As filed with the Securities and Exchange Commission on November 26, 2021

File Nos.
333-46996
811-10157

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.	49 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	51 [X]

FRANKLIN GLOBAL TRUST
(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of Principal Executive Offices) (Zip Code)

(650) 312-2000
Registrant's Telephone Number, Including Area Code

CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on December 1, 2021 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

FRANKLIN GLOBAL TRUST
December 1, 2021

	Class A	Class C	Class R	Class R6	Advisor Class
Franklin International Growth Fund	FNGAX	FNGDX	FNGRX	FILRX	FNGZX
Franklin International Small Cap Fund	FINAX	FCSMX	FISDX	FCAPX	FKSCX

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FGT3 P 12/21

Contents

Fund Summaries

Information about the Fund you should know before investing

Franklin International Growth Fund	2
Franklin International Small Cap Fund	10

Fund Details

More information on investment policies, practices and risks/financial highlights

Franklin International Growth Fund	19
Franklin International Small Cap Fund	33
Distributions and Taxes	48

Your Account

Information about sales charges, qualified investors, account transactions and services

Choosing a Share Class	52
Buying Shares	66
Investor Services	69
Selling Shares	72
Exchanging Shares	75
Account Policies	79
Questions	90

For More Information

Where to learn more about the Fund

Back Cover

FRANKLIN INTERNATIONAL GROWTH FUND
FUND SUMMARIES

Franklin International Growth Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 52 in the Fund's Prospectus and under “Buying and Selling Shares” on page 43 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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FUND SUMMARIES

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses	0.16%	0.16%	0.16%	0.06%	0.16%
Total annual Fund operating expenses[2]	1.13%	1.88%	1.38%	0.78%	0.88%
Fee waiver and/or expense reimbursement[1,2]	-0.02%	-0.02%	-0.02%	-0.04%	-0.02%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	1.11%	1.86%	1.36%	0.74%	0.86%

1. The investment manager has contractually agreed to waive or assume certain expenses so that operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.86% until November 30, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

2. The transfer agent has been updated to reflect that the investment manager has contractually agreed to limit its fees on Class R6 shares to 0.02% until November 30, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$657	$887	$1,136	$1,847
Class C	$289	$589	$1,014	$2,199
Class R	$138	$435	$753	$1,656
Class R6	$76	$245	$429	$962
Advisor Class	$88	$279	$486	$1,082
If you do not sell your shares:
Class C	$189	$589	$1,014	$2,199

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate

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FRANKLIN INTERNATIONAL GROWTH FUND
FUND SUMMARIES

higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14.47% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests predominantly in equity securities, primarily common stock, of mid- and large-capitalization companies located outside the U.S., including developing or emerging market countries. The Fund may invest up to 20% of its net assets in emerging market countries. Mid- and large-capitalization companies are generally companies with market capitalizations of greater than $2 billion. The Fund, from time to time, may have significant investments in a particular sector or country, such as technology.

The Fund's investment manager employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. The investment manager uses a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social

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FUND SUMMARIES

and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. In addition, investment styles can go in and out of favor, which could cause additional volatility in the Fund’s portfolio holdings.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Emerging Markets The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio

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FRANKLIN INTERNATIONAL GROWTH FUND
FUND SUMMARIES

securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Technology Companies Companies in the technology sector have historically been volatile due to the rapid pace of product change and development within the sector. For example, their products and services may not prove commercially successful or may become obsolete quickly. In addition, delays in or cancellation of the release of anticipated products or services may also affect the price of a technology company’s stock. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. The activities of these companies may also be adversely affected by changes in government regulations, worldwide technological developments or investor perception of a company and/or its products or services. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

Mid Capitalization Companies   Securities issued by mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, mid capitalization companies may be affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the

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FRANKLIN INTERNATIONAL GROWTH FUND
FUND SUMMARIES

future. You can obtain updated performance information at franklintempleton.com or by calling (800)DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	2020, Q2	32.70%
Worst Quarter:	2011, Q3	-21.13%

As of September 30, 2021, the Fund’s year-to-date return was 1.77%.

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FRANKLIN INTERNATIONAL GROWTH FUND
FUND SUMMARIES

Average Annual Total Returns

(figures reflect sales charges)

For the period ended December 31, 2020

	1 Year	5 Years	10 Years	Since Inception
Franklin International Growth Fund - Class A
Return before taxes	25.21%	15.21%	8.79%	—
Return after taxes on distributions	24.53%	14.96%	8.66%	—
Return after taxes on distributions and sale of Fund shares	15.37%	12.29%	7.25%	—
Franklin International Growth Fund - Class C	30.50%	15.63%	8.62%	—
Franklin International Growth Fund - Class R	32.19%	16.23%	9.16%	—
Franklin International Growth Fund - Class R6	33.01%	16.99%	—	11.31%	[1]
Franklin International Growth Fund - Advisor Class	32.86%	16.79%	9.70%	—
MSCI EAFE Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	7.82%	7.45%	5.51%	—

1.	Since inception May 1, 2013.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Templeton Institutional, LLC (FT Institutional)

Portfolio Managers

John Remmert

Senior Vice President of FT Institutional and portfolio manager of the Fund since 2018.

Patrick McKeegan, CFA

Portfolio manager of FT Institutional and portfolio manager of the Fund since December 2021.

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FRANKLIN INTERNATIONAL GROWTH FUND
FUND SUMMARIES

Donald G. Huber, CFA

Portfolio manager of FT Institutional and portfolio manager of the Fund since 2014.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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FRANKLIN INTERNATIONAL SMALL CAP FUND
FUND SUMMARIES

Franklin International Small Cap Fund

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 52 in the Fund's Prospectus and under “Buying and Selling Shares” on page 43 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	[1]	1.00%	None	None	None

1.

There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investment of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

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FUND SUMMARIES

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees[1,2]	0.25%	1.00%	0.50%	None	None
Other expenses	0.58%	0.58%	0.58%	0.55%	0.58%
Total annual Fund operating expenses[1,2]	1.63%	2.38%	1.88%	1.35%	1.38%
Fee waiver and/or expense reimbursement[1,2,3,4]	-0.33%	-0.33%	-0.33%	-0.43%	-0.33%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2,3,4]	1.30%	2.05%	1.55%	0.92%	1.05%

1. Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on May 1, 2021. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Class A and C distribution and service (12b-1) fees have been restated to reflect the maximum rate approved by the board of trustees. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights due to a different 12b-1 fee rate paid in the Fund’s most recent fiscal year.

3. The fee waiver and/or expense reimbursement above has been updated to reflect that the investment manager has contractually agreed to waive or assume certain expenses so that operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 1.05% until November 30, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

4. The transfer agent has been updated to reflect that the investment manager has contractually agreed to limit its fees on Class R6 shares to 0.03% until November 30, 2022. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap (which would result in lower fees for shareholders).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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FRANKLIN INTERNATIONAL SMALL CAP FUND
FUND SUMMARIES

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$1,005	$1,358	$2,350
Class C	$308	$711	$1,241	$2,691
Class R	$158	$559	$986	$2,174
Class R6	$94	$385	$698	$1,586
Advisor Class	$107	$404	$724	$1,629
If you do not sell your shares:
Class C	$208	$711	$1,241	$2,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114.68% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. Smaller international companies are companies with market capitalizations not exceeding (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index, whichever is greater, at the time of purchase. The equity securities in which the Fund primarily invests are common stock.

The Fund may invest a portion of its assets in emerging markets securities and may, from time to time, have significant investments in a particular sector or country, such as industrials.

In choosing individual equity investments, the Fund's investment manager utilizes a fundamental "bottom-up" approach involving in-depth proprietary analysis of individual equity securities. In narrowing down the universe of eligible investments, the investment manager employs a quantitative and qualitative approach to identify smaller international companies that the investment manager believes have the potential to generate attractive returns with lower downside risk. Overall, the investment manager seeks to invest in quality companies with attractive valuations.

The investment manager does not select investments for the Fund that are merely representative of the small cap asset class, but instead aims to produce a portfolio

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FUND SUMMARIES

of securities of exceptional companies operating in sectors that offer attractive potential. While the investment manager seeks to outperform the MSCI EAFE Small Cap (Net Dividends) Index, positions may be taken by the Fund that are not represented in that index.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid

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FUND SUMMARIES

(harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Regional Focus Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of investments held by the Fund. Current uncertainty concerning the economic consequences of the January 31, 2020 departure of the United Kingdom from the European Union (EU) may increase market volatility.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Emerging Markets The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Small and Mid Capitalization Companies   Securities issued by small and mid capitalization companies may be more volatile in price than those of larger companies and may involve additional risks. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, small and mid capitalization companies may be affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

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FUND SUMMARIES

Focus To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industrials Companies The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Advisor Class shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800)DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

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Advisor Class Annual Total Returns

Best Quarter:	2020, Q4	22.10%
Worst Quarter:	2020, Q1	-36.63%

As of September 30, 2021, the Fund’s year-to-date return was 12.34%.

Average Annual Total Returns

(figures reflect sales charges)

For periods ended December 31, 2020

	1 Year	5 Years	10 Years	Since Inception
Franklin International Small Cap Fund - Advisor Class
Return before taxes	-10.55%	0.79%	4.17%	—
Return after taxes on distributions	-10.55%	-0.80%	2.79%	—
Return after taxes on distributions and sale of Fund shares	-6.25%	0.32%	3.14%	—
Franklin International Small Cap Fund - Class A	-15.80%	-0.61%	3.31%	—
Franklin International Small Cap Fund - Class C	-12.42%	-0.24%	3.13%	—
Franklin International Small Cap Fund - Class R	-11.08%	0.28%	3.64%	—
Franklin International Small Cap Fund - Class R6	-10.53%	0.93%	—	2.88%	[1]
MSCI EAFE Small Cap Index-NR (index reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding)	12.34%	9.39%	7.85%	—

1.	Since inception May 1, 2013.

The figures in the average annual total returns table above reflect the Class A shares maximum front-end sales charge of 5.50%. Prior to September 10, 2018,

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Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A shares in the average annual total returns table would be lower.

Historical performance for Class A, Class C and Class R shares prior to their inception is based on the performance of Advisor Class shares. Class A, Class C and Class R performance has been adjusted to reflect differences in sales charges and 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Advisor Class and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisor

ClearBridge Investments, LLC (ClearBridge)

Portfolio Managers

Sean M. Bogda, CFA

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Paul D. Ehrlichman

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Safa R. Muhtaseb, CFA

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Grace Su

Managing Director of ClearBridge and Portfolio Manager of the Fund since June 2021.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most

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accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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Franklin International Growth Fund

Investment Goal

The Fund's investment goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests predominantly in equity securities, primarily common stock, of mid- and large-capitalization companies located outside the U.S., including developing or emerging market countries. The Fund may invest up to 20% of its net assets in emerging market countries. Mid- and large-capitalization companies are generally companies with market capitalizations of greater than $2 billion. The Fund, from time to time, may have significant investments in a particular sector or country, such as technology.

The Fund's investment manager employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. The investment manager uses a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation.

The Fund considers international companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions.

The Fund, from time to time, may have significant investments in a particular sector or country, such as technology.

Portfolio Selection

The Fund's investment manager employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that have higher expected revenue and earnings growth than their peers. The investment manager uses a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation.

The investment manager's process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

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Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities, including shares of money market funds managed by the investment manager or its affiliates, or short-term debt securities. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of the COVID-19 pandemic have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial

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markets is unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing

Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their current earnings or assets compared to value or other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. In addition, investment styles can go in and out of favor, which could cause additional volatility in the Fund’s portfolio holdings.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies,

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exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain issuers in a country could result in an (i) immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities or (ii) other limitations on the Fund’s ability to invest or hold such securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Regional.  Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

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Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Emerging Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market,

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business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies  The technology sector has historically been volatile due to the rapid pace of product change and development within the sector. For example, their products and services may not prove commercially successful or may become obsolete quickly. In addition, delays in or cancellation of the release of anticipated products or services may also affect the price of a technology company’s stock. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. The activities of these companies may also be adversely affected by changes in government regulations, worldwide technological developments or investor perception of a company and/or its products or services. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements.

Mid Capitalization Companies

While mid capitalization companies may offer substantial opportunities for capital growth, they also may involve additional risks. Historically, mid capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of mid capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of mid capitalization companies to changing economic conditions.

In addition, mid capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Mid capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans, particularly those with floating interest rates.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

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More detailed information about the Fund and its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Templeton Institutional, LLC (FT Institutional), 280 Park Avenue, New York, New York 10017, is the Fund's investment manager. FT Institutional is a wholly-owned subsidiary of Franklin Resources, Inc. (Resources). Together, FT Institutional and its affiliates manage, as of October 31, 2021, over $1.56 trillion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in international securities. The portfolio managers of the team are as follows:

John Remmert Senior Vice President of FT Institutional

Mr. Remmert has been lead portfolio manager of the Fund since December 2021 and a portfolio manger of the Fund since 2018. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2002.

Patrick McKeegan, CFA Portfolio Manager of FT Institutional

Mr. McKeegan has been a portfolio manager of the Fund since December 2021, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. Prior to joining Franklin Templeton he was with Tourbillon Capital Partners covering healthcare companies. He joined Franklin Templeton in 2018

Donald G. Huber, CFA Portfolio Manager of FT Institutional

Mr. Huber has been a portfolio manager of the Fund since 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2002.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

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The Fund pays FT Institutional a fee for managing the Fund's assets. For the fiscal year ended July 31, 2021, FT Institutional agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, FT Institutional and other affiliated service providers for the Fund have agreed to waive fees or to assume as their own certain expenses otherwise payable by the Fund so that the expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.86% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until November 30, 2022. In addition, the Fund's transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for the Class do not exceed 0.02% until November 30, 2022. The management fees before and after such waiver were 0.72% and 0.69%, respectively.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended July 31.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency and alleviates the need for the Fund to incur the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund's board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund's board of trustees: set the Fund's overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund's investment goal, policies and restrictions. Subject to review by the Fund's board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund's assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

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Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

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Franklin International Growth Fund - Class A

Year Ended July 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$18.34	$14.62	$15.31	$13.18	$11.07
Income from investment operations[a]:
Net investment income (loss)[b]	(0.09)	(0.04)	0.04	0.06	0.05
Net realized and unrealized gains (losses)	4.99	3.78	(0.50)	2.26	2.12
Total from investment operations	4.90	3.74	(0.46)	2.32	2.17
Less distributions from:
Net investment income	—	(0.02)	(0.03)	—	(0.06)
Net realized gains	(0.48)	—	(0.20)	(0.19)	—
Total distributions	(0.48)	(0.02)	(0.23)	(0.19)	(0.06)
Net asset value, end of year	$22.76	$18.34	$14.62	$15.31	$13.18
Total return[c]	26.98%	25.52%	(2.62)%	17.73%	19.70%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.17%	1.19%	1.27%	1.54%
Expenses net of waiver and payments by affiliates[d]	1.11%	1.10%	1.05%	1.15%	1.31%
Net investment income (loss)	(0.41)%	(0.25)%	0.32%	0.43%	0.37%
Supplemental data
Net assets, end of year (000’s)	$961,676	$579,893	$289,944	$161,607	$185,680
Portfolio turnover rate	14.47%	37.51%	18.11%	58.36%	28.66%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d. Benefit of expense reduction rounds to less than 0.01%.

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Franklin International Growth Fund - Class C

Year Ended July 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$17.46	$14.00	$14.74	$12.80	$10.77
Income from investment operations[a]:
Net investment (loss)[b]	(0.23)	(0.15)	(0.06)	(0.03)	(0.04)
Net realized and unrealized gains (losses)	4.73	3.61	(0.48)	2.16	2.07
Total from investment operations	4.50	3.46	(0.54)	2.13	2.03
Less distributions from:
Net realized gains	(0.48)	—	(0.20)	(0.19)	—
Net asset value, end of year	$21.48	$17.46	$14.00	$14.74	$12.80
Total return[c]	26.04%	24.63%	(3.34)%	16.76%	18.85%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.88%	1.92%	1.94%	2.02%	2.29%
Expenses net of waiver and payments by affiliates[d]	1.86%	1.85%	1.80%	1.90%	2.06%
Net investment (loss)	(1.15)%	(0.98)%	(0.43)%	(0.32)%	(0.38)%
Supplemental data
Net assets, end of year (000’s)	$62,560	$39,440	$27,397	$22,542	$8,702
Portfolio turnover rate	14.47%	37.51%	18.11%	58.36%	28.66%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d. Benefit of expense reduction rounds to less than 0.01%.

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Franklin International Growth Fund - Class R

Year Ended July 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$18.16	$14.50	$15.21	$13.16	$11.02
Income from investment operations[a]:
Net investment income (loss)[b]	(0.12)	(0.07)	— [c]	0.04	0.02
Net realized and unrealized gains (losses)	4.92	3.73	(0.48)	2.22	2.13
Total from investment operations	4.80	3.66	(0.48)	2.26	2.15
Less distributions from:
Net investment income	—	—	(0.03)	(0.02)	(0.01)
Net realized gains	(0.48)	—	(0.20)	(0.19)	—
Total distributions	(0.48)	—	(0.23)	(0.21)	(0.01)
Net asset value, end of year	$22.48	$18.16	$14.50	$15.21	$13.16
Total return	26.69%	25.24%	(2.88)%	17.34%	19.54%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.38%	1.41%	1.43%	1.49%	1.76%
Expenses net of waiver and payments by affiliates[d]	1.35%	1.35%	1.29%	1.37%	1.53%
Net investment income (loss)	(0.58)%	(0.45)%	0.08%	0.21%	0.15%
Supplemental data
Net assets, end of year (000’s)	$8,630	$2,365	$1,848	$1,086	$371
Portfolio turnover rate	14.47%	37.51%	18.11%	58.36%	28.66%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Benefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INTERNATIONAL GROWTH FUND
FUND DETAILS

Franklin International Growth Fund - Class R6

Year Ended July 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$18.44	$14.69	$15.34	$13.25	$11.15
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.03	0.08	0.12	0.08
Net realized and unrealized gains (losses)	5.01	3.79	(0.48)	2.26	2.15
Total from investment operations	5.00	3.82	(0.40)	2.38	2.23
Less distributions from:
Net investment income	(0.02)	(0.07)	(0.05)	(0.10)	(0.13)
Net realized gains	(0.48)	—	(0.20)	(0.19)	—
Total distributions	(0.50)	(0.07)	(0.25)	(0.29)	(0.13)
Net asset value, end of year	$22.94	$18.44	$14.69	$15.34	$13.25
Total return	27.44%	26.08%	(2.26)%	18.15%	20.26%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.78%	0.81%	0.84%	0.85%	0.90%
Expenses net of waiver and payments by affiliates[c]	0.73%	0.71%	0.66%	0.71%	0.88%
Net investment income (loss)	(0.03)%	0.17%	0.71%	0.87%	0.80%
Supplemental data
Net assets, end of year (000’s)	$548,647	$379,331	$344,257	$83,292	$54,347
Portfolio turnover rate	14.47%	37.51%	18.11%	58.36%	28.66%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Benefit of expense reduction rounds to less than 0.01%.

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FUND DETAILS

Franklin International Growth Fund - Advisor Class

Year Ended July 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$18.40	$14.66	$15.33	$13.24	$11.13
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	— [c]	0.09	0.10	0.08
Net realized and unrealized gains (losses)	5.01	3.79	(0.51)	2.26	2.13
Total from investment operations	4.97	3.79	(0.42)	2.36	2.21
Less distributions from:
Net investment income	(—)[c]	(0.05)	(0.05)	(0.08)	(0.10)
Net realized gains	(0.48)	—	(0.20)	(0.19)	—
Total distributions	(0.48)	(0.05)	(0.25)	(0.27)	(0.10)
Net asset value, end of year	$22.89	$18.40	$14.66	$15.33	$13.24
Total return	27.31%	25.90%	(2.45)%	17.98%	20.04%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.92%	0.94%	1.02%	1.29%
Expenses net of waiver and payments by affiliates[d]	0.86%	0.85%	0.80%	0.90%	1.06%
Net investment income (loss)	(0.17)%	0.03%	0.57%	0.68%	0.62%
Supplemental data
Net assets, end of year (000’s)	$1,665,974	$1,158,652	$863,973	$294,254	$147,926
Portfolio turnover rate	14.47%	37.51%	18.11%	58.36%	28.66%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Benefit of expense reduction rounds to less than 0.01%.

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FRANKLIN INTERNATIONAL SMALL CAP FUND
FUND DETAILS

Franklin International Small Cap Fund

Investment Goal

The Fund's investment goal is long-term capital appreciation.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. Shareholders will be given at least 60 days’ advance written notice of any change to this 80% policy.

For this Fund, smaller international companies are companies with market capitalizations (the total market value of a company's outstanding stock) not exceeding (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index, whichever is greater, at the time of purchase. The MSCI EAFE Small Cap Index is designed to measure the equity market small cap segment performance in the global developed markets, excluding U.S. and Canada. As of September 30, 2021, the largest company in the MSCI EAFE Small Cap Index had a market capitalization of $25.72 billion.

The Fund considers international companies to be those organized under the laws of a country outside of the United States or having a principal office in a country outside of the United States, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. The Fund may invest up to 25% of its net assets in developing or emerging market countries.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Equity securities include common stock, preferred stock and tracking stock.

The Fund, from time to time, may have significant investments in a particular sector or country, such as industrials.

The Fund may invest up to 10% of its net assets in securities of companies that operate as real estate investment trust (REITs) and similar REIT-like entities domiciled outside the U.S.

Portfolio Selection

In choosing individual equity investments, the Fund's investment manager utilizes a fundamental "bottom-up" approach involving in-depth proprietary analysis of

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individual equity securities. In narrowing down the universe of eligible investments, the investment manager employs a quantitative and qualitative approach to identify smaller international companies that the investment manager believes have the potential to generate attractive returns with lower downside risk. These companies tend to have proprietary products and services, which can sustain a longer-term competitive advantage, and tend to have a higher probability of maintaining a strong balance sheet and/or generating cash flow. After a company is identified, a thorough analysis is conducted to establish the earnings prospects and determine the value of the company. Overall, the investment manager seeks to invest in quality companies with attractive valuations.

The investment manager does not select investments for the Fund that are merely representative of the small cap asset class, but instead aims to produce a portfolio of securities of exceptional companies operating in sectors that offer attractive potential. The investment manager has a team of research analysts fully dedicated to the identification of smaller companies that have, in their opinion, the potential to provide above average performance. While the investment manager seeks to outperform the MSCI EAFE Small Cap (Net Dividends) Index, positions may be taken by the Fund that are not represented in that index.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, money market fund shares (including shares of an affiliated money market fund), and other money market instruments. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse

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investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of the COVID-19 pandemic have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets is unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

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Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain issuers in a country could result in an (i) immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities or (ii) other limitations on the Fund’s ability to invest or hold such securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as

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U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional.  Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.

The risk of investments in Europe may be heightened due to the January 31, 2020 departure of the United Kingdom from the European Union (EU) and resulting uncertainty about trade negotiations and economic effects of the departure, which may cause increased market volatility.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's

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outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Emerging Markets

The risks of foreign investments typically are greater in less developed countries, sometimes referred to as developing or emerging markets. For example, the political, social, market regulation and economic structures and institutions in these countries, including those supporting the regulatory and legal systems and financial markets, may be less established and more vulnerable to corruption and fraud, and may change rapidly. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Investments in less developed markets generally are subject to higher fees and expenses and exhibit greater price volatility and valuation challenges. They may be subject to greater risk of expropriation, nationalization, confiscatory or punitive taxation, and foreign investment and divestment restrictions. In addition, a developing market country may experience a devaluation of its currency, a downgrade in the credit ratings of issuers in the country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

Restrictions on currency trading that may be imposed by developing market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries. Finally, such securities markets are smaller, relatively less liquid and may not be as efficient or established in terms of settlement, custody and securities registration.

Small Capitalization Companies

While investments in small capitalization companies may offer substantial opportunities for capital growth, they also may involve substantial risks. Historically, investments in small capitalization company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of investments in small capitalization companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of investments in small capitalization companies to changing economic conditions.

In addition, investments in small capitalization companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established.

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FUND DETAILS

Small capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates.

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

REITs

Equity REITs may be affected by any changes in the value of the properties and companies owned and other factors, and their prices tend to go up and down. A REIT's performance depends on the types, values and locations of the properties and companies it owns and on how well those companies are managed. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because a REIT may be invested in a limited number of projects or in a particular market segment, it may be more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT under the U.S. federal tax laws could adversely affect the value of a particular REIT or the market for REITS as a whole. These risks may also apply to securities of REIT-like entities domiciled outside the U.S.

More detailed information about the Fund and its policies and risks can be found in the Fund's SAI.

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

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FRANKLIN INTERNATIONAL SMALL CAP FUND
FUND DETAILS

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Advisers is a wholly owned subsidiary of Franklin Resources, Inc. Together, Advisers and its affiliates manage, as of October 31, 2021, over $1.56 trillion in assets, and have been in the investment management business since 1947.

Under an agreement with Advisers, ClearBridge Investments, LLC (ClearBridge), 620 8th Avenue, New York, New York 10018 is the Fund’s sub-advisor. ClearBridge provides Advisers with investment management advice and assistance. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

The portfolio managers responsible for the Fund’s management are:

Sean M. Bogda, CFA Managing Director of ClearBridge

Mr. Bogda has been a co-lead portfolio manager of the Fund since June 2021. Mr. Bogda joined ClearBridge in 2008.

Paul D. Ehrlichman Managing Director of ClearBridge

Mr. Ehrlichman has been a co-lead portfolio manager of the Fund since June 2021. Mr. Ehrlichman joined ClearBridge in 2008.

Safa R. Muhtaseb, CFA Managing Director of ClearBridge

Mr. Muhtaseb has been a co-lead portfolio manager of the Fund since June 2021. Mr. Muhtaseb joined ClearBridge in 2008.

Grace Su Managing Director of ClearBridge

Ms. Su has been a co-lead portfolio manager of the Fund since June 2021. Ms. Su joined ClearBridge in 2008.

The portfolio managers of the Fund are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. They have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended July 31, 2021, Advisers agreed to waive fees or to assume as its own

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FUND DETAILS

certain expenses otherwise payable by the Fund so that the expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.05% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until November 30, 2022. Under this fee and expense waiver, common fees and expenses of the Fund (including management, administration and other fees) will be waived equally among all classes and, to the extent necessary, transfer agency fees will be waived equally among all classes, except with respect to Class R6, for which its class-specific transfer agency fees may be waived in a different amount. In addition, the Fund's transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for the Class do not exceed 0.03% until November 30, 2022.The management fees before and after such waiver were 0.92% and 0.87%, respectively.

Effective on May 1, 2021, the investment management fee that the Fund pays to Advisers under the investment management agreement was reduced from 0.95% of the value of the Fund’s average daily net assets to 0.80% of the value of the Fund’s average daily net assets. In addition, effective on May 1, 2021, Advisers agreed to waive fees or to assume as its own certain expenses otherwise payable by the Fund so that the expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.05% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) until November 30, 2022.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended July 31.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency and alleviates the need for the Fund to incur the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate

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responsibility, subject to oversight by the Fund's board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund's board of trustees: set the Fund's overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund's investment goal, policies and restrictions. Subject to review by the Fund's board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund's assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

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Franklin International Small Cap Fund - Class A

Year Ended July 31,

	2021		2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.56		$16.48	$19.68	$20.61	$17.55
Income from investment operations[a]:
Net investment income[b]	0.55	[c]	0.02	0.20	0.47	0.19
Net realized and unrealized gains (losses)	4.42		(4.05)	(2.87)	0.41	4.37
Total from investment operations	4.97		(4.03)	(2.67)	0.88	4.56
Less distributions from:
Net investment income	—		—	(0.27)	(1.23)	(0.18)
Net realized gains	—		(0.89)	(0.26)	(0.58)	(1.32)
Total distributions	—		(0.89)	(0.53)	(1.81)	(1.50)
Net asset value, end of year	$16.53		$11.56	$16.48	$19.68	$20.61
Total return[d]	42.99%	[e]	(25.96)%	(13.49)%	4.32%	28.31%
Ratios to average net assets
Expenses before waiver and payments by affiliates and expense reduction	1.74%		1.59%	1.41%	1.38%	1.38%
Expenses net of waiver and payments by affiliates and expense reduction	1.62%	[f]	1.58% [g]	1.41% [f]	1.38% [f]	1.38% [f]
Net investment income	3.80%	[c]	0.13%	1.11%	2.32%	1.05%
Supplemental data
Net assets, end of year (000’s)	$55,460		$48,963	$95,528	$142,505	$161,355
Portfolio turnover rate	114.68%		28.08%	11.86%	26.98%	21.71%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $0.56 per share related to income received in the form of special dividends and an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.11)%.

d. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

e. Includes the effect of a payment to be received from affiliated parties from a NAV error reimbursement. In the absence of such payment, the Fund's total return would have been 42.91%.

f. Benefit of expense reduction rounds to less than 0.01%.

g. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

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Franklin International Small Cap Fund - Class C

Year Ended July 31,

	2021		2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.31		$16.25	$19.42	$20.36	$17.32
Income from investment operations[a]:
Net investment income (loss)[b]	0.46	[c]	(0.09)	0.06	0.32	0.05
Net realized and unrealized gains (losses)	4.26		(3.96)	(2.82)	0.39	4.33
Total from investment operations	4.72		(4.05)	(2.76)	0.71	4.38
Less distributions from:
Net investment income	—		—	(0.15)	(1.07)	(0.02)
Net realized gains	—		(0.89)	(0.26)	(0.58)	(1.32)
Total distributions	—		(0.89)	(0.41)	(1.65)	(1.34)
Net asset value, end of year	$16.03		$11.31	$16.25	$19.42	$20.36
Total return[d]	41.73%		(26.64)%	(14.10)%	3.50%	27.39%
Ratios to average net assets
Expenses before waiver and payments by affiliates and expense reduction	2.49%		2.32%	2.16%	2.14%	2.13%
Expenses net of waiver and payments by affiliates and expense reduction	2.39%	[e]	2.31% [f]	2.16% [e]	2.14% [e]	2.13% [e]
Net investment income (loss)	3.30%	[c]	(0.63)%	0.36%	1.56%	0.30%
Supplemental data
Net assets, end of year (000’s)	$3,039		$3,692	$10,942	$19,184	$22,191
Portfolio turnover rate	114.68%		28.08%	11.86%	26.98%	21.71%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $0.56 per share related to income received in the form of special dividends and an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.61)%.

d. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

e. Benefit of expense reduction rounds to less than 0.01%.

f. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

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Franklin International Small Cap Fund - Class R

Year Ended July 31,

	2021		2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.56		$16.50	$19.72	$20.66	$17.56
Income from investment operations[a]:
Net investment income (loss)[b]	0.61	[c]	(0.01)	0.17	0.42	0.13
Net realized and unrealized gains (losses)	4.30		(4.04)	(2.89)	0.40	4.41
Total from investment operations	4.91		(4.05)	(2.72)	0.82	4.54
Less distributions from:
Net investment income	—		—	(0.24)	(1.18)	(0.12)
Net realized gains	—		(0.89)	(0.26)	(0.58)	(1.32)
Total distributions	—		(0.89)	(0.50)	(1.76)	(1.44)
Net asset value, end of year	$16.47		$11.56	$16.50	$19.72	$20.66
Total return	42.47%		(26.23)%	(13.67)%	3.97%	28.07%
Ratios to average net assets
Expenses before waiver and payments by affiliates and expense reduction	2.00%		1.81%	1.66%	1.64%	1.64%
Expenses net of waiver and payments by affiliates and expense reduction	1.91%	[d]	1.80% [e]	1.66% [d]	1.64% [d]	1.64% [d]
Net investment income (loss)	4.27%	[c]	(0.06)%	0.86%	2.06%	0.79%
Supplemental data
Net assets, end of year (000’s)	$607		$809	$2,482	$3,450	$3,592
Portfolio turnover rate	114.68%		28.08%	11.86%	26.98%	21.71%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $0.56 per share related to income received in the form of special dividends and an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.37%.

d. Benefit of expense reduction rounds to less than 0.01%.

e. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

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Franklin International Small Cap Fund - Class R6

Year Ended July 31,

	2021		2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.66		$16.54	$19.74	$20.67	$17.61
Income from investment operations[a]:
Net investment income[b]	0.95	[c]	0.08	0.29	0.56	0.27
Net realized and unrealized gains (losses)	4.08		(4.07)	(2.91)	0.40	4.37
Total from investment operations	5.03		(3.99)	(2.62)	0.96	4.64
Less distributions from:
Net investment income	—		—	(0.32)	(1.31)	(0.26)
Net realized gains	—		(0.89)	(0.26)	(0.58)	(1.32)
Total distributions	—		(0.89)	(0.58)	(1.89)	(1.58)
Net asset value, end of year	$16.69		$11.66	$16.54	$19.74	$20.67
Total return	43.14%	[d]	(25.72)%	(13.12)%	4.70%	28.87%
Ratios to average net assets
Expenses before waiver and payments by affiliates and expense reduction	1.51%		1.12%	1.02%	1.01%	0.99%
Expenses net of waiver and payments by affiliates and expense reduction	1.35%	[e]	1.09%	1.02% [e]	1.01% [e]	0.99% [e]
Net investment income	6.95%	[c]	0.54%	1.50%	2.69%	1.44%
Supplemental data
Net assets, end of year (000’s)	$1,044		$4,119	$125,218	$450,645	$492,010
Portfolio turnover rate	114.68%		28.08%	11.86%	26.98%	21.71%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $0.56 per share related to income received in the form of special dividends and an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 3.05%.

d. Includes the effect of a payment to be received from affiliated parties from a NAV error reimbursement. In the absence of such payment, the Fund's total return would have been 43.05%.

e. Benefit of expense reduction rounds to less than 0.01%.

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Franklin International Small Cap Fund - Advisor Class

Year Ended July 31,

	2021		2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.64		$16.53	$19.73	$20.67	$17.59
Income from investment operations[a]:
Net investment income[b]	0.61	[c]	0.06	0.23	0.52	0.23
Net realized and unrealized gains (losses)	4.43		(4.06)	(2.87)	0.40	4.39
Total from investment operations	5.04		(4.00)	(2.64)	0.92	4.62
Less distributions from:
Net investment income	—		—	(0.30)	(1.28)	(0.22)
Net realized gains	—		(0.89)	(0.26)	(0.58)	(1.32)
Total distributions	—		(0.89)	(0.56)	(1.86)	(1.54)
Net asset value, end of year	$16.68		$11.64	$16.53	$19.73	$20.67
Total return	43.30%	[d]	(25.74)%	(13.22)%	4.51%	28.68%
Ratios to average net assets
Expenses before waiver and payments by affiliates and expense reduction	1.50%		1.27%	1.16%	1.14%	1.14%
Expenses net of waiver and payments by affiliates and expense reduction	1.40%	[e]	1.26%[f]	1.16% [e]	1.14% [e]	1.14% [e]
Net investment income	4.23%	[c]	0.41%	1.36%	2.56%	1.29%
Supplemental data
Net assets, end of year (000’s)	$31,002		$50,041	$439,650	$763,309	$749,573
Portfolio turnover rate	114.68%		28.08%	11.86%	26.98%	21.71%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Net investment income per share includes approximately $0.56 per share related to income received in the form of special dividends and an adjustment for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.32%.

d. Includes the effect of a payment to be received from affiliated parties from a NAV error reimbursement. In the absence of such payment, the Fund's total return would have been 43.21%.

e. Benefit of expense reduction rounds to less than 0.01%.

f. Benefit of waiver and payments by affiliates rounds to less than 0.01%.

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Distributions and Taxes

The information is provided with respect to each Fund (hereafter the “Fund").

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value(NAV) unless you elect to receive them in cash.

Annual statements. After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend." At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income. Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund to shareholders as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares,

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and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Capital gains. Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. An additional 3.8% Medicare tax may also be imposed as discussed below.

Sales of Fund shares. When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting. If you acquire shares in the Fund on or after January 1, 2012, generally referred to as “covered shares," and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold

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amount. Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding. A shareholder may be subject to backup withholding on any distributions of income capital gains or proceeds from the sale or exchange of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. State backup withholding may also apply.

State, local and foreign taxes. Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. If the Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the Fund, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. The Fund may be required to report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

Other tax information. This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and

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foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

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Your Account

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Some share classes may not be offered by certain financial intermediaries. Your financial intermediary or investment representative (financial advisor) can help you decide which class is best for you. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts may not make additional purchases to those accounts but may exchange their shares for shares of a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans

Class A	Class C	Class R	Class R6	Advisor Class
Initial sales charge of 5.50% or less	No initial sales charge	No initial sales charge	See "Qualified Investors - Class R6" below	See "Qualified Investors - Advisor Class" below
Deferred sales charge of 1% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months	Deferred sales charge is not applicable
Lower annual expenses than Class C or R due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees. Automatic conversion to Class A shares after approximately ten years, reducing future annual expenses.	Higher annual expenses than Class A due to higher distribution fees (lower than Class C). No conversion to Class A shares so annual expenses do not decrease.

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Class A, C & R

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this prospectus).

In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

As noted above, the availability of certain share classes and/or shareholder privileges or services described in this prospectus will depend on the policies, procedures and trading platforms of your financial intermediary. Accordingly, you may be invested through your financial intermediary in a share class that has higher annual fees and expenses than other share classes offered in this prospectus, which will have an adverse impact on your investment return. The Fund is not responsible for any additional share class eligibility requirements, investment minimums, exchange privileges, or other policies imposed by financial intermediaries or for notifying shareholders of any changes to them. It is the responsibility of the financial intermediary (and not the Fund) to ensure that you obtain proper financial intermediary-specific waivers, discounts, investment minimums, minimum account balances and other special arrangements and that you are placed in the proper share class for which you are eligible through your financial intermediary. Please consult your financial adviser to consider your options, including your eligibility to qualify for the share classes and/or shareholder privileges or services described in this prospectus.

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Sales Charges - Class A

when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $50,000	5.50	5.82
$50,000 but under $100,000	4.50	4.71
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04
$1 million or more	0.00	0.00

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions

Quantity discounts. We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at franklintempleton.com/quantity-discounts. This web page can also be reached at franklintempleton.com by clicking the "Investments Resources” under “Investments & Solutions" tab and then choosing "Quantity Discounts for Class A Shares."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

• You, individually;

• Your "family member," defined as your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21;

• You jointly with one or more family members;

• You jointly with another person(s) who is (are) not family members if that other person has not included the value of the jointly-owned shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;

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• A Coverdell Education Savings account for which you or a family member is the identified responsible person;

• A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member's Social Security number;

• A 529 college savings plan over which you or a family member has investment discretion and control;

• Any entity over which you or a family member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a family member] on which you or a family member is the authorized signer);

• A trust established by you or a family member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). It may be necessary for you to provide your financial advisor with information and records (including account statements) of all relevant accounts invested in the Franklin Templeton funds. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

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The value of cumulative quantity discount eligible shares equals the current or cost value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares as of the day prior to your current purchase by their public offering price on the day of your current purchase. The cost value of shares is determined by aggregating the amount you invested in cumulative quantity discount eligible shares (including reinvested dividends and capital gains, but excluding capital appreciation), less any withdrawals, as of the date prior to your current purchase. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) plan and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of “cumulative quantity discount eligible shares” (as defined in the “Cumulative quantity discount” section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time; however, purchases made under a right of reinvestment and appreciation of your holdings do not count as purchases made during the LOI period. During that 13-month period, additional purchases as well as reinvested dividends and capital gains are counted toward the fulfillment of your LOI. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. The value of your cumulative quantity discount eligible shares (as calculated in the “Cumulative quantity discount” section above) as of the day prior to your LOI start date may be counted toward fulfillment of your LOI. The cost value of cumulative quantity discount eligible shares, however, may only be aggregated for share purchases that took place within 18 months of the LOI start date.

If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

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Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sales Charge Waivers

Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301.

Waivers for certain investors. The following investors or investments qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

• Current employees of securities dealers that have executed a selling agreement with Franklin Distributors, LLC (Distributors) and their affiliates and their family members, as allowed by the internal policies of their employer.

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Group annuity separate accounts offered to retirement plans.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform or self-directed investment brokerage account that may charge a transaction or other fee to customers.

• Shareholders who purchase directly from the Funds and not through any financial intermediary (i.e., Distributors is the broker of record).

• Class C shareholders whose shares are converted to Class A shares after 10 years under the Class C shares’ conversion feature.

Retirement plans. Provided that Franklin Templeton Investor Services, LLC is notified, Class A shares at NAV are available for:

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• Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper platform or third party retirement platform; or

• Any investors who purchases shares with proceeds from an IRA for which Fiduciary Trust International of the South (FTIOS) is custodian.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 1% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) -Class A & C”).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to to 0.35% per year for the sale of Class A shares and for services provided to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As set by the board of trustees (until further notice), the Fund currently may pay up to 0.25% under the Class A plan, notwithstanding the higher limit provided in such plan.

We calculate the amount of these fees over a 12-month period that may differ from the Fund's fiscal year. Therefore, the amount shown from time to time in the Fund's fee table (which is based upon the Fund's fiscal year) may differ from the amount set forth in the Rule 12b-1 plan due to timing differences.

Sales Charges - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) – Class A & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

Effective August 2, 2021, the Class C conversion feature provides that Class C shares that have been held for eight (8) years or more will automatically convert into Class A shares and will no longer be subject to Class C shares’ Rule 12b-1 fees (but will be subject to Class A share's Rule 12b-1 fee, if any) (the “Conversion Feature”). Prior to August 2, 2021, the Class C Conversion Feature had a 10-year holding period. The first 8-year conversion will occur on August 16, 2021. Thereafter, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 8-year anniversary of the Class C shares’ purchase date. The monthly conversion date typically occurs around the middle of every month and generally falls on a Friday.

Terms of the Conversion Feature.

Class C shares that automatically convert to Class A shares of the Fund convert on the basis of the relative net asset values of the two classes. Shareholders do not pay a sales charge, including a CDSC, upon the conversion of their Class C shares to Class A shares pursuant to the Conversion Feature. The automatic conversion of the Fund’s Class C shares into Class A shares after the 8-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

If you previously owned Class C shares of any Franklin Templeton Fund that were later merged or exchanged into the Fund, the time you held such shares counts towards the 8-year period for automatic conversion to Class A shares. Class C shares of the Fund acquired through automatic reinvestment of dividends or distributions convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Class C shares held through a financial intermediary in an omnibus account automatically convert into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods. This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level. In these circumstances, the Fund cannot automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial

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intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C(and, if applicable, Class C1) shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

New accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares. Accounts or plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before October 5, 2018, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts. The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shareholders may convert to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

Sales Charges - Class R
With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

• Employer Sponsored Retirement Plans

• Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

• IRAs on financial intermediary platforms approved by Distributors

• Non-ERISA 403(b) plans when purchasing direct from the Fund or platforms approved by Distributors

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• Certain other retirement accounts held through financial intermediaries that have been approved by Distributors.

Distribution and Service (12b-1) Fees

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell any class of shares of a Franklin Templeton fund, you may reinvest all or a portion of the proceeds from that sale within 90 days within the same share class (or share class equivalent if the share class you redeemed from is closed to new investors) without an initial sales charge. If at the time of investment your shares are registered directly with the Fund’s transfer agent: Class C or Class R shares will be reinvested in Class A shares if the account does not have an investment representative of record. Proceeds from the earlier sale of Class Z shares from another fund may also be reinvested in Class A shares.

This reinstatement privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

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In order to take advantage of this reinstatement privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment.

Generally, if you paid a CDSC when you sold your Class A or Class C shares, Distributors will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment. For Class A shares reinvested with a CDSC credit, a new CDSC will apply and the CDSC holding period will begin again. For Class C shares reinvested with a CDSC credit in Class A shares, you will not receive a CDSC credit in the new Class A shares and your reinvestment will not be subject to any otherwise applicable CDSC.

Qualified Investors - Class R6

Class R6 shares are available to the following investors:

• Employer Sponsored Retirement Plans where plan level or omnibus accounts are held on the books of Franklin Templeton Investor Services.

• Endowments; foundations; local, city and state governmental institutions; corporations; non-profit organizations that are organized as corporations; and insurance companies, (collectively “institutional investors”) when purchasing directly from a Fund. The minimum initial investment for institutional investors is $1,000,000 per Fund.

• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Other Franklin Templeton funds and funds for which Franklin Templeton investment managers provide advisory or subadvisory services.

• Intermediaries that execute an addendum to their selling agreement acknowledging that they are acting exclusively as agents of their clients in transacting in Class R6 shares.

• Advisory Fee Programs. A registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as a “Sponsor”) that has an agreement with Distributors authorizing the sale of Fund shares and that acquires shares of the Fund for its clients in connection with a comprehensive fee or other advisory fee arrangement for which the client pays the Sponsor a fee for investment advisory services. No minimum initial investment.

• Health Savings Accounts (HSAs) within plan level or omnibus accounts that are held on the books of Franklin Templeton Investor Services.

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Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

• Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund.

• Current employees of securities dealers that have executed a selling agreement with Distributors and their affiliates and their family members, as allowed by the internal policies of their employer.

• Current and former officers, trustees, directors, and full-time employees (and, in each case, their family members) of Franklin Templeton or Franklin Templeton funds (including any foundation, trust or benefit plan maintained, owned, controlled, or established by or for any such person), consistent with our then-current policies. Minimum initial investment: $1,000 ($25 for accounts with an automatic investment plan).

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper or third party retirement platform.

• Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton funds.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code.

• An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customers.

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• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform, or self-directed investment brokerage account that may charge a transaction or other fee to customers. Minimum initial investment $100,000, unless otherwise waived by Distributors.

Waivers for Exchanges between Classes of the Same Fund

Financial Intermediary Exchanges between Classes of the Same Fund. Exchanges between Classes of the same Fund as described below generally will be tax-free for federal income tax purposes. You should also consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares. These exchange privileges are subject to termination and may be amended from time to time.

Advisory Programs Eligible for Advisor Class or Class Z shares. Class A and Class C shares purchased by accounts participating in certain programs sponsored by and/or controlled by financial intermediaries (“Advisory Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Advisor Class shares of the same Fund under certain circumstances, including such Advisory Program’s eligibility to purchase Advisor Class shares of the Fund. If a shareholder that holds Advisor Class shares of a Fund no longer participates in an Advisory Program, the Advisor Class shares held by the shareholder may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the same Fund under certain circumstances. In this case, the shareholder would be subject to ongoing Rule 12b-1 fees to which it was not previously subject. All such exchanges are initiated by the financial intermediary and not the Fund and the Fund does not have information or oversight with respect to such exchanges. Such exchanges will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge. Unless otherwise permitted, any CDSC owed must be paid on Class A and C shares that you wish to exchange.

Financial Intermediary Exchanges from Class C Shares to Class A Shares. Class C shares purchased through financial intermediaries may be exchanged by the financial intermediary on behalf of the shareholder for Class A shares of the

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same Fund under certain circumstances. Such exchange will be on the basis of each Class’ NAV per share, without the imposition of any sales charge, fee or other charge.

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Buying Shares

Minimum Investments - Class A, C & R

Initial
Regular accounts, UGMA/UTMA accounts, current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 1,000
Automatic investment plans	$ 25
Employer Sponsored Retirement Plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts	no minimum
IRAs, IRA rollovers, Coverdell Education Savings Plans or Roth IRAs	$250
Broker-dealer sponsored wrap account programs	no minimum

A financial intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by financial intermediaries or for notifying shareholders of any changes to them. See Appendix A for more information on certain intermediary-specific investment minimums. Please consult with your financial intermediary if you have any questions regarding its policies.

Please note that you may only buy shares (including the purchase side of an exchange) of a fund eligible for sale in your state or jurisdiction. The Fund and other Franklin Templeton funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA), and may not be directly or indirectly offered or distributed in any such country. If an investor becomes a Canadian, EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

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Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, pre-paid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase shares.

Franklin Templeton Investor Services P.O. Box 997151 Sacramento, CA 95899-7151 Call toll-free: (800) 632-2301 or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Buying Shares

Through your investment representative
By Phone/Online (800) 632‑2301 franklintempleton.com Note: certain account types are not available for online account access.
By Mail
By Wire (800) 632‑2301 or (650) 312‑2000 collect
By Exchange franklintempleton.com

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Opening an account	Adding to an account
Contact your investment representative	Contact your investment representative

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. To make a same day investment, your phone order must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. You may open certain new accounts online at franklintempleton.com.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

To make a same day investment, your phone or online order must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement . If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call Shareholder Services at (800) 632‑2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)	Call Shareholder Services at (800) 632‑2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

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Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and send it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Retirement Plans

Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications, may require special forms for redemptions, and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at (800) 527-2020.

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Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most Franklin Templeton funds’ prospectuses, proxy statements and other documents, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. We have the right (but have no obligation) to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can choose not to register for online privileges. Additionally, if you don’t want telephone privileges, or want to discontinue telephone/online privileges at any time please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information to us via digital communication channels (e.g. email, chat, text messaging, fax), you are accepting the associated risks related to potential lack of security, such as the possibility that your

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confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or contact us for instructions.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you currently have $500,000 or more invested in Franklin Templeton funds based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

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Selling Shares

You can sell your shares at any time. To make a same day redemption, the redemption request must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier. Please keep in mind that a contingent deferred sales charge (CDSC) may apply

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

• you are selling more than $100,000 worth of shares

• you want your proceeds paid to someone who is not a registered owner

• you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

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Retirement Plans

You may need to complete additional forms to sell shares in a FTIOS retirement plan. For participants under the age of 59½, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

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Selling Shares
To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online
(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less and you do not hold share certificates, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone or online.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in proper form prior to 1 p.m. Pacific time, or the regularly scheduled close of the New York Stock Exchange, whichever is earlier, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services

P.O. Box 997151

Sacramento, CA 95899-7151

Call toll-free: (800) 632-2301

or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

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Exchanging Shares

Exchange Privilege

Class A, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares from a money fund and those shares were not charged a sales charge previously, however, a sales charge may apply.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.

Exchange Effects on Class C Conversion Feature

Effective October 5, 2018, if you exchange your Class C shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in the initial Fund will count towards the 8-year period for automatic conversion to Class A shares.

Class R6

You can exchange your Class R6 shares for Class R6 shares of other Franklin Templeton funds. You also may exchange your Class R6 shares for Advisor Class shares of a fund that does not currently offer Class R6 shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an

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entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive at least 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Exchange of shares into shares of the same Fund. The exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.”

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Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the Fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Account Policies - Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Account Policies - Security Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (“relatively illiquid securities”), it may be particularly vulnerable to arbitrage short-term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage (please see “Account Policies - Fair Valuation - Individual Securities”); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see,

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for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI). The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the Fund and the affiliated underlying funds in which the Fund invests.

Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades. While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

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Account Policies

Calculating Share Price

Class A & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 [10.25/0.945] equals 10.846561, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE. The Fund's NAV per share for each class is readily available online at www.franklintempleton.com/performance.

The Fund has agreements with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Fund. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent. If you place an order through an account at an intermediary, please

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consult with the intermediary to determine when your order will be executed, as some intermediaries may require that they receive orders prior to a specified cut-off time.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may hold smaller, “odd lot” sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

Fair Valuation – Individual Securities

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions

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on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 1 p.m. Pacific time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1 p.m. Pacific time on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Security Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s board of trustees, the investment manager monitors price movements by using a fair value pricing service offered through an independent pricing vendor.

The fair value pricing service is used to estimate the price of a security in a liquid market at the time of the NAV calculation (1 p.m. Pacific Time). If certain criteria are

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met, the foreign securities may be valued using the price from the fair value pricing service. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Fund’s business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Funds, and on which the Fund’s NAV is not calculated (in which case, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur, the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the board of trustees (as described above).

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and proceeds will be sent by Electronic Fund Transfer (ACH) to your bank information on file. If we do not have this information, proceeds will be mailed to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A or A1 accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion, with a low balance due to the conversion; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) accounts in an Advisory Fee Program; (6) accounts held through a 529 college savings program; (7) Coverdell Education Savings Plan accounts; and (8) accounts currently maintained via robo advice driven services where account investments and reallocations are done through an automated, algorithm-driven platform.

A financial intermediary may impose different minimum account balances on your account than those described above. The Fund is not responsible for any minimum account balances imposed by financial intermediaries or for notifying shareholders of any changes to them. See Appendix A for more information on certain

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intermediary-specific minimum account balances. Please consult with your financial intermediary if you have any questions regarding their policies.

Redemptions

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC. Also, see “Account Policies – Redemptions in Kind” for information regarding redemption requests that exceed $250,000 or 1% of the value of the Fund’s assets, whichever is less.

Redemptions in Kind

If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund. You should expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, you will bear the market risk of the securities you hold until the securities are sold.

Redemptions by Large Shareholders

At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs and/or increase in the Fund's expense ratio. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). Upon receipt, review all account statements and written notifications after each transaction affecting your account and notify us immediately if there is a discrepancy.

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You also will receive, or receive notice of the availability of, the Fund's financial reports every six months. In addition, you will receive an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

You may elect to receive your statements, prospectuses and other documents through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

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• Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;

• Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and

• Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

• The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

• Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.

• The Fund may modify, suspend, or terminate telephone/online privileges at any time.

• The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

• The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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• In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

• For redemptions over a certain amount, the Fund may, but is not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. The investment manager will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the investment manager may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

• You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

• To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

• For non-retirement accounts, if you are receiving a dividend, capital gains or a systematic withdrawal plan payment in cash, and at least three consecutive checks remain uncashed for at least six months, the Fund reserves the right to change your distribution option to reinvest future distributions or discontinue your systematic withdrawal plan.

Dealer Compensation

Class A, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" of the "Management and Other Services" section in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's investment manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to

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the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class C	Class R
Commission (%)	--	1.00[1]	--
Investment under $50,000	5.00	--	--
$50,000 but under $100,000	4.00	--	--
$100,000 but under $250,000	3.00	--	--
$250,000 but under $500,000	2.25	--	--
$500,000 but under $1 million	1.75	--	--
$1 million or more	up to 1.00	--	--
12b-1 fee to dealer	0.25[2,3]	1.00[4]	0.50

1. Commission includes advance of the first year's 0.25% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. Under the Distribution Plan for Class A, the Fund may pay up to 0.35% to Distributors or others, out of which 0.10% generally will be retained by Distributors for its distribution expenses. As set by the board of trustees (until further notice), the Fund currently may pay up to 0.25% under the plan.

4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase. After approximately 8 years, Class C shares convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.

Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class) There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one

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share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Other financial intermediary compensation Except with respect to Class R6 shares, Distributors may make marketing support payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers and other financial intermediaries, such as banks, insurance companies, or plan administrators, in connection with their efforts to educate financial advisors or provide other services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. In the case of any one intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that intermediary, on an annual basis. For an intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provide for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, also may exceed this limitation. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph. You should contact your financial intermediary to determine the amount of any compensation it may receive from Distributors or its affiliates.

Except with respect to Class R6 shares, Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund’s Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the financial intermediary's relationship with Distributors. Distributors will,

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on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may, in addition to marketing support payments, pay or allow other promotional incentives or payments to financial intermediaries, such as payments related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Sales of Fund shares, as well as shares of other mutual funds in Franklin Templeton, is not considered a factor in the selection of financial intermediaries to execute the Fund’s portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by financial intermediaries that sell Fund shares is not considered marketing support payments to such financial intermediaries.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

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Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number

Shareholder Services	(800) 632-2301
Fund Information	(800) DIAL BEN
(800) 342-5236
Retirement Services	(800) 527-2020
Advisor Services	(800) 524-4040
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020

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For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

Appendix A to the Prospectus — Intermediary Sales Charge Discounts and Waivers

Contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is a separate document and is incorporated herein by reference (is legally a part of this prospectus).

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

	One Franklin Parkway San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 franklintempleton.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-10157 © 2021 Franklin Templeton. All rights reserved.

APPENDIX A
INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures than the Fund regarding the availability of front-end sales load (charge) waivers or CDSC waivers; exchanges or conversions between classes or exchanges between Funds; account investment minimums; and minimum account balances, all of which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled "Fund Details – Your Account – Choosing a Share Class – Class A, & C" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund’s prospectus.

CLASS A AND CLASS C PURCHASES THROUGH AMERIPRISE FINANCIAL

Automatic exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date. Effective January 15, 2021, the anniversary year of the purchase date will change to 7-years.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

• Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date (effective January 15, 2021, the anniversary year of the purchase date will change to 7-years). To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

BAIRD

Intermediary-Defined Sales Charge Waiver Policies

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

• Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchase from the proceeds of redemptions from another Franklin Templeton fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

• Shares bought due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

• Breakpoints as described in this prospectus

• Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Franklin Templeton assets held by accounts within the purchaser’s household at Baird. Eligible Franklin Templeton assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Franklin Templeton funds through Baird, over a 13-month period of time

D.A. DAVIDSON & CO.

Effective June 1, 2020, shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson &. Co. ("D.A. Davidson") platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts as described in the fund’s prospectus beginning in the calendar year the shareholder turns age 72.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. ("EDWARD JONES")

Policies Regarding Transactions Through Edward Jones

Effective on or after January 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Franklin Templeton and Legg Mason Funds (including holdings of 529 Plans where Franklin Templeton or Legg Mason serve as the primary distributor), or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money markets funds and any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder

• Systematic withdrawals with up to 10% per year of the account value

• Return of excess contributions from an Individual Retirement Account (IRA)

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

• Shares exchanged in an Edward Jones fee-based program

• Shares acquired through NAV reinstatement

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

***************************************************************************

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or letter of intent (LOI)

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

JANNEY MONTGOMERY SCOTT LLC (“JANNEY”)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the fund’s Prospectus.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”),which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

CLASS A AND CLASS C PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-

specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

CLASS A PURCHASES THROUGH MORGAN STANLEY

Effective July 1, 2018 shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

In addition, effective November 12, 2021 for the purpose of calculating rights of accumulation and letters of intent with respect to purchases made in a Morgan Stanley Wealth Management brokerage account, the following definition for “cumulative quantity discount eligible shares” applies. This definition may be more limited than the one contained in this Fund’s Prospectus or SAI. It is the shareholder’s responsibility to inform Morgan Stanley at the time of purchase of any relationship, holdings, or other facts qualifying the purchaser for a discount. Morgan Stanley can ask for documentation of such circumstance. Shareholders should contact Morgan Stanley if they have questions. Cumulative quantity discount eligible shares include:

• Any class of shares of any Franklin Templeton or Legg Mason fund that is registered in the U.S.; and

• Units of a Section 529 Plan where Franklin Templeton or Legg Mason is the program manager.

For purposes of this section, Franklin Templeton and Legg Mason funds also include Brandywine GLOBAL funds, ClearBridge Investments funds, Martin Currie funds, Western Asset funds and certain other funds managed by affiliated investment advisers. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust, Legg Mason Partners Variable Equity Trust or Legg Mason Partners Variable Income Trust.

OPPENHEIMER & CO., INC.

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS Investments Inc. (“PFSI”)

Policies Regarding Fund Purchases Through PFSI

Effective on or after May 8, 2021, the following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of the Franklin Templeton and Legg Mason Funds on the PSS platform, or other facts qualifying the purchaser for discounts or waivers. PFSI may request reasonable documentation of such facts, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

Share Classes

Shareholders purchasing Fund shares through PFSI are eligible only for the following share classes:

• Class A and Class A1 shares: in non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types unless expressly provided for below.

• Class R shares: only in 401(k) plans covering a business owner with no employees, commonly referred to as a one-participant 401(k) plan or solo 401(k).

• Class C shares: only in accounts with existing Class C share holdings.

Breakpoints

• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation ("ROA")

• The applicable sales charge on a purchase of Class A or Class A1 shares is determined by taking into account all share classes (except any assets held in group retirement plans) of the Franklin Templeton and Legg Mason Funds held by the shareholder on the PSS Platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying PFSI of such assets at the time of calculation. No shares of the Franklin Templeton and Legg Mason Funds held by the shareholder away from the PSS platform, will be granted ROA with shares of any Franklin Templeton or Legg Mason Fund purchased on the PSS platform.

• Any SEP IRA plan or SIMPLE IRA plan on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder- level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares x NAV).

Letter of Intent ("LOI")

• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

• Only holdings of Franklin Templeton and Legg Mason Funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation.

• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

• If an employer maintaining a SEP IRA plan and/or SIMPLE IRA plan on the PSS platform has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased with the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account. Shareholders of Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to redeem shares from either of those fund families and reinvest the proceeds in the other fund family at NAV or net asset value.

• Shares exchanged into Class A or Class A1 shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanging between Franklin Templeton and Legg Mason Funds

• Clients of PFSI that purchase Franklin Templeton or Legg Mason Funds on the PSS platform will not be permitted to exchange from one of those fund families to the other at NAV or net asset value.

RAYMOND JAMES®

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated ("Stifel")

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following front-end sales charge (load) waiver, in addition to those listed in the prospectus:

• Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures at net asset value (without a front-end sales charge).

•

STATEMENT OF ADDITIONAL INFORMATION

FRANKLIN GLOBAL TRUST

December 1, 2021

Class
	A	C	R	R6	Advisor
Franklin International Growth Fund	FNGAX	FNGDX	FNGRX	FILRX	FNGZX
Franklin International Small Cap Fund	FINAX	FCSMX	FISDX	FCAPX	FKSCX

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' (hereafter "the Fund") prospectus. The Fund’s prospectus, dated December 1, 2021, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund’s Annual Report to shareholders, for the fiscal year ended July 31, 2021, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

Appendix A A- 1

Mutual Funds, annuities, and other investment products:

• are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

• are not deposits or obligations of, or guaranteed or endorsed by, any bank; and

• are subject to investment risks, including the possible loss of principal.

P.O. Box 997151 Sacramento, CA 95899-7151 (800) DIAL BEN® /342-5236	1	FGT3 SAI 12/21

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act) on the Fund with respect to borrowing and senior securities, see “Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing” below.

Fundamental Investment Policies

The Fund’s investment goal is long-term capital appreciation.

The Fund may not:

1. Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

The International Growth Fund may not:

8. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies,

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whether registered or excluded from registration under Section 3(c) of the 1940 Act).

The International Small Cap Fund may not:

9. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Non-Fundamental Investment Policies

Under normal market conditions, the International Small Cap Fund invests at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. Shareholders will be given at least 60 days’ advance written notice of any change to this 80% policy. Net assets for this 80% policy include the amount of any borrowings for investment purposes.

Additional Strategies

In trying to achieve its investment goal, the Fund may invest in the types of instruments or engage in the types of transactions identified below and in the section “Glossary of Investments, Techniques, Strategies and Their Risks,” which also describes the risks associated with these investment policies. The Fund may or may not use all of these techniques at any one time.

The Fund will not acquire shares of other affiliated or unaffiliated open-end funds, ETFs or unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act.

International Growth Fund

The Fund may:

• invest up to 10% of its net assets in corporate debt securities that the investment manager believes have the potential for capital appreciation. The receipt of income from debt securities is incidental to the Fund's investment goal

• invest up to 10% of its net assets in convertible securities, including enhanced convertible securities

The Fund currently does not intend to invest:

• in derivative instruments but reserves the right to use them in the future, subject to approval by the board of trustees

International Small Cap Fund

The Fund may:

• invest up to 10% of its net assets in corporate debt securities that the investment manager believes have the potential for capital appreciation

• invest in real estate securities

• invest in relatively new or unseasoned companies that are in the early stages of development

The Fund currently does not intend to invest:

• more than 10% of its net assets in convertible securities, though it may invest without limit in such securities

• in derivative instruments but reserves the right to use them in the future, subject to approval by the board of trustees

The Fund defines “emerging market countries” as those countries included in S&P Emerging BMI. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, the Middle East and Africa.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and S&P® Global Ratings (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movement in the investment markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

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Bank obligations Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (FDIC).

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Borrowing The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets. Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

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In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Convertible securities A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar non-convertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through, the issuing investment bank. However, the common stock received upon conversion is of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Fund's financial reporting, credit rating and investment policies and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Enhanced convertible securities. In addition to "plain vanilla" convertible securities, a number of different structures have been created to fit the characteristics of specific investors and

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issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include mandatory convertible securities, convertible trust preferred securities, exchangeable securities, and zero coupon and deep discount convertible bonds.

Risks. An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although the Fund intends to acquire convertible securities that the investment manager considers to be liquid (i.e., those securities that the investment manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund will also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities. Convertible securities may have low credit ratings, which generally correspond with higher credit risk to an investor like the Fund.

Synthetic convertible securities. A synthetic convertible is created by combining distinct securities that together possess the two principal characteristics of a true convertible security, i.e., fixed income payments in the form of interest or dividends and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible debt securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price (or to receive cash, in the case of stock index options). Synthetic convertibles are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible instruments may also include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments.

In addition to the general risks of convertible securities and the special risks of enhanced convertible securities, there are risks unique to synthetic convertible securities. Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible security is the sum of the values of its debt security component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Although the investment manager expects normally to create synthetic convertible securities whose two components provide exposure to the same issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a debt security with a call option on a stock index. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline. Exposure to more than one issuer or participant will increase the number of parties upon which the investment depends and the complexity of that investment and, as a result, increase the Fund's credit risk and valuation risk.

Debt securities - general description In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer's principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds. A bond is a debt security in which investors lend money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper. Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures. A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes. A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-

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term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund's investment manager attempts to reduce credit and market risk through diversification of the Fund's portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Depositary receipts Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Equity securities Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

Tracking stocks are also a type of equity security. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the financial performance of that unit or division, rather than the larger company as a whole. As a result, if the unit or division does not perform well, the value of the tracking stock may

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decrease, even if the larger parent company performs well. A tracking stock may pay dividends to shareholders independent of the parent company, which will depend on the performance of the unit or division that the stock tracks. Shareholders of a tracking stock have a financial interest only in that unit or division of the company and typically do not have a legal claim on the larger company’s assets.

Exclusion of investment manager from commodity pool operator definition. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the investment manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the investment manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Foreign securities For purposes of the Fund's prospectus and SAI, "foreign securities" refers to non-U.S. securities. There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income (including capital gains or other amounts), taxation on a retroactive basis, sudden or unanticipated changes in foreign tax laws, financial transaction taxes, denial or delay of the realization of tax treaty benefits, payment of foreign taxes not available for credit or deduction when passed through to shareholders, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments, including sanctions imposed by other countries or governmental entities, that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries’ legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding

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taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

On January 31, 2020, the United Kingdom (UK) left the European Union (EU). There is considerable uncertainty about the consequences of that departure, including uncertainty about the economic effects and results of trade negotiations between the UK and the EU. The negative impact of the UK's departure on, not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

Developing markets or emerging markets. Investments in issuers domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that when favorable economic developments occur in some developing market countries, such developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Countermeasures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of

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some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (counterparty) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. For example, the Public Company Accounting Oversight Board (PCAOB) has warned that positions taken by Chinese authorities impair the PCAOB's ability to conduct inspections and investigations of the audits of public companies with China-based operations. The PCAOB's impaired ability to oversee PCAOB-registered audit firms in China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact the Fund's investments in such companies. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

There may be significant obstacles to obtaining information necessary for investigations into potential legal claims or litigation against emerging market issuers and investors such as the Fund may experience difficulty in enforcing legal claims related to investments in the securities of such issuers. The SEC and other U.S. regulatory authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company directors and officers, in certain emerging markets, including China. Accordingly, investor protection and legal recourse may be limited with respect to the Fund's investments in emerging markets.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make

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dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the investment manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment goals and general investment policies as stated in the Fund’s prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.

Illiquid securities Generally, an “illiquid security” or “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features,

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the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid investments to or below 15% of its net assets within a reasonable period of time, and will notify the Trust’s board of trustees and make the required filings with the SEC in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Interfund lending program Pursuant to an exemptive order granted by the SEC (Lending Order), the Fund has the ability to lend money to, and borrow money from, other Franklin Templeton funds for temporary purposes (Interfund Lending Program) pursuant to a master interfund lending agreement (Interfund Loan). Lending and borrowing through the Interfund Lending Program provides the borrowing fund with a lower interest rate than it would have paid if it borrowed money from a bank, and provides the lending fund with an alternative short-term investment with a higher rate of return than other available short-term investments. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Fund may only participate in the Interfund Lending Program to the extent permitted by its investment goal(s), policies and restrictions and only subject to meeting the conditions of the Lending Order.

The limitations of the Interfund Lending Program are described below and these and the other conditions of the Lending Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending and borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one business day’s notice, in which case the borrowing fund may have to utilize a line of credit, which would likely involve higher rates, seek an Interfund Loan from another fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending fund or force the lending fund to borrow or liquidate securities to meet its liquidity needs.

Under the Interfund Lending Program, the Fund may borrow on an unsecured basis through the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an Interfund Loan exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after such borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default by the Fund occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending fund to call the

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Interfund Loan (and exercise all rights with respect to any collateral), and that such call would be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

In addition, no fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to obtain cash sufficient to repay such Interfund Loan, either through the sale of portfolio securities or the net sales of the fund’s shares, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

Investment company securities The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Private investments Consistent with its investment goals and policies, the Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. The Fund will generally treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be “hot” issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Real estate securities Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. Real Estate Investment Trusts (REITs) are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

Repurchase agreements Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The counterparty must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting

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counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Reverse repurchase agreements Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price, date and interest payment. Reverse repurchase agreements may be considered a borrowing under the federal securities laws, and therefore the Fund must have at least 300% asset coverage (total assets less liabilities, excluding the reverse repurchase agreement). Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 100% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. These transactions may increase the volatility of the Fund’s income or net asset value. The Fund bears the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund’s obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of the Fund. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions, provided they are segregated on the books of the Fund or its custodian.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Fund generally enters into reverse repurchase agreements with domestic or foreign banks or securities dealers. The investment manager will evaluate the creditworthiness of these entities prior to engaging in such transactions.

Securities lending To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

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Temporary investments When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

The following is a description of other risks associated with the Fund's investments:

Focus The greater the Fund's exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on the Fund's performance. To the extent the Fund has greater exposure to any single type of investment, the Fund's potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

The Fund's exposure to such industries, sectors, regions and other investments may also arise indirectly through the Fund's investments in debt securities (e.g., mortgage or asset-backed securities) that are secured by such investments. Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund's investments are located in the same geographical region or subject to the same risks or concerns.

Inside information The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Liquidity Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held. The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

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Management The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based on its own analysis and information as well as on external sources of information, such as information that the investment manager obtains from other sources including through conferences and discussions with third parties, and data that issuers of securities provide to the investment manager or file with government agencies. The investment manager may also use information concerning institutional positions and buying activity in a security.

The investment manager is not in a position to confirm the completeness, genuineness or accuracy of any of such information that is provided or filed by an issuer, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled “Portfolio Turnover” and “Financial Highlights” of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the investment manager that may increase portfolio turnover include increased merger and acquisition activity, increased refinancing of outstanding debt by an issuer, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Unseasoned companies To the extent that the Fund may invest in small capitalization companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies.

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Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that, in the reasonable judgement of the Fund’s Chief Compliance Officer, does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading to the detriment of the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, subject to the limited exceptions noted below, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar month. Other portfolio holdings information, such as top 10 holdings, commentaries and other materials that may reference specific holdings information of the Fund as of the most recent month end may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed at franklintempleton.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity or other market considerations, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy (to the extent not otherwise permitted pursuant to an exclusion) will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers; service providers to the Fund; municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets; certain entities, in response to any regulatory requirements, approved by the investment manager’s Chief Compliance Officer in limited circumstances; and transition managers hired by Fund shareholders. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

• Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, S&P Global Ratings, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.

• Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank:The Bank of New York Mellon; Sub-Administrator: JPMorgan Chase Bank; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel:Vedder Price P.C; Proxy Voting Services: Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers

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Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: Donnelley Financial Solutions, Inc. or GCOM Solutions, Inc.

Eligible third parties that do not otherwise have a duty of confidentiality or have not acknowledged such a duty are required to (a) execute a non-disclosure agreement that includes the following provisions or (b) otherwise acknowledge and represent adherence to substantially similar provisions. Non-disclosure agreements include the following provisions:

• The recipient agrees to keep confidential until such information either is released to the public or the release is otherwise approved by the Head of Global Compliance.

• The recipient agrees not to trade on the non-public information received.

• The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

A fund other than a U.S. registered Franklin Templeton fund, such as an offshore fund or an unregistered private fund, with holdings that are not substantially similar to the holdings of a U.S. registered Franklin Templeton fund, is not subject to the restrictions imposed by the policy.

Several investment managers within Franklin Templeton (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. Certain of these offshore funds may from time to time invest in securities substantially similar to those of the Fund. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees that it is subject to a duty of confidentiality; (2) agrees that it will not (a) purchase or sell any portfolio securities based on any information received; (b) trade against any U.S. registered Franklin Templeton fund, including the Fund; (c) knowingly engage in any trading practices that are adverse to any such fund or its shareholders; and (d) trade in shares of any such fund; and (3) agrees to limit the dissemination of such information so received within its organization other than to the extent necessary to fulfill its obligations with respect to portfolio analytics for its discretionary clients.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds (“Canadian funds”). In certain circumstances, such unregistered private funds and Canadian funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client or unitholder of the unregistered private fund or Canadian fund may be permissible. In circumstances where an unregistered private fund or Canadian fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds and Canadian funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor therein is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees that it is subject to a duty of confidentiality; (2) agrees to not disseminate such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in such fund), and (3) agrees not to trade on the non-public information received or trade in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of such fund, in the case of a Canadian fund.

U.S. registered open-end funds and offshore funds with shares listed on a national securities exchange and that are operating as Exchange Traded Funds and U.S. registered open-end funds and offshore funds substantially all of whose assets are invested in registered open-end funds and/or Exchange Traded Funds are excepted from the policy’s restrictions.

Certain F-T Managers provide model portfolios composed of portfolio holdings information to the sponsors of programs offering separately managed accounts, unified model accounts or similar accounts (“Program Sponsors”). If such model portfolios are substantially similar to those of a U.S. registered fund, such model portfolios may be provided to Program Sponsors so long as the recipient Program Sponsors has executed a non-disclosure agreement or other agreement containing or incorporating confidentiality provisions that restrict the use and dissemination of confidential portfolio holdings information received by the Program Sponsor as described in the following sentence, or other provisions that impose similar restrictions on such use

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and dissemination. Such agreement provides that the Program Sponsor agrees that: (1) it is subject to a duty of confidentiality; (2) it will use confidential model portfolio information only to the extent necessary to perform its obligations under the agreement; and (3) it will not disclose confidential model portfolio information except to personnel or parties who have a need to know such confidential information in connection with, or in order to fulfill the purposes contemplated by, the agreement. In addition, for such model portfolios, other limitations on the release of such information are in place that are designed to ensure that the release would not likely negatively affect the Fund’s execution of corresponding trades, such as an evaluation of the liquidity of the strategy of the applicable model portfolio.

Some F-T Managers serve as sub-advisors to other mutual funds not within the Franklin Templeton fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns, retires and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to help ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	123	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	104	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation (2018-present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	124

Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/ Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2000 and Lead Independent Trustee since 2019	124

Hess Corporation (exploration of oil and gas) (1993-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA (holding company) (2019-present); and formerly, Canadian National Railway (railroad) (2001-April 2021), White Mountains Insurance Group, Ltd. (holding company) (2004-May 2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	124	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	124

Graham Holdings Company (education and media organization) (2011-May 2021); The Southern Company (energy company) (2014-2020; previously 2010-2012) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Valerie M. Williams (1956) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since May 2021	104

Omnicom Group, Inc. (advertising and marketing communications services) (2016-present), DTE Energy Co. (gas and electric utility) (2018-present), Devon Energy Corporation (exploration and production of oil and gas) (January 2021-present); and formerly, WPX Energy, Inc. (exploration and production of oil and gas) (2018-January 2021).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Regional Assurance Managing Partner, Ernst & Young LLP (public accounting) (2005-2016) and various roles of increasing responsibility at Ernst & Young (1981-2005).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[2] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources, Inc.

Rupert H. Johnson, Jr.[3] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	124	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since October 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President and Director, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Jeffrey W. White (1971) One Franklin Parkway San Mateo, CA 94403-1906	Interim Chief Financial Officer, Chief Accounting Officer and Treasurer	Since October 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Fund Administration & Reporting; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Manager, Fund Administration & Reporting (2009-2017).

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 24 investment companies in the Franklin Templeton complex for which each independent board member currently is paid a $304,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent board member is paid an annual supplemental retainer of $40,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds are paid a $10,000 annual retainer fee, together with a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Trust. Terrence J. Checki, who serves as chairman of the Audit Committee of the Trust and such other funds receives a fee of $50,000 per year in lieu of the Audit Committee member retainer fee, a portion of which is allocated to the Trust. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton.

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Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton ($)[2]	Number of Boards in Franklin Templeton on which Each Serves[3]
Harris J. Ashton	6,693	640,000	35
Terrence J. Checki	7,432	440,000	24
Mary C. Choksi	7,059	680,000	36
Edith E. Holiday	7,433	770,000	36
J. Michael Luttig	7,059	708,000	36
Larry D. Thompson	7,059	680,000	36
Valerie M. Williams[4]	1,427	N/A	24

1.	For the fiscal year ended July 31, 2021.
2.	For the calendar year ended December 31, 2020.
3.

We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton. This number does not include the total number of series or portfolio within each investment company for which the board members are responsible.

4.	Appointed as Trustee of the Trust effective as of May 10, 2021.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2020.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Terrence J. Checki	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	International Small Cap Fund Over $100,000	Over $100,000
Larry D. Thompson	None	Over $100,000
Valerie M. Williams[1]	None	None

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	International Small Cap Fund Over $100,000	Over $100,000

1. Appointed as Trustee of the Trust effective May 10, 2021

Board committees The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Valerie M. Williams. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Valerie M. Williams.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified

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candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended July 31, 2021, the Audit Committee met three times; the Nominating Committee met once.

Board role in risk oversight The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation, liquidity and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to liquidity risk, the board receives liquidity risk management reports under the Fund’s Liquidity Risk Management (LRM) Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures

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are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure Seventy-five percent of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, Harris J. Ashton has served as a chief executive officer of a NYSE-listed public corporation; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; Valerie M. Williams has over 35 years of audit and public accounting experience serving numerous global and multi-location companies in various industries; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton.

Fair Valuation

The Fund’s board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund. The Fund’s administrator has formed a Valuation Committee (VC) to oversee these obligations. The VC oversees and administers the policies and procedures governing fair valuation determination of securities. The VC meets monthly to review and approve fair value reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff, or another group within Franklin Templeton, conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the International Growth Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Templeton Institutional, LLC, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager. The board of trustees of the International Small Cap Fund has delegated the authority to vote proxies related to its sub-adviser, ClearBridge Investments, in accordance with the Proxy Voting Policies and Procedures (Policies). The Policies are included in Appendix A. Shareholders may view the complete Policies online at franklintempleton.com. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided The International Growth Fund's investment manager is Franklin

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Templeton Institutional, LLC (FT Institutional). The International Small Cap Fund's investment manager is Franklin Advisers, Inc. (hereinafter FT Institutional and Advisers, respectively, or "the investment manager"). The investment managers are wholly owned subsidiaries of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager, sub-advisor and their officers, directors and employees are covered by fidelity insurance.

The investment manager makes decisions for the Fund in accordance with its obligations as investment adviser to the Fund. From time to time, certain affiliates may request that the investment manager focus the Fund’s investments on certain securities, strategies or markets or shift the Fund’s strategy slightly to enhance its attractiveness to specific investors, which may create a conflict of interest. The investment manager may, but is not required to, focus or shift the Fund’s investments in the manner requested provided that the investment manager believes that such investments are consistent with the Fund’s stated investment goals and strategies and are in the best interests of the Fund and its shareholders. In addition, the investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager, sub-advisor and the principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager, sub-advisor and the principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Effective on June 1, 2021, the International Small Cap Fund’s sub-advisor is ClearBridge Investments, LLC.  Prior to June 1, 2021, the International Small Cap Fund’s sub-advisor was Franklin Templeton Institutional, LLC. The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The sub-advisor’s activities are subject to the board’s review and control, as well as the investment manager’s instruction and supervision.

Management fees The International Growth Fund pays the investment manager a fee equal to an annual rate of:

• 0.760% of the value of the net assets up to and including $500 million;

• 0.740% of the value of the net assets over $500 million up to and including $1 billion;

• 0.720% of the value of the net assets over $1 billion up to and including $1.5 billion;

• 0.700% of the value of the net assets over $1.5 billion up to and including $6.5 billion;

• 0.675% of the value of the net assets over $6.5 billion up to and including $11.5 billion;

• 0.655% of the value of the net assets over $11.5 billion up to and including $16.5 billion;

• 0.635% of the value of the net assets over $16.5 billion up to and including $19 billion;

• 0.615% of the value of the net assets over $19 billion up to and including $21.5 billion; and

• 0.600% of the value of the net assets over $21.5 billion.

Effective May 1, 2021, International Small Cap Fund pays the investment manager a fee equal to an annual rate of:

• 0.800% of the value of the net assets up to and including $1 billion:

• 0.750% of the value of the net assets over $1 billion up to and including $2 billion;

• 0.700% of the value of the net assets over $2 billion up to and including $5 billion;

• 0.650% of the value of the net assets over $5 billion up to and including $10 billion; and

• 0.600% of the value of the net assets over $10 billion.

Prior to May 1, 2021, International Small Cap Fund paid a flat fee equal to an annual rate of 0.95% of the value of its average daily net assets.

The fees are calculated daily and paid monthly according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended July 31, the Fund paid the following management fees:

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	Management Fees Earned ($)	Management Fees Waived / Expenses Reimbursed ($)	Management Fee Paid (After Waivers / Expenses Reimbursed) ($)
2021
International Growth Fund	20,444,678	728,486	19,716,192
International Small Cap Fund	893,850	45,206	848,644

2020
International Growth Fund	12,943,743	1,129,442	11,814,301
International Small Cap Fund	3,315,784	511	3,315,273

2019
International Growth Fund	7,351,166	1,398,039	5,953,127
International Small Cap Fund	9,549,807	–	9,549,807

Effective June 1, 2021, the International Small Cap Fund’s investment manager pays the sub-advisor an annual fee which equals 0.96% of the “net investment advisory fee” paid by the Fund to the investment manager. The “net investment advisory fee” is defined to be an amount equal to the total investment management fee payable to the investment manager, minus (i) any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any fees payable by the investment manager to Franklin Templeton Services, LLC for fund administrative services.  Prior to June 1, 2021, the International Small Cap Fund’s investment manager paid the sub-advisor an annual fee which equalled 0.5625% of the Fund’s average daily net assets. The investment manager pays this fee from the management fees it receives from the Fund. For the last three fiscal years ended July 31, the investment manager paid the following sub-advisor fees:

Sub-Advisor Fees Paid ($)
2021	480,083
2020	2,017,705
2019	5,913,040

Portfolio managers This section reflects information about the portfolio managers as of July 31, 2021.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
International Growth Fund
Donald G. Huber	3	296.3	10[3]	1,529.0	14[3]	6,692.8
Patrick McKeegan	0	N/A	2[3]	621.7	0	N/A
John Remmert	3	296.3	9[3]	1,909.6	12[3]	4,467.5
International Small Cap Fund
Sean M. Bogda	3	305.24	2	24.77	3,904[4]	1,408.67
Paul D. Ehrlichman	3	305.24	2	24.77	3.904[4]	1,408.67
Safa R. Muhtaseb	3	305.24	2	24.77	3.904[4]	1,408.67
Grace Su	3	305.24	2	24.77	3,904[4]	1,408.67

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. Of these accounts, Messrs. Huber, McKeegan and Remmert manages pooled investment vehicles and other accounts with $757.4 million in assets with a performance fee.

4. Of these accounts, Messrs. Bogda, Ehrlichman, Muhtaseb and Ms. Su manage other accounts with $187.77 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The

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investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

• Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

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Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Donald G. Huber	$500,001 - $1 Million International Growth Fund
Patrick McKeegan	None
John Remmert	$100,001 - $500,00 International Growth Fund
Sean M. Bogda	None
Paul D. Ehrlichman	None
Safa R. Muhtaseb	None
Grace Su	None

Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager, sub-advisor and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The investment manager pays FT Services a monthly fee equal to an annual rate of:

• 0.150% of the Fund's average daily net assets up to and including $200 million;

• 0.135% of average daily net assets over $200 million, up to and including $700 million;

• 0.100% of average daily net assets over $700 million, up to and including $1.2 billion; and

• 0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended July 31, the investment manager paid FT Services the following administration fees:

Administration Fees Paid (After Waivers / Expenses Reimbursed) ($)

2021
International Growth Fund	2,704,418
International Small Cap Fund	144,899

2020
International Growth Fund	1,898,342
International Small Cap Fund	468,604

2019
International Growth Fund	1,240,652
International Small Cap Fund	1,249,316

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

For all classes of shares of the Fund, except for Class R6 shares, Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund (other than for Class R6 shares) for services provided in support of Beneficial Owners and NSCC networking system accounts.

Sub-administrator JPMorgan Chase Bank, N.A. (JPMorgan) has an agreement with FT Services to provide certain sub-administrative services for the Fund. The administrative services JPMorgan Chase Bank, N.A. (JPMorgan) provides include, but are not limited to, certain fund accounting,

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financial reporting, tax, corporate governance and compliance and legal administration services.

Securities lending agent The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, The Bank of New York Mellon serves as the Fund’s securities lending agent ("Securities Lending Agent").

For the fiscal year ended July 31, 2021, the income earned by the Fund as well as the fees and/or compensation paid by the Fund (in dollars) pursuant to a securities lending agreement between the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

	International Growth Fund ($)	International Small Cap Fund ($)
Gross Income earned by the Fund from securities lending activities	2,707	4,922
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	217	394
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	-	-
Administrative fees not included in a revenue split	-	-
Indemnification fees not included in a revenue split	-	-
Rebate (paid to borrower)	-	-
Other fees not included above	20	37
Aggregate fees/compensation paid by the Fund for securities lending activities	237	431
Net income from securities lending activities	2,470	4,491

For the fiscal year ended July 31, 2021, the Securities Lending Agent provided the following services to the Fund in connection with its securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination.

Custodian The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, is the Trust's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Trust's Annual Report to shareholders.

Portfolio Transactions

The investment manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the investment manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the investment manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the investment manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The investment manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the investment manager believes that trading on a principal basis will provide best execution. Orders for fixed income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

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The investment manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the investment manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the investment manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the investment manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Distributors, LLC (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended July 31, 2021, the Fund paid the following brokerage commissions:

	Brokerage Commissions ($)
	2021	2020	2019
International Growth Fund	1,022,353	1,118,987	910,752
International Small Cap Fund	208,329	781,913	707,658

For the fiscal year ended July 31, 2021, the Fund paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:

	Brokerage Commissions ($)	Aggregate Portfolio Transactions ($)
International Growth Fund	585,662	1,424,998,281
International Small Cap Fund	377,169	624,106,322

As of July 31, 2021, the Fund did not own securities of their regular broker-dealers.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes

The discussion below pertains to each Fund, unless otherwise noted.

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The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders, some of which may not be described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI, including any amendments to the Code resulting from 2017 legislation commonly known as the Tax Cuts and Jobs Act ("TCJA"). Future legislative, regulatory or administrative changes, including any provisions of law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Multi-class distributions The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes and Class R6 transfer agency fees.

Distributions The Fund intends to declare and pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income. The Fund receives income generally in the form of dividends and interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains. The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are generally taxable at the reduced long-term capital gains tax rates. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. The taxable income thresholds are adjusted annually for inflation. An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital. If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis inyour your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term

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capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Investments in foreign securities The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.

Pass-through of foreign taxes. The Fund may be subject to foreign withholding taxes on income or gains from its investments in certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of the foreign taxes paid by the Fund. Both the Fund and you must meet certain holding period requirements in order for you to claim a credit for foreign taxes on foreign source dividends. The taxes will not be creditable unless the stock was held by the Fund for at least 16 days during the 31-day period beginning 15 days before the stock becomes ex-dividend (46-day holding period in respect of dividends on preferred stocks attributable to a period exceeding 366 days). Similarly, you must hold your Fund shares for at least 16 days during the 31-day period beginning 15 days before the Fund distribution goes ex-dividend. If the Fund elects to pass through foreign taxes, the Fund may report more taxable income to you than it actually distributes because the Fund is required to include the foreign taxes passed through to you as additional dividend income. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return. The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated

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securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Information on the amount and tax character of distributions The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported to you, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you:

• as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or

• as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend" At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement. The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement. The Fund must derive at least 90% of its gross income from dividends interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

Asset diversification test. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years.

Excise tax distribution requirements

Required distributions. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

• 98% of its taxable ordinary income earned during the calendar year;

• 98.2% of its capital gain net income earned during the 12-month period ending October 31; and

• 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years. Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable

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year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax An additional 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax is reported by you on, and paid with, your federal income tax return.

Sales of Fund shares Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. The conversion of shares of one class into another class of the same fund is not a taxable exchange for federal income tax purposes. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares

Wash sales. All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

• In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

• You sell some or all of your original shares within 90 days of their purchase, and

• You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting Beginning in calendar year 2012, the Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares.

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Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012. Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and subsequently sold or exchanged on or after that date. Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods. Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Shares acquired before January 1, 2012. Cost basis reporting is not generally required for Fund shares that were acquired by purchase, gift, inheritance or other transfer prior to January 1, 2012 (referred to as “noncovered shares”), regardless of when they are sold or exchanged. As a service to shareholders, the Fund presently intends to continue to provide shareholders cost basis information for eligible accounts for shares acquired prior to January 1, 2012. Consistent with prior years, this information will not be reported to the IRS or any state taxing authority.

Shareholders that use the average cost method for shares acquired before January 1, 2012 must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election cannot be made by notifying the Fund.

Important limitations regarding cost basis information. The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting. For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 24%, and state backup withholding may also apply, on a portion of your taxable distributions and sales proceeds unless you:

• provide your correct Social Security or taxpayer identification number,

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• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

U.S. government securities The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund.The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations..

Qualified dividends and the corporate dividends-received deduction For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain tax rates. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. An additional 3.8% Medicare tax may also be imposed as discussed above.

“Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend (or in the case of certain preferred stocks, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Each year the Fund will report to shareholders the portion of the income dividends paid by the Fund that are eligible for treatment as qualified dividend income, if any, and for the corporate dividends-received deduction, if any. The amounts reported to shareholders may vary significantly each year depending on the particular mix of the Fund’s investments. If the percentage of qualified dividend income or dividend income eligible for the corporate dividends-received deduction is quite small, the Fund reserves the right to not report the small percentage of qualified dividend income for individuals or income eligible for the corporate dividends-received deduction for corporations.

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Investment in complex securities The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders. Moreover, because the tax rules applicable to complex securities, including derivative financial instruments, are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund; therefore, this section should be read in conjunction with the discussion above under “Goals, Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Securities lending transactions. The Fund may obtain additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend or interest payments, are treated as a “fee” for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign taxes to shareholders.

Tax straddles. If the Fund invests in certain derivative instruments, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Synthetic convertible securities. The Fund is permitted to invest in synthetic convertible securities, which are comprised of two distinct security components, for example, a nonconvertible fixed income security and warrants or stock or stock index call options. When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security. Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default. The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

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State income taxes Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code as amended by enactment of TCJA, the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The tax information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not necessarily on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. If your account is held by your financial advisor or other broker, contact that firm with respect to any state information reporting requirements applicable to your investment in the Fund. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to an investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton provides additional tax information on franklintempleton.com (under the Tax Center) to assist shareholders with the preparation of their federal and state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is not anticipated that these rules will apply to a fund that does not invest in any U.S. REITs.

Non-U.S. investors Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gains realized on the sales of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains, and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain

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dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income. Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on the value of the Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released and is required before the Fund can release a nonresident alien decedent's investment in the Fund to his or her estate. A transfer certificate is not required for property administered by an executor or administrator appointed, qualified and acting within the United States. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), an affidavit from the executor of the estate or other authorized individual along with additional evidence requested by the IRS relating to the decedent’s estate evidencing the U.S. situs assets may be provided in lieu of a federal transfer certificate. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 24% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (USRPI) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment company will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (USRPHC). If a regulated investment company is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or a lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Foreign Account Tax Compliance Act Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax

41

generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin Global Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on September 26, 2000, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class C, Class R, Class R6 and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

• Franklin International Growth Fund - Class A

• Franklin International Growth Fund - Class C

• Franklin International Growth Fund - Class R

• Franklin International Growth Fund - Class R6

• Franklin International Growth Fund - Advisor Class

• Franklin International Small Cap Fund - Class A

• Franklin International Small Cap Fund - Class C

• Franklin International Small Cap Fund - Class R

• Franklin International Small Cap Fund - Class R6

• Franklin International Small Cap Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of November 1, 2021, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Share Class	Percentage (%)
Franklin International Growth Fund
National Financial Services LLC*	A	11.07
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Pershing LLC*	A	9.83
1 Pershing Plaza
Jersey City, NJ 07399-0001

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Name and Address	Share Class	Percentage (%)
Morgan Stanley Smith Barney LLC*	Advisor	20.83
1 New York Plaza FL 12
New York, NY 10004-1901

Dengel Co.*	Advisor	16.59
c/o Fiduciary Trust Company Intl.
P.O. Box 3199
NY, NY 10008

National Financial Services LLC*	Advisor	7.69
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Pershing LLC*	Advisor	6.33
1 Pershing Plaza
Jersey City, NJ 07399-0001

LPL Financial*	Advisor	5.90
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

Raymond James*	Advisor	5.76
Attn: Courtney Waller
880 Carillon Parkway
St Petersburg, FL 33716-1102

WFCS LLC*	Advisor	5.26
2801 Market Street
St. Louis, MO 63103-2523

WFCS LLC*	C	14.94
2801 Market Street
St. Louis, MO 63103-2523

Pershing LLC*	C	10.48
1 Pershing Plaza
Jersey City, NJ 07399-0001

Morgan Stanley Smith Barney LLC*	C	9.60
1 New York Plaza FL 12
New York, NY 10004-1901

National Financial Services LLC*	C	7.47
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Raymond James*	C	6.01
Attn: Courtney Waller
880 Carillon Parkway
St Petersburg, FL 33716-1102

LPL Financial*	C	5.93
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

DCGT*	R	33.50
711 High Street
Des Moines, IA 50392

State Street Bank and Trust*	R	32.28
As Trustee And / Or Custodian
FBO ADP Access Product
1 Lincoln Street
Boston, MA 02111-2901

Ascensus Trust Company*	R	6.97
Permit Place 401 K Plan
P.O. Box 10758
Fargo, ND 58106

Edward Jones & Co.*	R6	35.10
12555 Manchester Road
St. Louis, MO 63131-3710

National Financial Services LLC*	R6	13.59
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Merrill Lynch Pierce Fenner & Smith*	R6	7.62
Attn: Fund Administration
4800 Deer Lake Drive East FL 2
Jacksonville, FL 32246-6484

Pinnacol Assurance*	R6	5.07
7501 E Lowry Blvd
Denver, CO 80230-7006

Great-West Trust Company LLC*	R6	5.06
Employee Benefits Clients 401K
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111

Franklin International Small Cap Fund
Edward Jones & Co.*	A	19.81
12555 Manchester Road
St. Louis, MO 63131-3710

Pershing LLC*	A	9.86
1 Pershing Plaza
Jersey City, NJ 07399-0001

National Financial Services LLC*	A	7.07
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Rupert H. Johnson Jr. Trust	Advisor	12.38
One Franklin Parkway
San Mateo, CA 94403-1906

CAPINO*	Advisor	12.19
c/o US Bank NA
P.O. Box 1787
Milwaukee, WI 53201-1787

Charles Schwab & Co*	Advisor	10.44
211 Main Street
San Francisco, CA 94105-1905

National Financial Services LLC*	Advisor	10.29
Attn: Mutual Fund Department 4th Floor
499 Washington Boulevard
Jersey City, NJ 07310-1995

Maryellie K. Johnson DEC TR	Advisor	10.24
Rupert H. Johnson Jr. TRSTE
One Franklin Parkway
San Mateo, CA 94403-1906

Pershing LLC*	Advisor	9.19
1 Pershing Plaza
Jersey City, NJ 07399-0001

43

Name and Address	Share Class	Percentage (%)
Raymond James*	C	9.45
Attn: Courtney Waller
880 Carillon Parkway
St Petersburg, FL 33716-1102

UBS WM USA*	C	7.85
1000 Harbor Boulevard
Weehawken, NJ 07086-6761

FTIOS*	C	5.12
P.O. Box 997151
Sacramento, CA 95899-7151

National Financial Services LLC*	C	5.10
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

Equitable Life*	R	27.92
200 Plaza Drive Unit HM-2
Secaucus, NJ 07094-3607

Pai Trust Company Inc*	R	17.11
1300 Enterprise Drive
De Pere, WI 54115-0000

Matrix Trust Company*	R	8.20
717 17th Street
Suite 1300
Denver, CO 80202

Voya Retirement Insurancea and Annuity Company*	R	7.74
1 Orange Way B3N
Windsor, CT 06095-4774

Ascensus Trust Company*	R	6.84
P.O. Box 10758
Fargo, ND 58106

Voya Retirement Insurance and Annuity Company*	R	5.95
1 Orange Way B3N
Windsor, CT 06095-4774

PAI Trust Company Inc.*	R	5.42
1300 Enterprise Drive
De Pere, WI 54115-0000

Edward Jones & Co.*	R6	67.21
12555 Manchester Road
St. Louis, MO 63131-3710

Voya Retirement Insurance and Annuity Company*	R6	19.68
1 Orange Way B3N
Windsor, CT 06095-4774

National Financial Services LLC*
Attn: Mutual Fund Department 4th Floor	R6	10.14
499 Washington Boulevard
Jersey City, NJ 07310-1995

* For the benefit of its customer(s).

To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of November 1, 2021, the officers and board members, as a group, owned of record and beneficially 22.62% of the International Small Cap Fund's Advisor Class and less than 1% of the outstanding shares of each class of the Fund. The board members may own shares in other funds in Franklin Templeton.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Distributors, LLC (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

The Fund and other U.S. registered investment companies within the Franklin Templeton fund complex are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member

44

country of the European Union (EU) or European Economic Area (EEA). The shares offered by this prospectus may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

All purchases of Fund shares will be credited to you, in full and fractional Fund shares (rounded to the nearest 1/100 of a share). All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators and large shareholders Particularly during times of overall market turmoil or price volatility, the Fund may experience adverse effects when certain large shareholders such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject purchases, in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus. The Fund also may delay payment of redemptions up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a purchase or redemption request, which could result in the automatic processing of a large transaction that is detrimental to the Fund and its shareholders.

Initial sales charges The maximum initial sales charge is 5.50% for Class A. There is no initial sales charge for Class C, Class R, Class R6 and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI). You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

• You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

• You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

• Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

• Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

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Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class). There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Class R6 and Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Financial intermediary compensation. Financial intermediaries may at times receive the entire sales charge. A financial intermediary who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the financial intermediary compensation table in the Fund’s prospectus.

Distributors may pay the following commissions to financial intermediaries who initiate and are responsible for purchases of Class A shares in the following amounts:

Amount of Investment	For Funds with an initial sales charge of 5.50% (%)	For Funds with an initial sales charge of 3.75% (%)	For Funds with an initial sales charge of 2.25% (%)
Under $50,000	5.00	3.50	2.00
$50,000 but under $100,000	4.00	3.50	2.00
$100,000 but under $250,000	3.00	3.00	1.75
$250,000 but under $500,000	2.25	2.25	1.25
$500,000 but under $1 million	1.75	1.00	1.00
$1 million but under $4 million	1.00	1.00	1.00
$4 million but under $10 million	1.00	1.00	1.00
$10 million but under $50 million	0.50	0.50	0.50
$50 million or more	0.25	0.25	0.25

Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the financial intermediary or set off against other payments due to the financial intermediary if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the financial intermediary.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under “The Underwriter - Distribution and service (12b-1) fees,” Distributors and/or its non-fund affiliates may make the following additional payments to financial intermediaries that sell shares of Franklin Templeton mutual funds:

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Marketing support payments (applicable to all classes of shares except Class R6). Distributors may make payments to certain financial intermediaries in connection with their efforts to educate financial advisors and provide services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. A financial intermediary’s marketing support services may include business planning assistance, advertising, educating financial intermediary personnel about Franklin Templeton mutual funds and shareholder financial planning needs, placement on the financial intermediary’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the financial intermediary. Distributors compensates financial intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the financial intermediary. Such compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one financial intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that financial intermediary, on an annual basis. For a financial intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provides for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about Franklin Templeton mutual funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that, as of March 31, 2021, Distributors anticipates will receive marketing support payments. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors’ non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell mutual fund shares or provide services to Franklin Templeton mutual funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American Enterprise Investment Services, Inc., American United Life Insurance Company, Ascensus, Inc., Avantax Wealth Management, AXA Advisors, LLC, BBVA Securities, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Citizens Securities, Inc., Commonwealth Financial Network, CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Digital Retirement Solutions, E*TRADE Securities LLC, Edward D. Jones & Co., L.P. (dba Edward Jones), Empower Retirement, ePlan Services, Inc., Fidelity Investments Institutional Operations Company, Inc., First Allied Securities, Inc., First Command Financial Planning, Inc., FPS Services LLC, FSC Securities Corporation, Goldman, Sachs & Co., Group 3 Financial LLC, Hantz Financial Services, Inc., Investacorp, Inc., J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, KMS Financial Services, Inc., Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial LLC, M&T Securities, Inc., Massachusetts Mutual Life

47

Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Minnesota Life Insurance Company, MML Investors Services, LLC, Morgan Stanley, MSCS Financial Services LLC, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., NEXT Financial Group, Inc., Northwestern Mutual Investment Services, LLC, Paychex Securities Corporation, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Prudential Insurance Company of America, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Securities Service Network, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, Transamerica Retirement Solutions Corporation, Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Advisors, Inc., Voya Financial Advisors, Inc., Voya Institutional Plan Services LLP, Wells Fargo Advisors, LLC, Western International Securities, Inc., and Woodbury Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

In addition to marketing support payments, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may from time to time at its expense make or allow other promotional incentives or additional payments to financial intermediaries that sell or arrange for the sale of shares of the Fund. These payments may include additional compensation to financial intermediaries, including financial intermediaries not listed above, related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Transaction support payments. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary. Other payments may include ancillary services such as set-up, ongoing support, and assistance with a financial intermediary’s mutual fund trading system.

Conference support payments. Compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton mutual funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton mutual funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Data support payments. Compensation may include data support payments to certain holders or financial intermediaries of record for accounts in one or more of the Franklin Templeton mutual funds. A financial intermediary’s data support services may include the provision of analytical data on such accounts.

Other payments. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law.

You should ask your financial intermediary for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Contingent deferred sales charge (CDSC) - Class A and C If you invest any amount in Class C shares, $1 million or more in Class A shares of mutual funds with a maximum initial sales charge of 5.50% or $500,000 or more for mutual funds with a maximum initial sales charge of 3.75% or 2.25%, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less, for Class A shares and for Class C shares.

CDSC waivers. The CDSC for any share class will be waived for:

• Account fees

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• Redemptions by the Fund when an account falls below the minimum required account size

• Redemptions following the death of the shareholder or beneficial owner

• Redemptions through a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

• Redemptions by Employer Sponsored Retirement Plans

• Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings

• Any trust or plan established as part of a qualified tuition program under Section 529 of the Code

Exchange privilege If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest bearing money market instruments unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company may not be available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares (if offered by the fund).

Class C shares of a Franklin Templeton fund may be exchanged for Advisor Class or Class Z shares of the same fund, if offered by the fund, provided you meet the fund’s eligibility requirements for purchasing Advisor Class or Class Z shares. Unless otherwise permitted, the Class C shares that you wish to exchange must not currently be subject to any CDSC.

Systematic withdrawal plan Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period.

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This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner. In addition, in certain circumstances, the Fund may not be able to redeem securities in-kind or the investment manager may not have the ability to determine whether a particular redemption can be paid in-kind before the redemption request is paid.

Share certificates We will credit your shares to your Fund account, and we do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

Any outstanding share certificates must be returned to the Fund if you want to sell, exchange or reregister those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes. We do not issue new share certificates if any outstanding share certificates are returned to the Fund. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to cancel it.

General information If the Fund receives notification of the shareholder’s death or if mail is returned to the Fund by the postal service, we will consider this a request by you to change your dividend option to reinvest all future distributions until we receive new instructions. If the item of mail returned is a check, the proceeds may be reinvested in additional shares at the current day’s net asset value.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable, we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer. Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before 1 p.m. Pacific time or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after 1 p.m. Pacific time. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur. “Good order” refers to a transaction request where the investor or financial

50

intermediary (or other person authorized to make such requests) has provided complete information (e.g., fund and account information and the dollar amount of the transaction) to enable the processing of such request.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund or its transfer agent may be required (i) pursuant to a validly issued levy, garnishment or other form of legal process, to sell your shares and remit the proceeds to a levying officer or other recipient; or (ii) pursuant to a final order of forfeiture or other form of legal process, to sell your shares and remit the proceeds to the U.S. or state government as directed.

As long as we follow reasonable security procedures and act on instructions that we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests in any form (written, telephone, or online). We will investigate any unauthorized request that you report to us and we will ask you to cooperate with us in the investigation, which may require you to file a police report and complete a notarized affidavit regarding the unauthorized request. We will assist in the claims process, on your behalf, with other financial institutions regarding the unauthorized request.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Distributors, LLC (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Class R6 and Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended July 31:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2021
International Growth Fund	2,353,421	268,867	12,602
International Small Cap Fund	23,307	2,642	69

2020
International Growth Fund	1,375,116	155,837	13,541
International Small Cap Fund	26,833	2,918	175

2019
International Growth Fund	1,315,870	162,137	8,615
International Small Cap Fund	37,385	4,428	123

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted,

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Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees Class A, C and R The board has adopted a separate plan pursuant to Rule 12b-1for each class.. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class and are calculated, as a percentage of such class’ net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a class’ net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

The Class A, C and R plans.  The Fund may pay up to 0.35% per year of Class A’s average daily net assets. Of this amount, the Fund may pay up to 0.35% to Distributors or others, out of which Distributors generally will retain 0.10% for distribution expenses. Notwithstanding the higher limit provided under the Class A distribution plan as set by the board of trustees, until further notice, the Fund currently may pay up to 0.25% per year of Class A's average daily net assets, the entire amount out of which may be paid for services to the shareholders (service fees).

The Fund pays Distributors up to 1% per year of Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C and R shares.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class A plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended July 31, 2021, were:

	International Growth Fund ($)	International Small Cap Fund ($)
Advertising	35,358	5,005
Printing and mailing	228	24
prospectuses other
than to current
shareholders
Payments to	10,380	173
underwriters
Payments to broker-	1,981,043	128,653
dealers
Other	–	–
Total	2,027,009	133,855

Under the Class C plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended July 31, 2021, were:

	International Growth Fund ($)	International Small Cap Fund ($)
Advertising	13,452	1,326
Printing and mailing	76	4
prospectuses other
than to current
shareholders
Payments to	3,255	44
underwriters
Payments to broker-	511,624	33,696
dealers
Other	–	–
Total	528,407	35,070

Under the Class R plan, the amounts paid or accrued to be paid by the Fund pursuant to the plan for the fiscal year ended July 31, 2021, were:

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	International Growth Fund ($)	International Small Cap Fund ($)
Advertising	–	–
Printing and mailing	–	–
prospectuses other
than to current
shareholders
Payments to	–	–
underwriters
Payments to broker-	28,169	3,761
dealers
Other	–	–
Total	28,169	3,761

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

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Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVD

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax

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character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVDR

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Volatility Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton/Legg Mason fund complex, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. On July 31, 2020, Franklin Templeton acquired Legg Mason, a global investment management firm with specialized expertise

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across asset classes and markets around the globe. Legg Mason’s affiliates include: BrandywineGLOBAL, Clarion Partners, ClearBridge Investments, Martin Currie, Royce Investment Partners and Western Asset. Together, Franklin Templeton has, as of October 31, 2021, over $1.56 trillion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton and Legg Mason together offer over 300 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Preferred Stocks Ratings

S&P®

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range

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ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

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P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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FRANKLIN TEMPLETON INSITUTIONAL, LLC Proxy Voting Policies & Procedures An SEC Compliance Rule Policy and Procedures*	March 2020

APPENDIX A

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Templeton Institutional, LLC (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly- owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation will result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a custom voting policy, and other factors.

For certain account types, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine, consistent with the best interest of its clients, to instruct the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis:

•  certain separate accounts; and

•  funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, conflicts of interest can arise in situations where:

1. The issuer is a client1 of the Investment Manager or its affiliates;

2. The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;2

3. The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);3

4. The issuer is a significant executing broker dealer; 4

5. An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6. A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7. The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest including insurance companies that have entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.

In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations.

Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose "golden parachutes" that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies,” found at Responsible Investing, describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

Shareholder Proposals: The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9. The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14. The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19. At least annually, the Proxy Group will verify that:

a. A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b. A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c. Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d. Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleon.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

The ISS proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/voting-policies/.

The Glass Lewis proxy voting guidelines can be found at: https://www.glasslewis.com/voting-policies-current/.

CLEARBRIDGE INVESTMENTS

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF MARCH 2020

I.               Types of Accounts for Which ClearBridge Votes Proxies

II.              General Guidelines

III.            How ClearBridge Votes

IV.            Conflicts of Interest

A.             Procedures for Identifying Conflicts of Interest

B.             Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.             Third Party Proxy Voting Firm - Conflicts of Interest

V.             Voting Policy

A.             Election of Directors

B.             Proxy Contests

C.             Auditors

D.             Proxy Contest Defenses

E.              Tender Offer Defenses

F.              Miscellaneous Governance Provisions

G.             Capital Structure

H.             Executive and Director Compensation

I.               State/Country of Incorporation

J.              Mergers and Corporate Restructuring

K.             Social and Environmental Issues

L.              Miscellaneous

VI.            Other Considerations

A.             Share Blocking

B.             Securities on Loan

VII.          Disclosure of Proxy Voting

VIII.        Recordkeeping and Oversight

CLEARBRIDGE INVESTMENTS

Proxy Voting Policies and Procedures

I.            TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.            GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.            HOW CLEARBRIDGE VOTES

 Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above.  We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.  The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV.            CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A. Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.        ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.        ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.        As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units.  As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another

Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.        A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel.  ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.        ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention.  The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time.  The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.        All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.        The Proxy Committee will determine whether a conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.        If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.        If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

• disclosing the conflict to clients and obtaining their consent before voting;

• suggesting to clients that they engage another party to vote the proxy on their behalf;

•  in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

• such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.[*]

A written record of the method used to resolve a material conflict of interest shall be maintained.

C. Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.  There may be occasions when different investment teams vote differently on the same issue.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A. Election of Directors

 1. Voting on Director Nominees in Uncontested Elections.

a.      We withhold our vote from a director nominee who:

•  attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•   received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•  is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

•  is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

•  is a member of the company’s nominating committee and there are no women on the board (or currently proposed for election to the board).

b. We vote for all other director nominees.

2. Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons.  We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

• Designation of a lead director

•  Majority of independent directors (supermajority)

•  All independent key committees

• Size of the company (based on market capitalization)

• Established governance guidelines

• Company performance

3. Majority of Independent Directors

a.        We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.  Generally that would require that the director have no connection to the company other than the board seat.  In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:  whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.        We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.        Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.        Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.        Director and Officer Indemnification and Liability Protection

a.        Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.        We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.        We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.        We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7.        Director Qualifications

We vote case-by-case on proposals that establish or amend director qualifications.  Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

 We vote against shareholder proposals requiring two candidates per board seat.

B. Proxy Contests

1.   Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.  Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.   Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest.  Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.       Auditors

1.                    Ratifying Auditors

 We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct.  Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.                    Financial Statements and Director and Auditor Reports

 We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.                    Remuneration of Auditors

 We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.                    Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.      Proxy Contest Defenses

 1.        Board Structure: Staggered vs. Annual Elections

a.        We vote against proposals to classify the board.

b.        We vote for proposals to repeal classified boards and to elect all directors annually.

2.  Shareholder Ability to Remove Directors

a.        We vote against proposals that provide that directors may be removed only for cause.

b.        We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.        We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.        We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

a.        If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.        If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.        If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4. Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated.  In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election).  In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5. Shareholder Ability to Call Special Meetings

a.        We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.        We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6. Shareholder Ability to Act by Written Consent

a.        We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.        We vote for proposals to allow or make easier shareholder action by written consent.

7. Shareholder Ability to Alter the Size of the Board

a.        We vote for proposals that seek to fix the size of the board.

b.        We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.  Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9. Amendment of By-Laws

a.        We vote against proposals giving the board exclusive authority to amend the by-laws.

b.        We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

a.        We review on a case-by-case basis all proposals seeking amendments to the articles of association.

b.        We vote for article amendments if:

•         shareholder rights are protected;

•         there is negligible or positive impact on shareholder value;

•         management provides adequate reasons for the amendments; and

•         the company is required to do so by law (if applicable).

 E. Tender Offer Defenses

 1. Poison Pills

 a.       We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

 b.       We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill.  Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

 c.        We vote on a case-by-case basis on management proposals to ratify a poison pill.  Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

 2. Fair Price Provisions

 a.       We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

 b.       We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3. Greenmail

 a.       We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

 b.       We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

 4. Unequal Voting Rights

 a.       We vote against dual class exchange offers.

 b.       We vote against dual class re-capitalization.

 5. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

 a.       We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

 b.       We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

 6. Supermajority Shareholder Vote Requirement to Approve Mergers

 a.       We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

 b.       We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

 7. White Knight/Squire Placements

 We vote for shareholder proposals to require approval of blank check preferred stock issues.

 F. Miscellaneous Governance Provisions

 1.       Confidential Voting

 a.       We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

 b.       We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1. above.

 2.       Equal Access

 We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

 3.       Bundled Proposals

 We vote on a case-by-case basis on bundled or "conditioned" proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.  If the combined effect is positive, we support such proposals.

 4.       Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee.  We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

 5.       Other Business

We vote for proposals that seek to bring forth other business matters.

 6.       Adjourn Meeting

 We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

 7.              Lack of Information

 We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

 G. Capital Structure

 1.       Common Stock Authorization

 a.       We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

 b.       Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•         Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

•         The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

 c.        We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

 2.       Stock Distributions: Splits and Dividends

  We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

 3.       Reverse Stock Splits

  We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

 4.       Blank Check Preferred Stock

 a.       We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

 b.       We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

 c.        We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.       We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

 5.       Adjust Par Value of Common Stock

 We vote for management proposals to reduce the par value of common stock.

 6.       Preemptive Rights

 a.       We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

 •         Size of the Company.

•         Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•         Percentage of the rights offering (rule of thumb less than 5%).

 b.       We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

 7.       Debt Restructuring

  We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  Generally, we approve proposals that facilitate debt restructuring.

 8.       Share Repurchase Programs

  We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

 9.       Dual-Class Stock

  We vote for proposals to create a new class of nonvoting or sub voting common stock if:

 •         It is intended for financing purposes with minimal or no dilution to current shareholders

•         It is not designed to preserve the voting power of an insider or significant shareholder

 10.    Issue Stock for Use with Rights Plan

  We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

 11.    Debt Issuance Requests

  When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

  We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

  We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent.  Any proposed debt issuance is compared to industry and market standards.

 12.    Financing Plans

  We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

 H. Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.  Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

 1.       OBRA-Related Compensation Proposals

 a.       Amendments that Place a Cap on Annual Grant or Amend Administrative Features

               We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

 b.       Amendments to Added Performance-Based Goals

 We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

 c.        Amendments to Increase Shares and Retain Tax Deductions Under OBRA

 We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

 d.       Approval of Cash or Cash-and-Stock Bonus Plans

 We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

 2.       Expensing of Options

 We vote for proposals to expense stock options on financial statements.

 3.       Shareholder Proposals to Limit Executive and Director Pay

 a.       We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure.  We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

 b.       We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

 4.       Reports to Assess the Feasibility of Including Sustainability as a Performance Metric

 We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

 We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation.  For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares).  In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms).  Other considerations would include, without limitation, the following:

 •         Compensation committee comprised of independent outside directors

•         Maximum award limits

•         Repricing without shareholder approval prohibited

•         3-year average burn rate for company

•         Plan administrator has authority to accelerate the vesting of awards

•         Shares under the plan subject to performance criteria

 5.       Golden Parachutes

 a.       We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

 b.       We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes.  Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6. Golden Coffins

 a.       We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”).  We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

 b.       We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7. Anti Tax Gross-up Policy

 a.       We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

 b.       We vote against proposals where a company will make, or promise     to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8. Employee Stock Ownership Plans (ESOPs)

 We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

 9. Employee Stock Purchase Plans

 a.       We vote for qualified plans where all of the following apply:

 •         The purchase price is at least 85 percent of fair market value

•         The offering period is 27 months or less

•         The number of shares allocated to the plan is five percent or less of outstanding shares

 If the above do not apply, we vote on a case-by-case basis.

 b.       We vote for non-qualified plans where all of the following apply:

 •         All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•         There are limits on employee contribution (ex: fixed dollar amount)

•         There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•         There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

 10. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

 11. Stock Compensation Plans

 a.       We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

 b.       We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

 12. Directors Retirement Plans

 a.       We vote against retirement plans for non-employee directors.

 b.       We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

 13.    Management Proposals to Reprice Options

  We vote against management proposals seeking approval to reprice options.

 14.    Shareholder Proposals Regarding Executive and Director Pay

 a.       We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

 b.       We vote against shareholder proposals requiring director fees be paid in stock only.

 c.        We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

 d.       We vote for shareholder proposals to put option repricing to a shareholder vote.

 e.       We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”).  Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

 f.         We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

 g.       We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

 15.    Management Proposals on Executive Compensation

 For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal.  When management and the external service provider disagree, the proposal becomes a refer item.  In the case of a Refer item, the factors under consideration will include the following:

 •         Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•         Performance metrics for short- and long-term incentive programs

•         CEO pay relative to company performance (is there a misalignment)

•         Tax gross-ups to senior executives

•         Change-in-control arrangements

•         Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

 16.    Stock Retention / Holding Period of Equity Awards

 We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

 •         While employed and/or for one to two years following the termination of their employment; or

•         For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

 The following factors will be taken into consideration:

 •         Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•         Actual stock ownership of the company’s named executive officers

•         Policies aimed at mitigating risk taking by senior executives

•         Pay practices at the company that we deem problematic

I. State/Country of Incorporation

 1.       Voting on State Takeover Statutes

 a.       We vote for proposals to opt out of state freeze-out provisions.

b.       We vote for proposals to opt out of state disgorgement provisions.

 2.       Voting on Re-incorporation Proposals

 We vote on a case-by-case basis on proposals to change a company's state or country of incorporation.  Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

 3.       Control Share Acquisition Provisions

 a.       We vote against proposals to amend the charter to include control share acquisition provisions.

b.       We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.        We vote for proposals to restore voting rights to the control shares.

d.       We vote for proposals to opt out of control share cashout statutes.

 J. Mergers and Corporate Restructuring

 a.       Mergers and Acquisitions

 We vote on a case-by-case basis on mergers and acquisitions.  Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

b.       Corporate Restructuring

 We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

c.        Spin-offs

 We vote on a case-by-case basis on spin-offs.  Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

d.       Asset Sales

 We vote on a case-by-case basis on asset sales.  Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

e.       Liquidations

 We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

f.         Appraisal Rights

 We vote for proposals to restore, or provide shareholders with, rights of appraisal.

g.       Changing Corporate Name

 We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

h.       Conversion of Securities

 We vote on a case-by-case basis on proposals regarding conversion of securities.  Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

i.         Stakeholder Provisions

 We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

 K. Social and Environmental Issues

 When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

 1.       Sustainability Reporting

 a.       We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b.       We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report.  All others will be decided on a case-by-case basis.

 2.       Diversity & Equality

 a.       We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.       We vote for proposals requesting comprehensive disclosure on board diversity if the frequency is no more than once a year;

c.        We vote for proposals requesting comprehensive disclosure on employee diversity if the frequency is no more than once a year;

d.       We vote for proposals requesting comprehensive reports on gender pay disparity if the frequency is no more than once a year;

e.       We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

 3.       As a firm, we strongly support E&S proposals.  However, due to significantly divergent approaches and a lack of consistency in wording for many of these proposals, we will vote a case by case basis for the following types of proposals:

 a.       Climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.       Climate proposals requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

c.        Climate proposals seeking company disclosure on GHG reduction targets and/or goals;

d.       Animal welfare policies;

e.       Human rights and company policies;

f.         Operations in high-risk or sensitive areas;

g.       Product integrity and marketing.

 L. Miscellaneous

 1. Charitable Contributions

 We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.  Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions if the frequency is no more than annual.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions.  In determining our vote on political contribution proposals we consider, among other things, the following:

• Does the company have a political contributions policy publicly available

• How extensive is the disclosure on these documents

• What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

• Does the company provide information on its trade association expenditures

• Total amount of political expenditure by the company in recent history

3. Operational Items

•We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

•We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

•We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

•We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

•We vote against proposals to approve other business when it appears as voting item.

4. Routine Agenda Items

 In some markets, shareholders are routinely asked to approve:

• the opening of the shareholder meeting

• that the meeting has been convened under local regulatory requirements

• the presence of a quorum

• the agenda for the shareholder meeting

• the election of the chair of the meeting

• regulatory filings

•the allowance of questions

• the publication of minutes

•the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6. Stock (Scrip) Dividend Alternatives

a. We vote for most stock (scrip) dividend proposals.

b. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable.  To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A. Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B. Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  ClearBridge typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from  ClearBridge’s  General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•a copy of these policies and procedures;

•a copy of each proxy form (as voted);

•a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•documentation relating to the identification and resolution of conflicts of interest;

•any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

[*] Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

PROSPECTUS

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND Franklin Global Trust
December 1, 2021

TICKER: FEMDX

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

699 P 12/21

Contents

Fund Summary

Information about the Fund you should know before investing

Fund Details

More information on investment policies, practices and risks/financial highlights

Investment Goal	11
Principal Investment Policies and Practices	11
Principal Risks	15
Management	24
Distributions and Taxes	26
Financial Highlights	30

Your Account

Information about sales charges, qualified investors, account transactions and services

Qualified Investors	31
Buying Shares	33
Investor Services	36
Selling Shares	38
Exchanging Shares	41
Account Policies	45
Questions	53

For More Information

Where to learn more about the Fund

Back Cover

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
FUND SUMMARY

Investment Goal

High total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	N/A

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses
Other expenses of the Fund	0.38%
Other expenses of the Subsidiary	0.02%
Total other expenses	0.40%
Acquired fund fees and expenses[1]	0.01%
Total annual Fund operating expenses	1.26%
Fee waiver and/or expense reimbursement[2]	-0.25%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	1.01%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Cayman Islands-based company that is wholly owned by the Fund (Subsidiary). This waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that Fund expenses (excluding acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until November 30, 2022. The investment manager also has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in Franklin Templeton affiliated fund (acquired fund) for one year following the date of this prospectus. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the fee waiver and expense limiation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other  mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
FUND SUMMARY

for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$375	$668	$1,503

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61.28% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in debt securities of “emerging market countries.” “Emerging market countries” include those countries considered to be developing or emerging by the International Monetary Fund, the United Nations; countries included as developing or emerging markets by S&P Dow Jones, Morgan Stanley Capital International or Russell index providers; countries in the JPMorgan Emerging Markets Bond Index - Global (EMBIG) or JPMorgan Government Bond Index - Emerging Markets Broad (GBI-EM Broad) fixed income indexes. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In addition, countries that have restructured their external or local debt during the past 10 years or currently have restructured external or local debt outstanding may also be considered to be emerging market countries.

The Fund invests mainly in debt securities issued by sovereign and subsovereign government entities, including securities issued by political subdivisions, local authorities, government agencies, government owned, controlled, sponsored or guaranteed corporations and supranationals located in emerging market countries. Although the investment manager tends to focus on these types of securities, securities issued by corporate entities that are controlled (i.e., more than 50% owned) by a sovereign entity, and corporate emerging markets debt, are also considered suitable investments. The Fund may also invest in loan participation notes (LPNs) that are secured by collateral of any of these entities.

The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade (also known as “junk bonds”). These securities are either rated below investment grade by independent rating agencies such as S&P® Global Ratings (S&P®) or Moody’s Investors Service (Moody’s) or unrated securities the investment manager determines are of comparable quality. The Fund also may

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
FUND SUMMARY

invest in investment grade debt securities or unrated securities the investment manager determines are of comparable quality when those securities appear more advantageous relative to high yield securities. Securities rated in one of the top four rating categories of the independent rating agencies are considered to be investment grade. The Fund may also invest up to 15% of its net assets in defaulted debt securities.

For purposes of pursuing its investment goals, the Fund may enter into various currency related transactions involving derivative instruments, including currency and cross currency forwards. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies.

The portfolio construction process can be summarized in three integral steps—country allocation, currency allocation and issue selection. The first stage of the emerging market debt investment process is identifying the countries for which management has a favorable outlook, which is managed with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up fundamental research and not relative to a benchmark index, there is no requirement to hold securities from any one country. The next decision is whether to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on a number of factors, including the type of the security’s coupon (fixed or floating).

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant

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FUND SUMMARY

economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies – e.g., fluctuations may negatively affect investments denominated in foreign currencies and any income received or expenses paid by the Fund in that foreign currency. The risks of foreign investments may be greater in developing or emerging market countries.

Sovereign Debt Securities   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Currency Management Strategies   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
FUND SUMMARY

reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Emerging Market Countries The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
FUND SUMMARY

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying currency, security, interest rate or index, and such derivatives often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivatives at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that a derivative, which usually would operate as a hedge, provides no hedging benefits at all.

Loan Participation Notes (LPNs) In the event of a default by the underlying borrower of an LPN, the Fund may experience delays in receiving payments of interest and principal while the note issuer enforces and liquidates the underlying collateral, and there is no guarantee that the underlying collateral will cover the principal and interest owed to the Fund under the LPN.

Large Redemptions The Fund may experience adverse effects when shareholders make large redemptions from the Fund that equate to a large percentage of the Fund’s assets. In order to meet such redemption requests, the Fund may need to sell securities at times when it would not otherwise do so, which could result in losses to the Fund, increase the Fund’s transaction costs and expense ratios, and accelerate the realization of taxable income, if any, to shareholders. When experiencing a large redemption, the Fund may seek to delay payment of the redemption request up to seven days for a variety of reasons including to provide the investment manager with time to orderly process the request. If, however, the Fund is unable to delay the redemption request, for example, due to various automated processes that can occur with respect to certain large redemptions, there is a risk of additional detriment to the Fund and its remaining shareholders.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
FUND SUMMARY

Management The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at ftinstitutional.com or by calling (800) 321-8563.

The secondary indices in the table below show how the Fund's performance compares to groups of securities that align more closely with the Fund's investment strategies.

Annual Total Returns

Best Quarter:	2020, Q4	9.13%
Worst Quarter:	2020, Q1	-15.37%

As of September 30, 2021, the Fund’s year-to-date return was 3.52%.

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
FUND SUMMARY

Average Annual Total Returns

For periods ended December 31, 2020

		1 Year	5 Years		10 Years
Franklin Emerging Market Debt Opportunities Fund
	Return before taxes	3.93%	7.22%		5.13%
	Return after taxes on distributions	3.93%	5.57%		2.93%
	Return after taxes on distributions and sale of Fund shares	2.33%	4.92%		3.01%
JP Morgan EMBI Global Diversified Index (index reflects no deduction for fees, expenses or taxes)		5.26%	7.08%		6.22%
JP Morgan EMBI Global Diversified ex-GCC Index (index reflects no deduction for fees, expenses or taxes)		4.66%	6.90%	[1]	—
JP Morgan GBI-EM Broad Diversified Index (index reflects no deduction for fees, expenses or taxes)		4.46%	6.71%		2.21%
ICE BofA Emerging Market Corporate Plus (USD Hedged) Index (index reflects no deduction for fees, expenses or taxes)		7.18%	7.01%		5.78%
1.	Since inception December 31, 2015.

No one index is representative of the Fund's portfolio.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Franklin Templeton Investment Management Limited (FTIML)

Portfolio Managers

Nicholas Hardingham, CFA
Portfolio Manager of FTIML and portfolio manager of the Fund since 2014.

Stephanie Ouwendijk, CFA
Portfolio Manager of FTIML and portfolio manager of the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum

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FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
FUND SUMMARY

requirements is under "Your Account" in the detail section of the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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FUND DETAILS

Fund Details

Investment Goal

The Fund's investment goal is high total return.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in debt securities of “emerging market countries” as defined below. Shareholders will be given at least 60 days’ advance written notice of any change to this 80% policy.

“Emerging market countries” include those countries considered to be developing or emerging by the International Monetary Fund, the United Nations; countries included as developing or emerging markets by S&P Dow Jones, Morgan Stanley Capital International or Russell index providers; countries in the JPMorgan Emerging Markets Bond Index - Global (EMBIG) or JPMorgan Government Bond Index - Emerging Markets Broad (GBI-EM Broad) fixed income indexes. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In addition, countries that have restructured their external or local debt during the past 10 years or currently have restructured external or local debt outstanding may also be considered to be emerging market countries.

The Fund invests mainly in debt securities issued by sovereign and subsovereign government entities, including securities issued by political subdivisions, local authorities, government agencies, government owned, controlled, sponsored or guaranteed corporations and supranationals located in emerging market countries. Although the investment manager tends to focus on these types of securities, the Fund may invest a significant portion of its assets in securities issued by corporate entities that are controlled (i.e., more than 50% owned) by a sovereign entity, and corporate emerging markets debt. The Fund may also invest in loan participation notes (LPNs) that are secured by collateral of any of these entities.

The Fund may invest up to 100% of its assets in debt securities that are rated below investment grade. Debt securities in the lower rating categories or unrated securities deemed by the Fund’s investment manager to be of comparable quality generally pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer’s creditworthiness. Such lower rated but higher yielding securities are sometimes referred to as “junk bonds.” These securities are either rated below investment grade by independent rating agencies such as S&P® Global Ratings (S&P®) or Moody’s Investors Service (Moody’s) or unrated securities the investment manager determines are of comparable quality. The Fund also may invest in investment grade debt securities or unrated securities the investment

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FUND DETAILS

manager determines are of comparative quality when those securities appear more advantageous relative to high yield securities. Securities rated in one of the top four rating categories of the independent rating agencies are considered to be investment grade. The Fund may also invest up to 15% of its net assets in defaulted debt securities. If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.

For purposes of pursuing its investment goal, the Fund may from time to time enter into derivative currency transactions including currency and cross currency forwards. The use of derivative currency transactions may allow the Fund to obtain net long or net short exposure to selected currencies. The results of such transactions may also represent, from time to time, a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as U.S. Treasury futures) and credit-linked securities such as credit-linked notes. The use of these derivative transactions may allow the Fund to obtain net long exposures to selected interest rates, countries, duration or credit risks. The investment manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when the investment manager believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).

A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated with a particular counterparty and privately traded by currency traders and their customers in the interbank market. A cross currency forward, sometime referred to as a “cross-hedge,” is a forward contract to sell a specific foreign currency in

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FUND DETAILS

exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross-hedge will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. A cross-hedge will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

A futures contract is a standard binding agreement that trades on an exchange to buy or sell a specified quantity of an underlying instrument or asset at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire a specified quantity of the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts used by the Fund allow for a cash payment of the net gain or loss on the contract at maturity in lieu of delivery of the underlying instruments, some require the actual delivery or acquisition of the underlying instrument or asset. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.

A typical credit-linked note is set-up as a “pass-through” note structure created by a broker or bank as an alternative investment for the Fund or other purchaser to buying directly a bond or group of bonds. Credit-linked notes are typically issued at par, with a one to one relationship with the notional value to the underlying bond. The performance of the credit-linked notes, however, including maturity value, is linked to the performance of the specified underlying bond as well as that of the issuing entity. A credit-linked note is typically structured as a limited recourse, unsecured obligation of the issuer of the note so that the note will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond.

Portfolio Selection

The portfolio construction process can be summarized in three integral steps—country allocation, currency allocation and issue selection. The first stage of the emerging market debt investment process is identifying the countries for which management has a favorable outlook, which is managed with a bottom-up, research-driven perspective. Since the portfolio is constructed through bottom-up fundamental research and not relative to a benchmark index, there is no requirement to hold securities from any one country. The next decision is whether

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to take exposure in the form of “hard currency” or local currency instruments. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The last decision concerns security selection. This depends on a number of factors, including the type of the security’s coupon (fixed or floating).

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund's Statement of Additional Information (SAI). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Temporary Investments

When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities (including shares of money market funds managed by affiliates of the investment manager), short-term U.S. and foreign government securities, short-term corporate obligations, bank obligations, and repurchase agreements denominated in the currency of any nation. The investment manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

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Principal Risks

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, volatility in consumer demand for certain products, defaults and credit ratings downgrades, and other significant economic impacts. The effects of the COVID-19 pandemic have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets is unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.

Credit

The Fund could lose money on a debt security if the issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or an issuer's or security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer or security, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a

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different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Foreign Securities (non-U.S.)

Investing in foreign securities, including sovereign debt securities, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund's foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Currency management strategies. Currency management strategies may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund's exposure to currency risks, also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. There is no assurance that the investment manager's use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the Fund's portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign investment losses.

Political and economic developments. The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and substantial, punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or

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export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon, or other government actions impacting, certain issuers in a country could result in an (i) immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities or (ii) other limitations on the Fund’s ability to invest or hold such securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Sovereign debt securities.   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. Sovereign debtors also may be dependent on expected disbursements from other foreign governments or multinational agencies and the country’s access to, or balance of, trade. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit and security agreements. Unlike most corporate debt restructurings, the fees and expenses of financial and legal advisers to the creditors in connection with a restructuring may be borne by the holders of the sovereign debt securities instead of the sovereign entity itself. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments, and similar occurrences may happen in the future.

In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government entity. As a sovereign entity, the

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issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due, and any rights the Fund may have may be restricted pursuant to the terms of applicable treaties with such sovereign entity. If a sovereign entity defaults, it may request additional time in which to pay or for further loans. There may be no legal process for collecting principal or interest payments on sovereign debt that a government does not pay or such legal process may be relatively more expensive, nor are there bankruptcy proceedings by which the Fund may collect in whole or in part on debt issued by a sovereign entity. In certain cases, remedies must be pursued in the courts located in the country of the defaulting sovereign entity itself, which may further limit the Fund’s ability to obtain recourse.

Trading practices. Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund's assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund's regulatory and compliance burden and/or decrease the Fund's investor rights and protections.

Availability of information. Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. In addition, information provided by foreign issuers may be less timely or less reliable than information provided by U.S. issuers.

Limited markets. Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund's foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Emerging market countries. The Fund's investments in (for example, a higher interest rate environment can make it more difficult for emerging market governments to service their existing debt) market issuers are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

• less social, political and economic stability;

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• a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;

• smaller securities markets with low or non-existent trading volume and greater illiquidity and price volatility;

• more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;

• less transparent and established taxation policies;

• less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;

• less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;

• less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;

• less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;

• greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;

• higher rates of inflation and more rapid and extreme fluctuations in inflation rates;

• greater sensitivity to interest rate changes (for example, a higher interest rate environment can make it more difficult for emerging market governments to service their existing debt);

• increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;

• greater debt burdens relative to the size of the economy;

• more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and

• less assurance that when favorable economic developments occur, they will not be slowed or reversed by unanticipated economic, political or social events in such countries.

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Because of the above factors, the Fund's investments in (for example, a higher interest rate environment can make it more difficult for emerging market governments to service their existing debt) market issuers may be subject to greater price volatility and illiquidity than investments in developed markets.

The definition of emerging market countries or companies as used in this prospectus may differ from the definition of the same terms as used in other Franklin Templeton fund prospectuses.

High-Yield Debt Securities

High-yield debt securities (including loans) and unrated securities of similar credit quality (high-yield debt instruments or junk bonds) involve greater risk of a complete loss of the Fund's investment, or delays of interest and principal payments, than higher-quality debt securities or loans. Issuers of high-yield debt instruments are not as strong financially as those issuing securities of higher credit quality. High-yield debt instruments are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Fund could lose its entire investment.

The prices of high-yield debt instruments generally fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer's business or operations and to changes in the ratings assigned by rating agencies. In addition, the entire high-yield debt market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. Prices of corporate high-yield debt instruments often are closely linked with the company’s stock prices and typically rise and fall in response to factors that affect stock prices.

High-yield debt instruments are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments generally pose greater illiquidity and valuation risks.

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Substantial declines in the prices of high-yield debt instruments can dramatically increase the yield of such instruments. The decline in market prices generally reflects an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than reflecting any increase in income from the higher yield that the debt instrument may pay to the Fund on its investment.

Interest Rate

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. Changes in government or central bank policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly sell fixed income securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities or durations. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Liquidity

Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security or other investment at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities or other investments with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. An investment may become illiquid if the Fund and its affiliates receive material non-public information about the issuer or the investment. To the extent that the Fund and its affiliates hold a significant portion of an issuer's

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outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

Derivative Instruments

The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund's portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund's initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager's ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not realize the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument also may not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk is heightened with respect to over-the-counter (OTC) instruments, such as forward currency contracts, and may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices.

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Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

With respect to credit linked notes, in addition to the risk of loss of its principal investment or failure of the issuer of the note to perform, a downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the credit linked note, regardless of the price of the bond(s) underlying the credit linked note. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of credit linked notes. In certain cases, a market price for a credit linked note may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.

Loan Participation Notes (LPNs)

In the event of a default by the underlying borrower of an LPN, the Fund may experience delays in receiving payments of interest and principal while the note issuer enforces and liquidates the underlying collateral, and there is no guarantee that the underlying collateral will cover the principal and interest owed to the Fund under the LPN. While the LPNs in which the Fund invests are typically relatively liquid, there is no guarantee that the market for LPNs generally or for the particular LPNs that are held by the Fund will continue to be liquid.

Illiquid Securities

Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Large Redemptions

The Fund may experience adverse effects when shareholders make large redemptions from the Fund that equate to a large percentage of the Fund’s assets. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which could result in losses to the Fund. In addition, these transactions may also accelerate the realization of taxable income to

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shareholders if such sales of investments resulted in gains, and may also increase transaction costs and/or increase in the Fund's expense ratio. When experiencing a large redemption, the Fund may seek to delay payment of the redemption request up to seven days for a variety of reasons including to provide the investment manager with time to orderly process the request. If, however, the Fund is unable to delay the redemption request, for example, due to various automated processes that can occur with respect to certain large redemptions, there is a risk of additional detriment to the Fund and its remaining shareholders.

Management

The Fund is actively managed and could experience losses (realized and unrealized) if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund and its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at ftinstitutional.com.

Management

Franklin Templeton Investment Management Limited (FTIML), Cannon Place, 78 Cannon Street, London, EC4N 6HL, England, is the Fund's investment manager. FTIML's principal place of business is in Scotland. Together, FTIML and its affiliates manage, as of October 31, 2021, over $1.56 trillion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in emerging market debt securities. The portfolio managers of the team are as follows:

Nicholas Hardingham, CFA Portfolio Manager of FTIML

Mr. Hardingham has been a portfolio manager of the Fund since 2014. He joined Franklin Templeton in 2002.

Stephanie Ouwendijk, CFA Portfolio Manager of FTIML
Ms. Ouwendijk has been a portfolio manager of the Fund since 2015. She joined Franklin Templeton in 2015.

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As co-lead portfolio managers, Mr. Hardingham and Ms. Ouwendijk are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Each manager has equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, asset allocation, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays FTIML a fee for managing the Fund's assets.

For the fiscal year ended July 31, 2021, FTIML agreed to reduce its fees to reflect reduced services resulting from the Fund's investment in Franklin Templeton affiliated fund. In addition, FTIML has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (i.e., a combination of investment management fees and other expenses, but excluding acquired fund fees and expenses and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) do not exceed 1.00% until November 30, 2022. The management fees before and after such waivers for the fiscal year ended July 31, 2021, were 0.85% and 0.61%, respectively.

FTIML has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated and will remain in effect for as long as the investment manager's contract with the Subsidiary is in place.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended July 31.

Manager of Managers Structure

The investment manager and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby the investment manager can appoint and replace both wholly-owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater flexibility and efficiency and alleviates the need for the Fund to incur the expense

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and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the investment manager has the ultimate responsibility, subject to oversight by the Fund's board of trustees, to oversee sub-advisors and recommend their hiring, termination and replacement. The investment manager will also, subject to the review and approval of the Fund's board of trustees: set the Fund's overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund's assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund's investment goal, policies and restrictions. Subject to review by the Fund's board of trustees, the investment manager will allocate and, when appropriate, reallocate the Fund's assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Distributions and Taxes

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive them in cash.

Annual statements. After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about the Fund’s distributions is available at ftinstitutional.com.

Avoid "buying a dividend." At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts,

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although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income. Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund to shareholders as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. Because the Fund invests primarily in debt securities, it is expected that either none or only a small portion of the Fund’s income dividends may be qualified dividends. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Capital gains. Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. An additional 3.8% Medicare tax may also be imposed as discussed below.

Sales of Fund shares. When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction.

Cost basis reporting. If you acquire shares in the Fund on or after January 1, 2012, generally referred to as “covered shares," and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact

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the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding. A shareholder may be subject to backup withholding on any distributions of income capital gains or proceeds from the sale or exchange of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. State backup withholding may also apply.

State, local and foreign taxes. Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes. If the Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income

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and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the Fund, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. The Fund may be required to report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

Other tax information. This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

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Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Year Ended July 31,

	2021	2020	2019	2018	2017
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.19	$11.66	$11.68	$11.68	$10.76
Income from investment operations[a]:
Net investment income[b]	0.71	0.97	0.97	0.86	0.83
Net realized and unrealized gains (losses)	0.83	(1.64)	(0.13)	(0.36)	0.17
Total from investment operations	1.54	(0.67)	0.84	0.50	1.00
Less distributions from:
Net investment income and net foreign currency gains	—	(0.80)	(0.86)	(0.47)	—
Net realized gains	—	—	—	(0.03)	(0.08)
Total distributions	—	(0.80)	(0.86)	(0.50)	(0.08)
Net asset value, end of year	$11.73	$10.19	$11.66	$11.68	$11.68
Total return	15.11%	(6.24)%	8.04%	4.04%	9.40%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.24%	1.15%	1.11%	1.09%	1.07%
Expenses net of waiver and payments by affiliates[c]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	6.34%	8.95%	8.58%	7.31%	7.43%
Supplemental data
Net assets, end of year (000’s)	$135,374	$111,159	$387,888	$518,344	$514,406
Portfolio turnover rate	61.28%	34.71%	14.29%	33.70%	29.45%

a. The amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Benefit of expense reduction rounds to less than 0.01%.

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Your Account

Qualified Investors

The following investors or investments qualify to buy shares of the Fund:

• Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

• Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund.

• Current employees of securities dealers that have executed a selling agreement with Distributors and their affiliates and their family members, as allowed by the internal policies of their employer.

• Current and former officers, trustees, directors, and full-time employees (and, in each case, their family members) of Franklin Templeton or Franklin Templeton funds (including any foundation, trust or benefit plan maintained, owned, controlled, or established by or for any such person), consistent with our then-current policies. Minimum initial investment: $1,000 ($25 for accounts with an automatic investment plan).

• Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.

• Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper or third party retirement platform.

• Plans with aggregate plan assets of $1 million or more invested directly with Franklin Templeton funds.

• Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion.

• Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code.

• An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) or Franklin Templeton Portfolio

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Advisors, Inc. (FTPA) if approved by FTI, LLC or FTPA in consultation with its customer.

• Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."

• Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

• Clients of financial intermediaries who have entered into an agreement with Distributors and have been approved by Distributors to offer Fund shares through a network, platform, or self-directed investment brokerage account that may charge a transaction or other fee to customers. Minimum initial investment $100,000, unless otherwise waived by Distributors.

Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. Please note that solely for the purpose of selling or exchanging your shares, the Fund's shares are considered Advisor Class shares; for all other purposes, the Fund's shares do not have a class designation.

Aggregate assets invested with Franklin Templeton.  Franklin Templeton maintains the right to aggregate assets invested in Franklin Templeton funds to allow investors to meet the Fund's investment minimums.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

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Buying Shares

Orders mailed to Distributors by dealers or individual investors do not require advance notice. Checks or negotiable bank drafts must be in U.S. currency drawn on a commercial bank in the U.S. and, if over $100,000, may not be deemed to have been received until the proceeds have been collected, unless the check is certified or issued by such bank. Any purchase order may be rejected by Distributors or by Franklin Global Trust (Trust).

Shares of the Fund may be purchased with securities, if approved in advance by the Trust. Securities used to purchase Fund shares must be appropriate investments for the Fund, consistent with its investment objective, policies and limitations, as determined by the Trust, and must have readily available market quotations. The securities will be valued in accordance with the Trust's policy for calculating net asset value (NAV), determined as of the close of the day on which the securities are received by the Fund in salable form. A prospective shareholder will receive shares of the Fund next computed after such receipt. To obtain the approval of the Trust for an in-kind purchase, call Institutional Services. Investors who are affiliated persons of the Trust (as defined in the Investment Company Act of 1940, as amended) may not purchase shares in this manner absent SEC approval.

Please note that you may only buy shares (including the purchase side of an exchange) of a fund eligible for sale in your state or jurisdiction. The Fund and other Franklin Templeton funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA), and may not be directly or indirectly offered or distributed in any such country. If an investor becomes a Canadian, EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

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Account Application

If you are opening a new account, please complete and sign an account application. We do not accept cash, credit card convenience checks, pre-paid debit cards, non-bank money orders, travelers checks or checks drawn on foreign banks as forms of payment to purchase shares.

Franklin Templeton Institutional Services P.O. Box 33030 St. Petersburg, FL 33733-8030 Call toll-free: (800) 321-8563

Buying Shares

Through your investment representative
By Mail
By Wire (800) 321-8563 or (916) 463-5078 collect
By Exchange

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Opening an account	Adding to an account
Contact your investment representative	Contact your investment representative
Make your check, Federal Reserve Draft or negotiable bank draft payable to the Fund Mail the check, Federal Reserve Draft or negotiable bank draft and your signed account application.

Make your check, Federal Reserve Draft or negotiable bank draft payable to the Fund. Include your account number on the check or draft.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check, Federal Reserve Draft or negotiable bank draft and deposit slip or note to Institutional Services.

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed account application to Institutional Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us prior to 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange, whichever is earlier.

Call Institutional Services at (800) 321-8563, or send signed written instructions. (Please see “Exchanging Shares” for more information on exchanges.)	Call Institutional Services at (800) 321-8563, or send signed written instructions. (Please see “Exchanging Shares” for more information on exchanges.)

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Investor Services

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

Your dividends and capital gain distributions will be automatically reinvested in additional Fund shares, unless you elect cash payments.

Retirement Plans

Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications, may require special forms for redemptions, and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at (800) 527-2020.

Telephone/Online Privileges

You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the Fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. We have the right (but have no obligation) to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe the caller is not an individual authorized to act on the account. To help safeguard your account, keep your password confidential, and

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verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone exchange or sell privileges on your account application. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

The telephone transaction options available to retirement plans are limited to those that are provided under the plan.

You may also view your account information online by registering for this service on our website at ftinstitutional.com. You will be asked to accept the terms of an online agreement and establish a password. However, this does not allow you to perform any transactions or account changes allowable by phone.

Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information to us via digital communication channels (e.g. email, chat, text messaging, fax), you are accepting the associated risks related to potential lack of security, such as the possibility that your confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

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Selling Shares

You can sell your shares at any time.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. If you have completed and returned the Institutional Telephone Privileges Agreement, amounts over $100,000 may also be redeemed. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

• you are selling more than $100,000 worth of shares

• you want your proceeds paid to someone who is not a registered owner

• you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when: we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Retirement Plans

You may need to complete additional forms to sell shares in a FTIOS retirement plan. For participants under the age of 59 1/2, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

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Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions to Institutional Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone
(800) 321-8563

As long as your transaction is for $100,000 or less you can sell your shares by phone.

(Amounts in excess of $100,000 are only available if you have completed and sent the Institutional Telephone Privileges Agreement)

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone.

By Electronic Funds Transfer (ACH)

You can call or write to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail or phone.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip. All bank and Fund account owners must sign the request. If the bank and Fund accounts do not have at least one common owner, each individual must also have his or her signature notarized.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all Fund account owners, with a signature guarantee for each Fund account owner.

If we receive your request in proper form prior to 1 p.m. Pacific time, or the regularly scheduled close of the New York Stock Exchange, whichever is earlier, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are

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considering. Prospectuses are available online at ftinstitutional.com.

Call Institutional Services at (800) 321-8563 or send signed written instructions. See the policies at left for selling shares by mail or phone.

Franklin Templeton Institutional Services

P.O. Box 33030,

St. Petersburg, FL 33733-8030

Call toll-free: (800) 321-8563

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Exchanging Shares

Exchange Privilege

You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries. If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver. The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive at least 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges. If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

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Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund may invest in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the Fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Account Policies - Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Account Policies - Security Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Since the Fund may invest in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid ("relatively illiquid securities"), it may be particularly vulnerable to arbitrage short term trading. Such arbitrage traders may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities that are used to calculate the Fund’s NAV and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage (please see "Account Policies - Fair Valuation - Individual Securities"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that

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such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI). The transfer agent may also reject any purchase request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may consider the impact of the trading activity and of any proposed remedial action on both the Fund and the affiliated underlying funds in which the Fund invests.

Frequent trading through financial intermediaries. You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account

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level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades. While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

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Account Policies

Calculating Share Price

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE.

The Fund has an agreement with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Fund. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent. If you place an order through an account at an intermediary, please consult with the intermediary to determine when your order will be executed, as some intermediaries may require that they receive orders prior to a specified cut-off time.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the

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Fund values them according to the broadest and most representative market. Prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may hold smaller, “odd lot” sizes. Odd lots may trade at lower prices than round lots.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before 1 p.m. Pacific time. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and 1 p.m. Pacific time that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at 1 p.m. Pacific time.

Fair Valuation – Individual Securities

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Corporate Debt Securities

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund’s pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

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Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 1 p.m. Pacific time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1 p.m. Pacific time on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Security Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed before 1 p.m. Pacific time on each day that the Fund is open. Occasionally, events occur between the time at which trading in a foreign security is completed and 1 p.m. Pacific time that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as “time-zone arbitrage.” Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund’s portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund’s NAV is computed. Trading by these investors, often referred to as “arbitrage market timers,” may dilute the value of the Fund’s shares, if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time-zone arbitrage, and in accordance with procedures established and approved by the Fund’s board of trustees, the investment manager monitors price movements by using a fair value pricing service offered through an independent pricing vendor.

The fair value pricing service is used to estimate the price of a security in a liquid market at the time of the NAV calculation (1 p.m. Pacific Time). If certain criteria are met, the foreign securities may be valued using the price from the fair value pricing service. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

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In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every Fund’s business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Funds, and on which the Fund’s NAV is not calculated (in which case, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares). Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur, the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the board of trustees (as described above).

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and proceeds will be sent by Electronic Fund Transfer (ACH) to your bank information on file. If we do not have this information, proceeds will be mailed to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A or A1 accounts established pursuant to a conversion from Class C or C1, and any remaining Class C or C1 accounts involved in the conversion, with a low balance due to the conversion; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) accounts in an Advisory Fee Program; (6) accounts held through a 529 college savings program; (7) Coverdell Education Savings Plan accounts; and (8) accounts currently maintained via robo advice driven services where account investments and reallocations are done through an automated, algorithm-driven platform.

Redemptions

Typically, the Fund uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet all redemption needs. In unusual circumstances or under stressed market conditions, the Fund may use other methods to meet redemptions, such as the use of lines of credit or interfund lending in reliance on exemptive relief from the SEC. Also, see “Account Policies – Redemptions in Kind” for information regarding redemption requests that exceed $250,000 or 1% of the value of the Fund’s assets, whichever is less.

Redemptions in Kind

If your redemption requests during any 90-day period exceed $250,000 (or 1% of the value of the Fund’s net assets, if less), the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund. You should

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expect to incur transaction costs upon the disposition of the securities received in the distribution. In addition, you will bear the market risk of the securities you hold until the securities are sold.

Redemptions by Large Shareholders

At times, the Fund may experience adverse effects when certain large shareholders redeem large amounts of shares of the Fund. Large redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. In addition, these transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs and/or increase in the Fund's expense ratio. When experiencing a redemption by a large shareholder, the Fund may delay payment of the redemption request up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a redemption request, which could result in the automatic processing of a large redemption that is detrimental to the Fund and its remaining shareholders.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). Upon receipt, review all account statements and written notifications after each transaction affecting your account and notify us immediately if there is a discrepancy.

You also will receive, or receive notice of the availability of, the Fund's financial reports every six months. In addition, you will receive an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports (to the extent received by mail) and summary prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 321-8563. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

You may elect to receive your statements, prospectuses and other documents through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

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Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone Privileges

You will automatically receive telephone privileges when you open your account. If your account has more than one registered owner, telephone privileges allow the Fund to accept transaction instructions by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone or in writing (subject to any limitations in telephone privileges) to:

• Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;

• Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and

• Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of

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instructions by telephone will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

• Shares should be held in street or nominee accounts. For this reason, the Fund may restrict the opening of a nominee's sub-accounts on the Fund's records.

• The Fund may restrict, reject or cancel any purchase orders, including an exchange request.

• Typically, redemptions are processed by the next business day provided the redemption request is received in proper form and good order, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund or there is another cause for delay (for example, if you sell shares recently purchased, proceeds may be delayed until your check, draft or wire/electronic funds transfer has cleared). In certain circumstances, however, the Fund may not have the ability to delay a redemption request or may not have the time to determine whether a particular redemption would have an adverse effect on the Fund before the redemption request is paid.

• The Fund may modify, suspend, or terminate telephone privileges at any time.

• The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.

• The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

• In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

• For redemptions over a certain amount, the Fund may, but is not required to, pay redemption proceeds in securities or other assets rather than cash (also known as a redemption in-kind) if the investment manager determines it is in the best interest of the Fund, consistent with applicable law. The investment manager will, in its sole discretion, determine whether a redemption in-kind will be considered for a particular redemption request or type of redemption request. In certain circumstances, however, the investment manager may not have the ability to determine whether a particular redemption could be paid in-kind before the redemption request is paid. If a redemption request is redeemed in-kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

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• You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.

• To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

• For non-retirement accounts, if you are receiving a dividend, capital gains or a systematic withdrawal plan payment in cash, and at least three consecutive checks remain uncashed for at least six months, the Fund reserves the right to change your distribution option to reinvest future distributions or discontinue your systematic withdrawal plan.

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Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number

Shareholder Services	(800) 632-2301
Fund Information	(800) DIAL BEN
(800) 342-5236
Retirement Services	(800) 527-2020
Advisor Services	(800) 524-4040
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020

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For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through ftinstitutional.com.

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

	One Franklin Parkway San Mateo, CA 94403-1906 Institutional Services (800) 321-8563 ftinstitutional.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-10157 © 2021 Franklin Templeton. All rights reserved.

STATEMENT OF ADDITIONAL INFORMATION

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
Franklin Global Trust
December 1, 2021

TICKER: FEMDX

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund's prospectus, dated December 1, 2021, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to shareholders, for the fiscal year ended July 31, 2021, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) 321-8563.

Appendix A A- 1

Mutual funds, annuities, and other investment products:

• are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

• are not deposits or obligations of, or guaranteed or endorsed by, any bank; and

• are subject to investment risks, including the possible loss of principal.

P.O. Box 997151 Sacramento, CA 95899-7151 (800) 321-8563 (FT Institutional Services)	1	699 SAI 12/21

Goal, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act)  on the Fund with respect to (1) borrowing and senior securities, see "Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing"; and (2) lending, see "Glossary of Investments, Techniques, Strategies and Their Risks - Corporate and Sovereign Loans, Assignments and Participations" below.

Fundamental Investment Policies

The Fund's investment goal is high total return.

The Fund may not:

1. Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2. Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5. Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Non-Fundamental Investment Policies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments of debt securities of "emerging market countries" as such term is defined in the prospectus. With respect to the Fund's 80% policy, net assets include the amount of any borrowings for investment purposes. Shareholders will be given 60 days' advance notice of any change to this 80% policy.

2

Additional Strategies

In trying to achieve its investment goal, the Fund may invest in the types of instruments or engage in the types of transactions identified below and in the section “Glossary of Investments, Techniques, Strategies and Their Risks,” which also describes the risks associated with these investment policies. The Fund may or may not use all of these techniques at any one time.

The Fund may:

• invest in debt securities on a "when-issued" or "delayed delivery" basis, without percentage limit on the amount of its assets that may be invested in such securities

• invest in convertible securities

• invest in securities of other investment companies, to the extent permitted by the 1940 Act

• invest up to 5% of its net assets, at the time of acquisition, in trade claims

• engage in interest rate-related derivatives, including interest rate swaps, interest rate/bond futures, futures on interest rate swaps, and inflation index swaps

• engage in credit-related derivatives and complex securities, including single name and index credit default swaps, exchange traded futures linked to a credit default swap index, fixed income total return swaps, variance swaps, and credit-linked notes

• engage in currency-related derivatives, including currency forwards, currency futures, currency swaps, and purchase currency options and options on currency futures

The Fund generally allocates its investments based on three sets of criteria: individual country categories, regional placement categories and denominated currency allocation as listed under "Allocation of investments" below.

The Fund's investments in debt securities are generally securities issued by sovereign and sub-sovereign government entities, including securities issued by political sub-divisions, local authorities, government agencies, government owned, controlled, sponsored or guaranteed corporations and supranationals.

The Fund will not acquire shares of other affiliated or unaffiliated open-end funds, ETFs or unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and S&P® Global Ratings (S&P®), as well as securities that are unrated.

The value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movement in the investment markets as a whole.

Allocation of investments  In addition to the three integral steps used in portfolio selection, the Fund generally allocates its investments based on three sets of criteria: individual country categories, regional placement categories and denominated currency allocation.

Individual country allocations.  The first of these criteria is based on a grouping of sovereign issuers in emerging market countries based primarily on the investment manager's evaluation according to a number of macroeconomic and other criteria to determine the level of risk of issuers in each country. Using these criteria, as of the date of this SAI, the investment manager has divided the sovereign borrowers in emerging countries into the following three categories that will be used to determine the Fund's net assets that can be allocated to issuers of a country within each category.

Category One:  Bulgaria, Czech Republic, Hungary, Estonia, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Azerbaijan, China, Indonesia, Malaysia, Thailand, Chile, Colombia, Mexico, Peru, Algeria, Botswana, Morocco, Oman and South Africa.

Category Two:  Croatia, Macedonia, Serbia, Turkey, Ukraine, Georgia, India, Kazakhstan, Philippines, Brazil, Costa Rica, El

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Salvador, Panama, Paraguay, Trinidad & Tobago, Uruguay, Benin, Iraq, Ivory Coast, Mauritius, Namibia and Tunisia.

Category Three:  Albania, Belarus, Bosnia & Herzegovina, Greece, Moldova, Montenegro, Armenia, Bangladesh, Fiji, Lao People's Democratic Republic, The Maldives, Mongolia, Nepal, Pakistan, Papua New Guinea, Sri Lanka, Tajikistan, Uzbekistan, Vietnam, Argentina, Barbados, Belize, Bolivia, Dominican Republic, Ecuador, Grenada, Guatemala, Honduras, Jamaica, Suriname, Venezuela, Angola, Cameroon, Chad, Egypt, Ethiopia, Gabon, Ghana, Jordan, Kenya, Lebanon, Malawi, Mozambique, Republic of the Congo, Rwanda, Senegal, Seychelles, Tanzania, Togo, Uganda, Zambia and Zimbabwe.

The countries allocated to each category may shift from time to time and countries may be added to each category, in each case as and when the investment manager determines that such shifts or additions are appropriate, based on the criteria noted above. The allocations will be reviewed on a periodic basis.

Regional placement allocation.  Investment by the Fund in country obligations will also be limited on a regional basis in each of the following four regions: Latin America, Eastern Europe, Middle East/Africa, and Far East/Asia. Regional allocation ranges are designed to achieve adequate diversification and to avoid over concentration in one area such as Latin America. Events occurring in these different regions may not be closely correlated, so that it may be possible to avoid the extreme volatility associated with some regions by allocating the assets of the Fund between different regions.

Denominated currency allocation.  The Fund will allocate its investments between obligations which are denominated either in hard currencies or local currencies. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The investment manager anticipates that between 20% and 80% of the Fund's investments will typically be denominated in hard currencies and the remainder will be denominated in local currencies. The percentages above are not limitations and the investment manager has discretion to change the Fund's allocation between hard and local currencies at any time.

On occasion, the Fund will invest in obligations denominated in local currencies and issued by supranational institutions such as the International Bank for Reconstruction and Development. The country allocations will not apply to these investments because they are designed to limit exposure to lower-rated sovereign borrowers. By contrast, supranational institutions usually enjoy the highest credit rating. However, such investments will count towards the Fund's 80% policy, regional placement allocation and denominated currency allocation, as described above.

The country allocations will be applied to any investments that the Fund makes, whether such investments are denominated in the issuer's local currency or are denominated in hard currencies.

Currency allocations are designed to be consistent with regional and asset class allocations. Currency hedging in major developed economic currencies through forward contracts will be used to reduce currency exposure where necessary.

The currency exposure of the Fund will be actively managed using forward hedges. While most hedging is likely to be into U.S. dollars, cross hedging between other currencies is also permitted. The Fund may from time to time also use currency forward contracts to manage the currency risks of the securities held. In that event, the Fund may have currency exposures which exceed the value of securities held in that currency.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Bank obligations Bank obligations include fixed, floating or variable rate certificates of deposit (CDs), letters of credit, time and savings deposits, bank notes and bankers' acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Fund's investment in time and savings deposits or CDs may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (FDIC).

Bank obligations are exempt from registration with the SEC if issued by U.S. banks or foreign branches of U.S. banks. As a result, the Fund will not receive the same investor protections when investing in bank obligations as opposed to registered securities. Bank notes and other unsecured bank obligations are not guaranteed by the FDIC, so the Fund will be exposed to the credit risk of the bank or institution. In the event of liquidation, bank notes and unsecured bank obligations generally rank behind time deposits, savings deposits and CDs, resulting in a greater potential for losses to the Fund.

The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans,

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increases in non-performing assets and charge-offs and declines in total deposits). The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Borrowing The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets. Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due

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under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Callable securities Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security's interest rate sensitivity.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Convertible securities A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar non-convertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through, the issuing investment bank. However, the common stock received upon conversion is of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Fund's financial reporting, credit rating and investment policies and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Risks. An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a

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particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although the Fund intends to acquire convertible securities that the investment manager considers to be liquid (i.e., those securities that the investment manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund will also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities. Convertible securities may have low credit ratings, which generally correspond with higher credit risk to an investor like the Fund.

Corporate and Sovereign Loans, Assignments and Participations

Corporate and sovereign loans.  Corporate and sovereign loans (Loans) typically are structured and negotiated by a group of financial institutions and other investors, including in some cases, the Fund, that provide capital to the borrowers. In return, the borrowers pay interest and repay the Loan's principal. Such Loans often pay interest rates that are reset periodically on the basis of a floating base lending rate, such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may invest in Loans directly at the time of the Loan's closing or by buying an assignment of all or a portion of the Loan from a lender. The Fund may also invest indirectly in a Loan by buying a Loan participation from a lender or other purchaser of a participation. Loans may include term loans and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit term loans, delayed draw term loans and receivables purchase facilities. Unlike corporate loans, which are often secured, sovereign loans are typically unsecured.

The Fund limits the amount of total assets that it will invest in any one issuer. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In Loan participations, a bank or other lending institution serves as financial intermediary between the Fund and the borrower; the participation may not shift to the Fund the direct debtor-creditor relationship with the borrower. In this case, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or intermediaries engaged in the same industry, even if the underlying borrowers represent different companies and industries.

Negotiation and administration of Loans.  Each type of Loan in which the Fund may invest typically is structured by a group of lenders and other investors. This means that the lenders and other investors, which may include other Franklin Templeton funds and accounts, participate in the negotiations with the borrower and in the drafting of the terms of the Loan. The group of lenders and other investors often consists of commercial banks, thrift institutions, insurance companies, finance companies, other financial institutions, or in some cases other investors, including investment companies such as the Fund. Typically, the Fund will not act as the sole negotiator or sole investor for a Loan. One or more of the lenders usually administers the Loan on behalf of all the lenders and other investors; this lender is referred to as the Agent Bank.

Three ways to invest in Loans.  The Fund may invest in Loans in any of three ways. The Fund may: (i) make a direct investment by purchasing an assignment of part or all of a Loan; (ii) make an indirect investment by purchasing a participation interest in a Loan; or (iii) make a direct investment in a Loan by participating as one of the initial investors. Participation interests are interests sold by a lender or other holders of participation interests, which usually represent a fractional interest in a Loan. An assignment represents a direct interest in a Loan or portion of a Loan previously owned by a different investor. Unlike where the Fund purchases a participation interest, the Fund will generally become an investor for the purposes of the relevant Loan agreement by purchasing an assignment.

1. Assignments of Loans. If the Fund purchases an assignment of a Loan, the Fund will assume the position of the original investor. The Fund will have the right to receive payments directly from the borrower and to enforce its contractual rights directly against the borrower. The purchase may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the Loan rather than a discounted rate.

2. Participation interests in Loans. In contrast to the purchase of an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund considers an investment in Loans through the purchase of participation interests, its investment manager will take into account the creditworthiness of the Agent Bank and any lenders and participants interposed

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between the Fund and the borrower. These parties are referred to as intermediate participants. Additionally, the Fund will consider that there may be limitations on the Fund’s ability to vote on amendments to the borrower’s underlying Loan agreement.

3. Direct investments in Loans. When the Fund invests as an initial investor in a new Loan, the investment may be made at a discount to par. This means that the Fund receives a return at the full interest rate for the Loan, which incorporates the discount.

Because secondary purchases of Loans may be made at par, at a premium from par or at a discount from par, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct initial investment. While Loan participations generally trade at a discount, the Fund may buy participations trading at par or at a premium. At certain times when reduced opportunities for direct initial investment in Loans may exist, however, the Fund may be able to invest in Loans only through participation interests or assignments.

Loan participations.  Loan participations may enable the Fund to acquire an interest in a Loan from a borrower, which it could not do directly. Because the Fund establishes a direct contractual relationship with the lender or Participant, the Fund is subject to the credit risk of the lender or Participant in addition to the usual credit risk of the borrower and any Agent Bank. Under normal market conditions, Loan participations that sell at a significant discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the Loan. To the extent the credit problems are resolved, Loan participations may appreciate in value.

In the event the borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an intermediate participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. Also, in the event of the insolvency of the lender or intermediate participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender’s interest in the Loan, or in the collateral securing the Loan, if any. Consequently, the Fund might not benefit directly from the collateral, if any, supporting the underlying Loan. If the intermediate participant becomes insolvent, payments of principal and/or interest may be held up or not paid by such Participant or such Participant may not have the resources to assert its and the Fund’s rights against the borrower. Similar risks may arise with respect to the Agent Bank.

Obligations to make future advances.  Certain revolving credit facility Loans (revolvers) and some types of delayed draw Loans require that the lenders and other investors, including the Fund, and intermediate participants make future advances to the borrower at the demand of the borrower. Other continuing obligations may also exist pursuant to the terms of these types of Loans. If the Fund’s future obligations are not met for any reason, including the failure of an intermediate participant to fulfill its obligations, the Fund’s interests may be harmed.

Delayed draw term Loans.  Delayed draw term Loans have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are in essence term loans. Upon funding, when a Loan is drawn upon, the Loan becomes permanently funded, repaid principal amounts may not be reborrowed and interest accrues on the amount outstanding. The borrower pays a fee during the commitment period. Because these Loans involve forward obligations, they are subject to the Fund’s asset segregation policies.

Prefunded L/C term Loan.  A prefunded L/C term Loan (Pre L/C Loan) is sometimes referred to as a funded letter of credit facility. For these loans, the Agent Bank (or another bank) issues letters of credit (each letter, an L/C) to guarantee the repayment of the borrowings by the borrower, as the ultimate debtor under these Loans. Each lender or other investor, such as the Fund, transfers to the Agent Bank the amount of money the lender or other investor, has committed under the Pre L/C Loan agreement. The Agent Bank holds the monies solely to satisfy the lenders’ or other investors’ obligations under the Loan agreement.

Whenever the borrower needs funds, it draws against the Pre L/C Loan. Consequently, the lenders or other investors do not have to advance any additional monies at the time the borrower draws against the Pre L/C Loan. To the extent that the borrower does not draw down these monies as borrowings during the term of the Pre L/C Loan, the Agent Bank invests these monies as deposits that pay interest, usually approximating a benchmark rate, such as LIBOR. This interest is paid to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders or other investors interest at a rate equivalent to the fully drawn spread plus a benchmark rate, usually LIBOR. The borrower pays this interest during the term of the Loan whether or not the borrower borrows monies from the amounts held and invested by the Agent Bank. The principal and any unpaid accrued interest will be returned to the lenders and other investors upon termination of the Pre L/C Loan (and upon satisfaction of all obligations).

The risks of investing in Loans include all the general risks of investing in debt securities. For example, investments in Loans are exposed to the credit risk of the borrowing entity and any intermediate participants, the valuation risk of pricing Loans and collateral, if any, and the illiquidity risk associated with holding unregistered, non-exchange traded securities.

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There are also additional risks associated with an investment in Loans, including those described below.

Additional credit risks.  Loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed entities or those in bankruptcy (including debtor-in-possession transactions). This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Insufficient collateral for corporate loans.  The terms of most senior secured corporate loans and corporate debt securities in which the Fund invests generally provide that the collateral provided by the corporate borrower have a fair market value at least equal to 100% of the amount of such corporate loan at the time of the loan. The investment manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. The collateral may consist of various types of assets or interests including working capital assets, such as accounts receivable or inventory, tangible fixed assets, such as real property, buildings and equipment, tangible or intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners or other parties may provide additional security.

The Fund may encounter difficulty valuing the collateral, especially less tangible assets. The value of the collateral may decline following investment by the Fund in the corporate loan. Also, collateral may be difficult to sell or liquidate and insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could order currently existing or future indebtedness of the corporate borrower to be paid ahead of the corporate loans. This order could make repayment of the corporate loans in part or in full less likely. The court could take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower.

Potential lack of investor protections under federal and state securities laws.  If a corporate loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against a member of the lending syndicate as an underwriter, or the borrower as an issuer.

Lack of publicly available information and ratings.  Many Loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Loans will generally be less than that available for registered or exchange listed securities. If a loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws. In evaluating the creditworthiness of borrowers, the investment manager may consider, and may rely in part, on analyses performed by others. Loans held by the Fund directly or as a participation interest or assignment of the Loan may be assigned ratings below investment grade by a rating agency, or be unrated but judged by the investment manager to be of comparable quality.

Non-public information and limitations on its use.  From time to time, the investment manager, on behalf of the Fund, may elect to receive material non-public information (MNPI) about an individual loan that is not available to other lenders of such loan who may be unwilling to enter into a non-disclosure agreement (NDA) with the borrower or company and restrict themselves from trading in the loan for a specified period of time. If the investment manager, on behalf of the Fund, elects to become restricted on any individual loan as a result of agreeing to receive MNPI about the loan and signing an NDA, the Fund might be unable to enter into a transaction in a security of that borrower, when it would otherwise be advantageous to do so.

Liquidity of Loans.  The investment manager generally considers Loans, Loan participations and assignments of Loans to be liquid. To the extent such investments are deemed to be liquid by the investment manager, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for such interests. The investment manager monitors each type of Loan and/or Loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

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No active trading market may exist for some Loans and some Loans may be subject to restrictions on resale. A secondary market in Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize full value on sale of a Loan. In addition, the Fund may not be able to readily sell its Loans at prices that approximate those at which the Fund could sell such Loans if they were more widely traded. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Risks based on Agent Banks and/or Intermediate Participants.  The Agent Bank typically administers the Loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the borrower. The Agent Bank then distributes these payments to all lenders and other investors that are parties to the Loan or own participation interests therein. The Fund will not act as an Agent Bank under normal circumstances. The Fund generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the Agent Bank to take appropriate actions against a borrower that is not making payments as scheduled. Typically, the Agent Bank is given broad discretion in enforcing the terms of the Loan, and is required to use only the same care it would use in the management of its own property. The borrower compensates the Agent Bank for these services and this could create an incentive for the Agent Bank to exercise its discretion to the advantage of the borrower to a greater extent than might otherwise be the case. Such compensation may include special fees paid at the start of Loans and fees paid on a continuing basis for ongoing services.

In the event that a borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant. Asserting the Fund's legal rights against the Agent Bank or Intermediate Participant could be expensive and result in the delay or loss to the Fund of principal and/or interest payments.

There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the Loan should remain available to holders of Loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the Fund are subject to the claims of the Agent Bank’s general or secured creditors, if any. The Fund might incur costs and delays in realizing payment on a Loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

Covenants.  The borrower or issuer under a Loan or debt security generally must comply with various restrictive covenants contained in any Loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the Loan or debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Loan agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration. This means that the Agent Bank has the right to demand immediate repayment in full of the outstanding Loan. Acceleration may also occur in the case of the breach of a covenant in a debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

Covenants and covenant lite Loans and debt securities.  Some covenant lite Loans may be in the market from time to time which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite Loan typically contains fewer clauses which allow an investor to monitor the performance of a company. Covenant lite Loans also generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite Loans.

Bridge financings.  The Fund may also acquire interests in Loans which are designed to provide temporary or “bridge” financing (Bridge Loans) to a borrower pending the sale of identified assets; the arrangement of longer-term Loans; or the issuance and sale of debt obligations. The Fund may also make a commitment to participate in a Bridge Loan facility. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be unsecured or under-secured. Bridge Loans are subject to the same general risks discussed above inherent to any loan investment. Due to their subordinated nature and possible unsecured or under-

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secured status, Bridge Loans may involve a higher degree of overall risk than more senior loans of the same borrower. Bridge Loans also generally carry the expectation that the borrower will be able to sell the assets, obtain permanent financing or sell other debt obligations in the near future. Any delay in these occurrences subjects the Bridge Loan investor to increased credit risk and may impair the borrower’s perceived creditworthiness. In addition, Bridge Loans may result in or lead to longer-term or permanent indebtedness.

Credit-linked notes (CLNs) CLNs are typically set-up as a "pass-through" note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

Credit-linked securities Credit-linked securities, which may be considered to be a type of structured investment, are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go in to default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the securities to be interested in bidding for them. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the

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investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks.

Debt securities - general description In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer's principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest:

Bonds. A bond is a debt security in which investors lend money to an entity that borrows for a defined period of time, usually a period of more than five years, at a specified interest rate.

Commercial paper. Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.

Debentures. A debenture is an unsecured debt security backed only by the creditworthiness of the borrower, not by collateral.

Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.

Notes. A note is a debt security usually with a maturity of up to ten years.

For purposes of the discussion in this SAI of the risks of investing in debt securities generally, loans or other short-term instruments, which otherwise may not technically be considered securities, are included.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. The Fund's investment manager attempts to reduce credit and market risk through diversification of the Fund's portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Defaulted debt securities If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund may incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities is generally considered speculative and may expose the Fund to similar risks as an investment in high-yield debt.

Certain Funds may buy defaulted debt securities. To the extent that a Fund is not permitted to buy defaulted debt securities, the Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security.

Depositary receipts Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

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EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivative instruments Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a "reference instrument") and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used for “hedging,” which means that they may be used when the investment manager seeks to protect the Fund's investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund's portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the investment manager's ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires investment companies to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. The obligation to cover or segregate such assets is described more fully under "Borrowing" in this SAI.

Exclusion of investment manager from commodity pool operator definition. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has

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neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the investment manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the investment manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific non-U.S. currency in exchange for another non-U.S. currency and may be used when the price of one of those non-U.S. currencies is expected to experience a substantial movement against the other non-U.S. currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security. In addition, when the Fund’s investment manager believes that a specific foreign currency may experience a substantial movement against another foreign currency, the Fund may enter into a cross currency forward contract to buy or sell, as appropriate, an amount of the foreign currency either: (a) approximating the value of some or all of its portfolio securities denominated in such currency (this investment practice generally is referred to as “cross-hedging”); (b) designed to derive a level of additional income or return that the Fund’s investment manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Fund may also engage in “proxy hedging.” Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to perform similarly to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar and therefore another currency is used as a “proxy” for such currency.

At the maturity of a currency or cross currency forward, the Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a CPO.

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Risks of currency forward contracts. The successful use of these transactions will usually depend on the investment manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. For more information about swap agreements generally, see “Swaps” below. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (FCM), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the

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excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the investment manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single

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trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see "Options" below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions

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with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the investment manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter (OTC) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

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The Fund understands that the staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities and that the assets segregated to cover the Fund's obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Fund will treat such OTC options on securities and “covering” assets as illiquid and subject to the Fund’s limitation on illiquid securities.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund's obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

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Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps. The "buyer" of protection in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a payment by the "seller" that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt

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instrument or as part of an index of debt instruments). The contingent payment by the seller generally is either the par amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

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Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Fund’s investment manager, under the supervision of the board of trustees, is responsible for determining and monitoring the liquidity of the Fund's swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds' identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases

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in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Foreign securities For purposes of the Fund's prospectus and SAI, "foreign securities" refers to non-U.S. securities. There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income (including capital gains or other amounts), taxation on a retroactive basis, sudden or unanticipated changes in foreign tax laws, financial transaction taxes, denial or delay of the realization of tax treaty benefits, payment of foreign taxes not available for credit or deduction when passed through to shareholders, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments, including sanctions imposed by other countries or governmental entities, that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries' legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater

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potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

On January 31, 2020, the United Kingdom (UK) left the European Union (EU). There is considerable uncertainty about the consequences of that departure, including uncertainty about the economic effects and results of trade negotiations between the UK and the EU. The negative impact of the UK's departure on, not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

Developing markets or emerging markets. Investments in issuers domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that when favorable economic developments occur in some developing market countries, such developments may be slowed or reversed by unanticipated economic, political or social events in such countries.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Countermeasures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market

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practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (counterparty) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. For example, the Public Company Accounting Oversight Board (PCAOB) has warned that positions taken by Chinese authorities impair the PCAOB's ability to conduct inspections and investigations of the audits of public companies with China-based operations. The PCAOB's impaired ability to oversee PCAOB-registered audit firms in China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact the Fund's investments in such companies. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

There may be significant obstacles to obtaining information necessary for investigations into potential legal claims or litigation against emerging market issuers and investors such as the Fund may experience difficulty in enforcing legal claims related to investments in the securities of such issuers. The SEC and other U.S. regulatory authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company directors and officers, in certain emerging markets, including China. Accordingly, investor protection and legal recourse may be limited with respect to the Fund's investments in emerging markets.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Investing through the Bond Connect Program. Foreign investors may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the Fund to various risks,

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including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership.

Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when the Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. Cross-border trading required by Bond Connect is dependent on new technological systems that may not function properly, thereby disrupting trading and access to relevant markets.

Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”), which is currently restricted and not freely convertible. It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.

The Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund.

Foreign corporate debt securities.   Foreign corporate debt securities, including Samurai bonds, Yankee bonds, Eurobonds and Global Bonds, may be purchased to gain exposure to investment opportunities in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Japan by a non-Japanese company. Eurobonds are foreign bonds issued and traded in countries other than the country and currency in which the bond was denominated. Eurobonds generally trade on a number of exchanges and are issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a single payment for the entire principal at maturity with semiannual interest payments. Yankee bonds are bonds denominated in U.S. dollars issued by foreign banks and corporations, and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the investment manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets

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its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment goals and general investment policies as stated in the Fund’s prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.

Foreign governmental and supranational debt securities. Investments in debt securities of governmental or supranational issuers are subject to all the risks associated with investments in U.S. and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws, economic development, and humanitarian, political or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

High-yield debt securities High-yield or lower-rated debt securities (also referred to as "junk bonds") are securities that have been rated below the top four rating categories (e.g., BB or Ba and lower) by one or more independent rating organizations such as Moody's or S&P and are considered below investment grade. These securities generally have greater risk with respect to the payment of interest and repayment of principal, or may be in default and are often considered to be speculative and involve greater risk of loss because they are generally unsecured and are often subordinated to other debt of the issuer.

Adverse publicity, investor perceptions, whether or not based on fundamental analysis, or real or perceived adverse economic and competitive industry conditions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities. The Fund relies on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the investment manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. There can be no assurance the investment manager will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

The prices of lower-rated debt securities may be less sensitive to interest rate changes than higher-rated debt securities, but more sensitive to economic downturns or individual adverse corporate developments. Market

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anticipation of an economic downturn or of rising interest rates, for example, could cause a decline in lower-rated debt securities prices. This is because an economic downturn could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Similarly, the impact of individual adverse corporate developments, or public perceptions thereof, will be greater for lower-rated securities because the issuers of such securities are more likely to enter bankruptcy. If the issuer of lower-rated debt securities defaults, the Fund may incur substantial expenses to seek recovery of all or a portion of its investments or to exercise other rights as a security holder. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Lower-rated debt securities frequently have call or buy-back features that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, the Fund will be exposed to prepayment risk.

The markets in which lower-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at desirable prices to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower-rated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-rated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices of actual sales, which may limit the Fund's ability to rely on such quotations.

Some lower-rated debt securities are sold without registration under federal securities laws and, therefore, carry restrictions on resale. While many of such lower-rated debt securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (1933 Act), which entails special responsibilities and liabilities. The Fund also may incur extra costs when selling restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High-yield, fixed-income securities acquired during an initial underwriting involve special credit risks because they are new issues. The investment manager will carefully review the issuer's credit and other characteristics.

The credit risk factors described above also apply to high-yield zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest periodically until maturity, zero coupon bonds and similar securities will not make any interest or principal payments until the cash payment date or maturity of the security. If the issuer defaults, the Fund may not obtain any return on its investment.

Illiquid securities Generally, an “illiquid security” or “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act. If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security

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including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

If illiquid investments exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid investments to or below 15% of its net assets within a reasonable period of time, and will notify the Trust’s board of trustees and make the required filings with the SEC in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of a Fund to decline.

Interfund lending program Pursuant to an exemptive order granted by the SEC (Lending Order), the Fund has the ability to lend money to, and borrow money from, other Franklin Templeton funds for temporary purposes (Interfund Lending Program) pursuant to a master interfund lending agreement (Interfund Loan). Lending and borrowing through the Interfund Lending Program provides the borrowing fund with a lower interest rate than it would have paid if it borrowed money from a bank, and provides the lending fund with an alternative short-term investment with a higher rate of return than other available short-term investments. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. The Fund may only participate in the Interfund Lending Program to the extent permitted by its investment goal(s), policies and restrictions and only subject to meeting the conditions of the Lending Order.

The limitations of the Interfund Lending Program are described below and these and the other conditions of the Lending Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending and borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one business day’s notice, in which case the borrowing fund may have to utilize a line of credit, which would likely involve higher rates, seek an Interfund Loan from another fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending fund or force the lending fund to borrow or liquidate securities to meet its liquidity needs.

Under the Interfund Lending Program, the Fund may borrow on an unsecured basis through the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an Interfund Loan exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after such borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default by the Fund occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call would be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

In addition, no fund may lend to another fund through the Interfund Lending Program if the loan would cause the

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lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to obtain cash sufficient to repay such Interfund Loan, either through the sale of portfolio securities or the net sales of the fund’s shares, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

Investment company securities The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Repurchase agreements Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The counterparty must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Reverse repurchase agreements Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price, date and interest payment. Reverse repurchase agreements may be considered a borrowing under the federal securities laws, and therefore the Fund must have at least 300% asset coverage (total assets less liabilities, excluding the reverse repurchase agreement). Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 100% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. These transactions may increase the volatility of the Fund’s income or net asset value. The Fund bears the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund’s obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of the Fund. Although reverse repurchase agreements are borrowings under the 1940 Act, the Fund does not treat these arrangements as borrowings under its investment restrictions, provided they are segregated on the books of the Fund or its custodian.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Fund generally enters into reverse repurchase agreements with domestic or foreign banks or securities dealers. The investment manager will

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evaluate the creditworthiness of these entities prior to engaging in such transactions.

Securities lending To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as "borrowers"). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund's custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower's default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund's total assets or such lower limit as set by the Fund or its board.

Temporary investments When the investment manager believes market or economic conditions are unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests. Temporary defensive investments can and do experience defaults. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein. The investment manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

Trade claims Trade claims are direct obligations or claims against companies that are in bankruptcy or other financial difficulty that are purchased from the creditors of such companies. For buyers, such as the Fund, trade claims offer the potential for profits because they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full face value of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

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An investment in trade claims is speculative and carries a high degree of risk. Trade claims are not backed by collateral or other forms of credit support. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. There is usually a substantial delay between purchasing a trade claim and receiving any return. Trade claims are not regulated by federal securities laws or the SEC, so the Fund's investment will not receive the same investor protections as with regulated securities. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Unrated debt securities Not all debt securities or their issuers are rated by rating agencies, sometimes due to the size of or manner of the securities offering, the decision by one or more rating agencies not to rate certain securities or issuers as a matter of policy, or the unwillingness or inability of the issuer to provide the prerequisite information and fees to the rating agencies. Some debt securities markets may have a disproportionately large number of unrated issuers.

In evaluating unrated securities, the investment manager may consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although unrated debt securities may be considered to be of investment grade quality, issuers typically pay a higher interest rate on unrated than on investment grade rated debt securities. Less information is typically available to the market on unrated securities and obligors, which may increase the potential for credit and valuation risk.

When-issued, delayed delivery and to-be-announced transactions When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which the parties agree on the sale of securities with payment for and delivery of the security scheduled for a future time. The securities may have been authorized but not yet issued, or, in the TBA market for U.S. Government agency mortgage-backed securities, the parties agree on a price, volume, and basic characteristics of securities to be delivered on the settlement date, rather than particular securities. In addition to buying securities on a when-issued, delayed delivery or TBA basis, the Fund may also sell these securities on a TBA basis to close out an existing TBA position before the settlement date, to take advantage of an expected decline in value of the securities, or for hedging purposes.

Entering into a when-issued, delayed delivery or TBA transaction may be viewed as a form of leverage and will result in associated risks for the Fund. To mitigate these risks, when the Fund enters into this type of transaction, it will segregate liquid assets as set forth in "Segregation of assets" under "Borrowing." However, the Fund does not consider the purchase and/or sale of securities on a when-issued, delayed delivery or TBA basis to be a borrowing for purposes of the Fund’s fundamental restrictions or other limitations on borrowing.

Many when-issued, delayed-delivery or TBA transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments or fulfilling other obligations to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. With respect to forward settling TBA transactions involving U.S. Government agency mortgage backed securities, the counterparty risk may be mitigated by the exchange of variation margin on a regular basis between counterparties as the market value of the deliverable security fluctuates.

The Fund also relies on the counterparty to complete the transaction. The counterparty’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases or sales of debt securities on a when-issued or delayed delivery basis are also subject to the risk that the market value or the yield at delivery may be more or less than the market price or yield available when the transaction was entered into, or that the Fund is unable to purchase securities for delivery at the settlement date with the characteristics agreed upon at the time of the transaction.

Zero coupon, deferred interest and pay-in-kind bonds Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (cash payment date). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

Pay-in-kind bonds are debt securities that provide for interest payments to be made in a form other than cash, generally at the option of the issuer. Common forms include payment of additional bonds of the same issuer or an increase in principal

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underlying the pay-in-kind bonds. To the extent that no cash income will be paid for an extended period of time, pay-in-kind bonds resemble zero coupon or deferred interest bonds and are subject to similar influences and risks.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Wholly owned subsidiary  The Fund invests in certain securities, warrants, commodities or limited partnership interests through its investment in Alternative Strategies (FT) Ltd., a Cayman Islands limited liability company and a wholly owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in commodities and securities, consistent with the investment objective of the Fund. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the investment manager. The Fund’s board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, the investment manager, in managing the Subsidiary’s portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary will not be registered under the Investment Company Act of 1940 and therefore will not be subject to all of the investor protections of the Investment Company Act of 1940. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could negatively affect the Fund and its shareholders. For example, the Government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The following is a description of the general risks associated with the Fund's investing in debt securities:

Credit Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody's or S&P to help describe the creditworthiness of the issuer.

Debt securities ratings The investment manager performs its own independent investment analysis of securities being considered for the Fund's portfolio, which includes consideration of, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends,

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its operating history, the quality of the issuer's management and regulatory matters. The investment manager also considers the ratings assigned by various investment services and independent rating agencies, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under “Description of Ratings.”

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension The market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income Income risk is the risk that the Fund's income will decline during periods of falling interest rates, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon a sale of a debt security. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature, are prepaid or are sold, the Fund may have to re-invest the proceeds in debt securities that have lower interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

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Prepayment Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

The following is a description of other risks associated with the Fund's investments:

Inside information The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Liquidity Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer's securities were more widely held. The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by the Fund for securities may be based on institutional “round lot” sizes, but the Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect the Fund’s ability to accurately value its investments.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

Management The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based on its own analysis and information as well as on external sources of information, such as information that the investment manager obtains from other sources including through conferences and discussions with third parties, and data that issuers of securities provide to the investment manager or file with government agencies. The investment manager may also use information concerning institutional positions and buying activity in a security.

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The investment manager is not in a position to confirm the completeness, genuineness or accuracy of any of such information that is provided or filed by an issuer, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled “Portfolio Turnover” and “Financial Highlights” of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Factors wholly outside the control of the investment manager that may increase portfolio turnover include increased merger and acquisition activity, increased refinancing of outstanding debt by an issuer, or increased rates of bankruptcy or default, that may create involuntary transactions for funds that hold affected securities.

The rate of bond calls by issuers of fixed-income debt securities may increase as interest rates decline. This causes "sales" of called bonds by the Fund and the subsequent purchase of replacement investments.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may also be made whenever a security is considered to be no longer the most appropriate investment for the Fund, or another security appears to have a relatively better opportunity.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that, in the reasonable judgement of the Fund’s Chief Compliance Officer, does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading to the detriment of the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance

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attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, subject to the limited exceptions noted below, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar month. Other portfolio holdings information, such as top 10 holdings, commentaries and other materials that may reference specific holdings information of the Fund as of the most recent month end may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed at ftinstitutional.com

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity or other market considerations, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy (to the extent not otherwise permitted pursuant to an exclusion) will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers; service providers to the Fund; municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets; certain entities, in response to any regulatory requirements, approved by the investment manager’s Chief Compliance Officer in limited circumstances; and transition managers hired by Fund shareholders. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

• Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, S&P Global Ratings, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.

• Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Sub-Administrator: JPMorgan Chase Bank; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Vedder Price P.C.; Proxy Voting Services: Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: Donnelley Financial Solutions, Inc. or GCOM Solutions, Inc.

Eligible third parties that do not otherwise have a duty of confidentiality or have not acknowledged such a duty are required to (a) execute a non-disclosure agreement that includes the following provisions or (b) otherwise acknowledge and represent adherence to substantially similar provisions. Non-disclosure agreements include the following provisions:

• The recipient agrees to keep confidential until such information either is released to the public or the release is otherwise approved by the Head of Global Compliance.

• The recipient agrees not to trade on the non-public information received.

• The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

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In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

A fund other than a U.S. registered Franklin Templeton fund, such as an offshore fund or an unregistered private fund, with holdings that are not substantially similar to the holdings of a U.S. registered Franklin Templeton fund, is not subject to the restrictions imposed by the policy.

Several investment managers within Franklin Templeton (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. Certain of these offshore funds may from time to time invest in securities substantially similar to those of the Fund. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees that it is subject to a duty of confidentiality; (2) agrees that it will not (a) purchase or sell any portfolio securities based on any information received; (b) trade against any U.S. registered Franklin Templeton fund, including the Fund; (c) knowingly engage in any trading practices that are adverse to any such fund or its shareholders; and (d) trade in shares of any such fund; and (3) agrees to limit the dissemination of such information so received within its organization other than to the extent necessary to fulfill its obligations with respect to portfolio analytics for its discretionary clients.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds (“Canadian funds”). In certain circumstances, such unregistered private funds and Canadian funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client or unitholder of the unregistered private fund or Canadian fund may be permissible. In circumstances where an unregistered private fund or Canadian fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds and Canadian funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor therein is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees that it is subject to a duty of confidentiality; (2) agrees to not disseminate such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in such fund), and (3) agrees not to trade on the non-public information received or trade in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of such fund, in the case of a Canadian fund.

U.S. registered open-end funds and offshore funds with shares listed on a national securities exchange and that are operating as Exchange Traded Funds and U.S. registered open-end funds and offshore funds substantially all of whose assets are invested in registered open-end funds and/or Exchange Traded Funds are excepted from the policy’s restrictions.

Certain F-T Managers provide model portfolios composed of portfolio holdings information to the sponsors of programs offering separately managed accounts, unified model accounts or similar accounts (“Program Sponsors”). If such model portfolios are substantially similar to those of a U.S. registered fund, such model portfolios may be provided to Program Sponsors so long as the recipient Program Sponsors has executed a non-disclosure agreement or other agreement containing or incorporating confidentiality provisions that restrict the use and dissemination of confidential portfolio holdings information received by the Program Sponsor as described in the following sentence, or other provisions that impose similar restrictions on such use and dissemination. Such agreement provides that the Program Sponsor agrees that: (1) it is subject to a duty of confidentiality; (2) it will use confidential model portfolio information only to the extent necessary to perform its obligations under the agreement; and (3) it will not disclose confidential model portfolio information except to personnel or parties who have a need to know such confidential information in connection with, or in order to fulfill the purposes contemplated by, the agreement. In addition, for such model portfolios, other limitations on the release of such information are in place that are designed to ensure that the release would not likely negatively affect the Fund’s execution of corresponding trades, such as an evaluation of the liquidity of the strategy of the applicable model portfolio.

Some F-T Managers serve as sub-advisors to other mutual funds not within the Franklin Templeton fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the

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portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns, retires and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of  the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2000	123	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	104	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation (2018-present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	124

Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/ Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2000 and Lead Independent Trustee since 2019	124

Hess Corporation (exploration of oil and gas) (1993-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA (holding company) (2019-present); and formerly, Canadian National Railway (railroad) (2001-April 2021), White Mountains Insurance Group, Ltd. (holding company) (2004-May 2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	124	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	124

Graham Holdings Company (education and media organization) (2011-May 2021); The Southern Company (energy company) (2014-2020; previously 2010-2012) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Valerie M. Williams (1956) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since May 2021	104

Omnicom Group, Inc. (advertising and marketing communications services) (2016-present), DTE Energy Co. (gas and electric utility) (2018-present), Devon Energy Corporation (exploration and production of oil and gas) (January 2021-present); and formerly, WPX Energy, Inc. (exploration and production of oil and gas) (2018-January 2021).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Regional Assurance Managing Partner, Ernst & Young LLP (public accounting) (2005-2016) and various roles of increasing responsibility at Ernst & Young (1981-2005).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years

Gregory E. Johnson[2] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	135	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015) Franklin Resources, Inc.

Rupert H. Johnson, Jr.[3] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	124	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President and Director, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Jeffrey W. White (1971) One Franklin Parkway San Mateo, CA 94403-1906	Interim Chief Financial Officer, Chief Accounting Officer and Treasurer	Since October 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Fund Administration & Reporting; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Manager, Fund Administration & Reporting (2009-2017).

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 24 investment companies in the Franklin Templeton complex for which each independent board member currently is paid a $304,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent board member is paid an annual supplemental retainer of $40,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds are paid a $10,000 annual retainer fee, together with a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Trust. Terrence J. Checki, who serves as chairman of the Audit Committee of the Trust and such other funds receives a fee of $50,000 per year in lieu of the Audit Committee member retainer fee, a portion of which is allocated to the Trust. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton.

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Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton ($)[2]	Number of Boards in Franklin Templeton on which Each Serves[3]
Harris J. Ashton	6,971	640,000	35
Terrence J. Checki	7,740	440,000	24
Mary C. Choksi	7,352	680,000	36
Edith E. Holiday	7,740	770,000	36
J. Michael Luttig	7,352	708,000	36
Larry D. Thompson	7,352	680,000	36
Valerie M. Williams[4]	1,481	N/A	24

1.	For the fiscal year ended July 31, 2021.
2.	For the calendar year ended December 31, 2020.
3.

We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton. This number does not include the total number of series or portfolio within each investment company for which the board members are responsible.

4.	Appointed as Trustee of the Trust effective as of May 10, 2021.
Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2020.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Terrence J. Checki	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Larry D. Thompson	None	Over $100,000
Valerie M. Williams[1]	N/A	N/A

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000

1. Appointed as Trustee of the Trust effective May 10, 2021.

Board committees The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Valerie M. Williams. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Valerie M. Williams.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review

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recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended July 31, 2021, the Audit Committee met three times; the Nominating Committee met once.

Board role in risk oversight The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation, liquidity and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to liquidity risk, the board receives liquidity risk management reports under the Fund’s Liquidity Risk Management (LRM) Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

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The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure Seventy-five percent of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, Harris J. Ashton has served as a chief executive officer of a NYSE-listed public corporation; Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. government; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge and eleven years of experience as Executive Vice President and General Counsel of a major public company; Valerie M. Williams has over 35 years of audit and public accounting experience serving numerous global and multi-location companies in various industries; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton.

Fair Valuation

The Fund’s board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund. The Fund’s administrator has formed a Valuation Committee (VC) to oversee these obligations. The VC oversees and administers the policies and procedures governing fair valuation determination of securities. The VC meets monthly to review and approve fair value reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff, or another group within Franklin Templeton, conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Templeton Investment Management Limited, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager. The Policies are included in Appendix A. Shareholders may view the complete Policies online at franklintempleton.com. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided The Fund's investment manager is Franklin Templeton Investment Management Limited (FTIML). The investment manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

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The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager makes decisions for the Fund in accordance with its obligations as investment adviser to the Fund. From time to time, certain affiliates may request that the investment manager focus the Fund’s investments on certain securities, strategies or markets or shift the Fund’s strategy slightly to enhance its attractiveness to specific investors, which may create a conflict of interest. The investment manager may, but is not required to, focus or shift the Fund’s investments in the manner requested provided that the investment manager believes that such investments are consistent with the Fund’s stated investment goals and strategies and are in the best interests of the Fund and its shareholders. In addition, the investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees Effective May 1, 2020, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to May 1, 2020, the Fund paid the investment manager a fee equal to an annual rate based on the Fund’s average daily net assets, as listed below:

• 1.00% of the value of average daily net assets up to and including $500 million;

• 0.90% of the value of average daily net assets over $500 million up to and including $1 billion; and

• 0.85% of the value of average daily net assets over $1 billion.

Effective May 1, 2020, the Fund pays the investment manager a fee equal to an annual rate based on the Fund’s average daily net assets, as listed below:

• 0.85% of the value of average daily net assets up to and including $500 million;

• 0.80% of the value of average daily net assets over $500 million up to and including $1 billion; and

• 0.75% of the value of average daily net assets over $1 billion.

The fee is calculated daily and paid monthly according to the terms of the management agreement.

For the last three fiscal years ended July 31, the Fund paid the following management fees:

	Management Fees Earned ($)	Management Fees Waived / Expenses Reimbursed ($)	Management Fee Paid (After Waivers / Expenses Reimbursed) ($)
2021	948,461	271,847	676,614
2020	3,134,031	422,230	2,711,801
2019	4,353,519	482,043	3,871,476

Portfolio managers This section reflects information about the portfolio managers as of July 31, 2021.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million) [1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Nicholas Hardingham	0	N/A	16	2,047.7	14[3]	9,607.1
Stephanie Ouwendijk	0	N/A	15	2,023.3	13[3]	9,532.6

1. These figures represent registered investment companies other than the Fund.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. Mr. Hardingham and Ms. Ouwendijk manages three other accounts with $3,155.9 million in assets with a performance fee.

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Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

• Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each

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fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Nicholas Hardingham	$500,000 - $600,000
Stephanie Ouwendijk	$300,000 - $400,000

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered Fund; however, they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Administrator and services provided Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees The investment manager pays FT Services a monthly fee equal to an annual rate of:

• 0.150% of the Fund's average daily net assets up to and including $200 million;

• 0.135% of average daily net assets over $200 million, up to and including $700 million;

• 0.100% of average daily net assets over $700 million, up to and including $1.2 billion; and

• 0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended July 31, the investment manager paid FT Services the following administration fees:

Administration Fees Paid (After Waivers / Expenses Reimbursed) ($)
2021	167,451
2020	459,191
2019	618,016

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these

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financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Sub-administrator JPMorgan Chase Bank, N.A. (JPMorgan) has an agreement with FT Services to provide certain sub-administrative services for the Fund. The administrative services JPMorgan provides include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

Securities lending agent The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, The Bank of New York Mellon serves as the Fund’s securities lending agent ("Securities Lending Agent").

For the fiscal year ended July 31, 2021, the Fund did not lend any of its securities.

Custodian The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, is the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Fund's Annual Report to shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Distributors, LLC. (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended July 31, the Fund paid the following brokerage commissions:

Brokerage Commissions ($)
2021	2020	2019
–	–	5,106

As of July 31, 2021, the Fund did not own securities issued by its regular broker-dealers.

Distributions and Taxes

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders, some of which may not be described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the prospectus are not intended as a substitute for careful tax planning.

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The following discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and applicable regulations in effect on the date of this SAI, including any amendments to the Code resulting from 2017 legislation commonly known as the Tax Cuts and Jobs Act ("TCJA"). Future legislative, regulatory or administrative changes, including any provisions of law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Distributions The Fund intends to declare and pay income dividends at least annually from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income.  The Fund receives income generally in the form of interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates.

Distributions of capital gains. The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are generally taxable at the reduced long-term capital gains tax rates. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. The taxable income thresholds are adjusted annually for inflation. An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital. If the Fund's distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains.  The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Investments in foreign securities The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when

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the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries. Under certain circumstances, the Fund may elect to pass-through certain eligible foreign income taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received. Certain foreign taxes imposed on the Fund’s investments, such as a foreign financial transaction tax, may not be creditable against U.S. income tax liability or eligible for pass through by the Fund to its shareholders.

Pass-through of foreign taxes.  The Fund may be subject to foreign withholding taxes on income or gains from its investments in certain foreign securities. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of the foreign taxes paid by the Fund. Both the Fund and you must meet certain holding period requirements in order for you to claim a credit for foreign taxes on foreign source dividends. The taxes will not be creditable unless the stock was held by the Fund for at least 16 days during the 31-day period beginning 15 days before the stock becomes ex-dividend (46-day holding period in respect of dividends on preferred stocks attributable to a period exceeding 366 days). Similarly, you must hold your Fund shares for at least 16 days during the 31-day period beginning 15 days before the Fund distribution goes ex-dividend. If the Fund elects to pass through foreign taxes, the Fund may report more taxable income to you than it actually distributes because the Fund is required to include the foreign taxes passed through to you as additional dividend income. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return. The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.

Effect of foreign debt investments on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Taxation of the Subsidiary  On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Fund will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodities and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type

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described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments in part because it will not earn significant amounts of U.S. source income, which is the basis for the U.S. withholding tax. The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below. Additionally, the Subsidiary has registered as a Reporting Cayman Islands Financial Institution under the U.S. Cayman Intergovernmental Agreement (IGA) dated November 29, 2013, and intends to comply with its reporting obligations under such IGA and any guidance issued by the Cayman Islands Tax Information Authority. As a result, it will not be subject to withholding under the “Foreign Account Tax Compliance Act.”

Information on the amount and tax character of distributions The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported to you, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute to you:

• as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or

• as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend" At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement. The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement. The Fund must derive at least 90% of its gross income from dividends,  interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options,

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futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

Asset diversification test. The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the applicable corporate tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years.

Excise tax distribution requirements

Required distributions. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

• 98% of its taxable ordinary income earned during the calendar year;

• 98.2% of its capital gain net income earned during the 12-month period ending October 31; and

• 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years. Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to

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treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax An additional 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax is reported by you on, and paid with, your federal income tax return.

Sales of Fund shares  Sales and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, you are required to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. The conversion of shares of one class into another class of the same fund is not a taxable exchange for federal income tax purposes. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales.  All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Reportable transactions.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting Beginning in calendar year 2012, the Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund

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shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012. Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and subsequently sold or exchanged on or after that date. Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods. Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Shares acquired before January 1, 2012. Cost basis reporting is not generally required for Fund shares that were acquired by purchase, gift, inheritance or other transfer prior to January 1, 2012 (referred to as “noncovered shares”), regardless of when they are sold or exchanged. As a service to shareholders, the Fund presently intends to continue to provide shareholders cost basis information for eligible accounts for shares acquired prior to January 1, 2012. Consistent with prior years, this information will not be reported to the IRS or any state taxing authority.

Shareholders that use the average cost method for shares acquired before January 1, 2012 must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election cannot be made by notifying the Fund.

Important limitations regarding cost basis information. The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting. For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at 24%, and state backup withholding may also apply, on a portion of your taxable distributions and sales proceeds unless you:

• provide your correct Social Security or taxpayer identification number,

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• certify that this number is correct,

• certify that you are not subject to backup withholding, and

• certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

U.S. government securities The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund  dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends and the corporate dividends-received deduction For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain tax rates. For single individuals with taxable income not in excess of $40,400 in 2021 ($80,800 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $445,850 or $501,600, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $445,850 and married individuals filing jointly with taxable income in excess of $501,600. An additional 3.8% Medicare tax may also be imposed as discussed above.

“Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend (or in the case of certain preferred stocks, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Each year the Fund will report to shareholders the portion of the income dividends paid by the Fund that are eligible for treatment as qualified dividend income, if any, and for the corporate dividends-received deduction, if any. The amounts reported to shareholders may vary significantly each year depending on the particular mix of the Fund’s investments. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of its income dividends will be qualifying dividend income or dividends eligible for the corporate dividends-received deduction. If the percentage of qualified dividend income or dividend income eligible for the corporate dividends-received deduction is quite small, the

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Fund reserves the right to not report the small percentage of qualified dividend income for individuals or income eligible for the corporate dividends-received deduction for corporations.

Investment in complex securities  The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders. Moreover, because the tax rules applicable to complex securities, including derivative financial instruments, are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

In general.  Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Derivatives.  The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. The tax treatment of certain forward and futures contracts entered into by the Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable, even though the Fund continues to hold the contracts. The Fund may be required to distribute this income and gains annually in order to avoid income or excise taxes on the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Constructive sales.  The Fund’s entry into certain derivative instruments, including options, forward contracts, and futures could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.

Securities lending transactions.  The Fund may obtain additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend or interest payments, are treated as a “fee” for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign taxes to shareholders.

Tax straddles.  If the Fund invests in certain derivative instruments, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Structured investments.  The Fund may invest in instruments that are designed to restructure the investment characteristics of a security or securities, such as certain structured notes, swap contracts, or swaptions. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Credit-linked securities.  The Fund may enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements. The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require the

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Fund to modify its treatment of these investments. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default.  The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is not anticipated that these rules will apply to a fund that does not invest in any U.S. REITs.

State income taxes Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code as amended by the TCJA, the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The tax information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not necessarily on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. If your account is held by your financial advisor or other broker, contact that firm with respect to any state information reporting requirements applicable to your investment in the Fund. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

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Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to an investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton provides additional tax information on franklintempleton.com (under the Tax Center) to assist shareholders with the preparation of their federal and state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general. The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gains realized on the sales of Fund shares, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains, and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income. Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax. An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on the value of the Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. A transfer certificate is not required for property administered by an executor or administrator appointed, qualified and acting within the United States. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), an affidavit from the executor of the estate or other authorized individual along with additional evidence requested by the IRS relating to the decedent’s estate evidencing the U.S. situs assets may be provided in lieu of a federal transfer certificate. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors. Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 24% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S.

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persons subject to U.S. tax on disposition of a U.S. real property interest (USRPI) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment company will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (USRPHC). If a regulated investment company is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or a lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Foreign Account Tax Compliance Act Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on income dividends paid by the Fund. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin Global Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on September 26, 2000, and is registered with the SEC.

The Fund currently offers only one class of shares. The Fund may offer additional classes of shares in the future. The full title of the Fund is:

• Franklin Emerging Market Debt Opportunities Fund

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

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Certain Franklin Templeton funds offer multiple share classes not offered by this Fund. Please note that solely for the purpose of selling or exchanging your shares, the Fund's shares are considered Advisor Class shares; for all other purposes, the Fund's shares do not have a class designation.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of November 1, 2021, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Percentage (%) (%) (%)

National Financial Services LLC*	38.89
Attn: Mutual Fund Department 4th Flr
499 Washington Boulevard
Jersey City, NJ 07310-1995

WFCS LLC*	27.18
2801 Market Street
St. Louis, MO 63103-2523

LPL Financial*	13.33
Attn: Mutual Fund Trading
4707 Executive Drive
San Diego, CA 92121-3091

* For the benefit of its customer(s).

To the best knowledge of the Fund, no other person holds beneficially or of record held more than 5% of the outstanding shares of any class.

As of November 1, 2021, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Fund. The board members may own shares in other funds in Franklin Templeton.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

The Fund and other U.S. registered investment companies within the Franklin Templeton fund complex are intended for sale to residents of the U.S., and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in U.S. territories or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

In particular, the Fund is not registered in any provincial or territorial jurisdiction in Canada, and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. Shares of the Fund may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not Canadian residents and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

Similarly, the Fund is not registered, and shares of the Fund have not been qualified for distribution, in any member country of the European Union (EU) or European Economic Area (EEA). The shares offered by this prospectus may not be directly or indirectly offered or distributed in any such country. If an investor becomes an EU or EEA resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund (other than reinvestment of dividends and capital gains) or exchange shares of the Fund for other U.S. registered Franklin Templeton funds.

All purchases of Fund shares will be credited to you, in full and fractional Fund shares (rounded to the nearest 1/100 of a share). All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

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If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators and large shareholders Particularly during times of overall market turmoil or price volatility, the Fund may experience adverse effects when certain large shareholders such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject purchases, in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus. The Fund also may delay payment of redemptions up to seven days to provide the investment manager with time to determine if the Fund can redeem the request in-kind or to consider other alternatives to lessen the harm to remaining shareholders. Under certain circumstances, however, the Fund may be unable to delay a purchase or redemption request, which could result in the automatic processing of a large transaction that is detrimental to the Fund and its shareholders.

Purchases of certain share classes through financial intermediaries (Advisor Class). There are no associated sales charges or Rule 12b-1 distribution and service fees for the purchase of Advisor Class shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Advisor Class shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Advisor Class shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Financial intermediary compensation. Financial intermediaries may at times receive the entire sales charge. A financial intermediary who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the financial intermediary compensation table in the Fund’s prospectus.

Distributors may pay the following commissions to financial intermediaries who initiate and are responsible for purchases of Class A shares in the following amounts:

Amount of Investment	For Funds with an initial sales charge of 5.50% (%)	For Funds with an initial sales charge of 3.75% (%)	For Funds with an initial sales charge of 2.25% (%)
Under $50,000	5.00	3.50	2.00
$50,000 but under $100,000	4.00	3.50	2.00
$100,000 but under $250,000	3.00	3.00	1.75
$250,000 but under $500,000	2.25	2.25	1.25
$500,000 but under $1 million	1.75	1.00	1.00
$1 million but under $4 million	1.00	1.00	1.00
$4 million but under $10 million	1.00	1.00	1.00
$10 million but under $50 million	0.50	0.50	0.50
$50 million or more	0.25	0.25	0.25

Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the financial intermediary or set off against other payments due to the financial intermediary if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the financial intermediary.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under “The Underwriter - Distribution and service (12b-1) fees,” Distributors and/or its non-fund affiliates may make the following additional payments to financial intermediaries that sell shares of Franklin Templeton mutual funds:

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Marketing support payments (applicable to all classes of shares except Class R6). Distributors may make payments to certain financial intermediaries in connection with their efforts to educate financial advisors and provide services which may facilitate, directly or indirectly, investment in Franklin Templeton mutual funds. A financial intermediary’s marketing support services may include business planning assistance, advertising, educating financial intermediary personnel about Franklin Templeton mutual funds and shareholder financial planning needs, placement on the financial intermediary’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the financial intermediary. Distributors compensates financial intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the financial intermediary. Such compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one financial intermediary, marketing support payments generally will not exceed 0.05% of the total assets of Franklin Templeton mutual funds attributable to that financial intermediary, on an annual basis. For a financial intermediary exceeding $50 billion in total assets of Franklin Templeton mutual funds, Distributors may agree to make annual marketing support payments up to a limit of 0.06% of such assets. In other limited circumstances, Distributors or an affiliate will have alternative arrangements with an intermediary that provides for payments in excess of the 0.05% limitation, which may include arrangements based on assets or sales of the funds, combined assets or sales of related funds, or other criteria. Any assets held on behalf of Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about Franklin Templeton mutual funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that, as of March 31, 2021, Distributors anticipates will receive marketing support payments. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors’ non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell mutual fund shares or provide services to Franklin Templeton mutual funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American Enterprise Investment Services, Inc., American United Life Insurance Company, Ascensus, Inc., Avantax Wealth Management, AXA Advisors, LLC, BBVA Securities, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets Inc., Charles Schwab & Co., Inc., Citizens Securities, Inc., Commonwealth Financial Network, CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Digital Retirement Solutions, E*TRADE Securities LLC, Edward D. Jones & Co., L.P. (dba Edward Jones), Empower Retirement, ePlan Services, Inc., Fidelity Investments Institutional Operations Company, Inc., First Allied Securities, Inc., First Command Financial Planning, Inc., FPS Services LLC, FSC Securities Corporation, Goldman, Sachs & Co., Group 3 Financial LLC, Hantz Financial Services, Inc., Investacorp, Inc., J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, KMS Financial Services, Inc., Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial LLC, M&T Securities, Inc., Massachusetts Mutual Life

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Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Minnesota Life Insurance Company, MML Investors Services, LLC, Morgan Stanley, MSCS Financial Services LLC, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., NEXT Financial Group, Inc., Northwestern Mutual Investment Services, LLC, Paychex Securities Corporation, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Prudential Insurance Company of America, Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Securities Service Network, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, Transamerica Retirement Solutions Corporation, Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Advisors, Inc., Voya Financial Advisors, Inc., Voya Institutional Plan Services LLP, Wells Fargo Advisors, LLC, Western International Securities, Inc., and Woodbury Financial Services, Inc.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

In addition to marketing support payments, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Distributors may from time to time at its expense make or allow other promotional incentives or additional payments to financial intermediaries that sell or arrange for the sale of shares of the Fund. These payments may include additional compensation to financial intermediaries, including financial intermediaries not listed above, related to transaction support, various financial intermediary-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton mutual funds, and data analytics and support.

Transaction support payments. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary. Other payments may include ancillary services such as set-up, ongoing support, and assistance with a financial intermediary’s mutual fund trading system.

Conference support payments. Compensation may include financial assistance to financial intermediaries that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton mutual funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton mutual funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by Distributors.

Data support payments. Compensation may include data support payments to certain holders or financial intermediaries of record for accounts in one or more of the Franklin Templeton mutual funds. A financial intermediary’s data support services may include the provision of analytical data on such accounts.

Other payments. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors’ guidelines and applicable law.

You should ask your financial intermediary for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Exchange privilege If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market

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instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company may not be available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Redemptions in kind  In the case of redemption requests, the Fund reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund, subject to the ability of the shareholder to legally acquire such securities or other assets of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner. In addition, in certain circumstances, the Fund may not be able to redeem securities in-kind or the investment manager may not have the ability to determine whether a particular redemption can be paid in-kind before the redemption request is paid.

Share certificates  We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

General information If the Fund receives notification of the shareholder’s death or if mail is returned to the Fund by the postal service, we will consider this a request by you to change your dividend option to reinvest all future distributions until we receive new instructions. If the item of mail returned is a check, the proceeds may be reinvested in additional shares at the current day’s net asset value.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable, we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer. Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before 1 p.m. Pacific time or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after 1 p.m. Pacific time. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur. “Good order” refers to a transaction request where the investor or financial intermediary (or other person authorized to make such requests) has provided complete information (e.g., fund and

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account information and the dollar amount of the transaction) to enable the processing of such request.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund or its transfer agent may be required (i) pursuant to a validly issued levy, garnishment or other form of legal process, to sell your shares and remit the proceeds to a levying officer or other recipient; or (ii) pursuant to a final order of forfeiture or other form of legal process, to sell your shares and remit the proceeds to the U.S. or state government as directed.

As long as we follow reasonable security procedures and act on instructions that we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests in any form (written, telephone, or online). We will investigate any unauthorized request that you report to us and we will ask you to cooperate with us in the investigation, which may require you to file a police report and complete a notarized affidavit regarding the unauthorized request. We will assist in the claims process, on your behalf, with other financial institutions regarding the unauthorized request.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

The Underwriter

Franklin Distributors, LLC (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's shares.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The following SEC formula is used to calculate these figures:

P(1+T)n = ERV

where:

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P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation).

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVD

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the

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redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation).

The following SEC formula is used to calculate these figures:

P(1+T)n = ATVDR

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current distribution rate Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.

Volatility Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified

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period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton/Legg Mason fund complex, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. On July 31, 2020, Franklin Templeton acquired Legg Mason, a global investment management firm with specialized expertise across asset classes and markets around the globe. Legg Mason’s affiliates include: BrandywineGLOBAL, Clarion Partners, ClearBridge Investments, Martin Currie, Royce Investment Partners and Western Asset. Together, Franklin Templeton has, as of October 31, 2021, over $1.56 trillion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton and Legg Mason together offer over 300 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

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S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

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NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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FRANKLIN TEMPLETON INVESTMENT MANAGEMENT LIMITED Proxy Voting Policies & Procedures An SEC Compliance Rule Policy and Procedures*	July 2021

APPENDIX A

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Templeton Investment Management Limited (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

vote recommendations. For portfolios managed by the Templeton Global Equity Group, this includes access to the ISS benchmark policy recommendations and custom sustainability recommendations the Investment Manager developed with ISS, which reflect

A-1

what the Investment Manager believes to be good corporate governance and behavior. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Manager’s evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service

Certain of the Investment Manager’s clients’ accounts are separate accounts or funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy. These accounts include certain client accounts managed by Franklin Templeton Investment Solutions (“FTIS”), a business unit of the Investment Manager that are managed systematically to either (i) track a specified securities index (including but not limited to exchange traded funds (“ETFs”)) or (ii) seek to achieve other stated investment objectives.

In the case of accounts managed to track an index, the primary criteria for determining whether a security should be included (or continue to be included) in an investment portfolio is whether such security is a representative component of the securities index that the account is seeking to track. For other systematically-managed accounts that do not track a specific index, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines ( the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s Compliance.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or

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indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of

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the non-affiliated fund, then the Investment Manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.

In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. Each issue is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market

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requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.

3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4. In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

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5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.

7. The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9. The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14. The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

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15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19. At least annually, the Proxy Group will verify that:

a. A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b. A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c. Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d. Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

These policies do not apply to the Romanian-based Fondul Proprietatea (“Fondul”). The proxy voting for all securities held by Fondul are handled locally in the Bucharest office and proxy voting decisions are made by the Bucharest analysts. The proxy voting process is subject to any applicable local Romanian regulations. The Proxy Group is only responsible for assisting Bucharest in record-keeping the votes for Fondul.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that

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the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

The ISS proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/voting-policies/.

The Glass Lewis proxy voting guidelines can be found at: https://www.glasslewis.com/voting-policies-current/.

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FRANKLIN GLOBAL TRUST

FILE NOS. 333-46996 and 811-10157

PART C

OTHER INFORMATION

Item 28. Exhibits.

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

(a)	Agreement and Declaration of Trust

	(i)	Amended and Restated Agreement and Declaration of Trust dated May 18, 2018 Filing: Post-Effective Amendment No. 44 to Registration Statement on Form N-1A File No. 333-46996 Filing Date: November 28, 2018

(b)	By-Laws

(i)

Second Amended and Restated By-Laws of Franklin Global Trust dated May 18, 2018

Filing: Post-Effective Amendment No. 44 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 28, 2018

(ii)

Certificate of Amendment of By-Laws of Franklin Global Trust dated January 17, 2019

Filing: Post-Effective Amendment No. 46 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2019

(c)	Instruments Defining Rights of Security Holders

	(i)	Amended and Restated Agreement and Declaration of Trust
		(a)	Article III, Shares
		(b)	Article V, Shareholders’ Voting Powers and Meetings
		(c)	Article VI, Net Asset Value, Distributions, Redemptions and Transfers
		(d)	Articles VIII, Certain Transactions – Section 4
		(e)	Articles X, Miscellaneous – Section 4

	(ii)	Amended and Restated By-Laws
		(a)	Article II, Meetings of Shareholders
		(b)	Article VI, Records and Reports – Section 1, 2 and 3
		(c)	Article VII, General Matters: - Sections 3,4, 6, 7
		(d)	Articles VIII, Amendment – Section 1

	(iii)	Part B: Statement of Additional Information – Item 22

(d)	Investment Advisory Contracts

	(i)	Amended and Restated Investment Management Agreement between the Registrant on behalf of Franklin International Small Cap Fund and Franklin Advisers, dated May 1, 2021

(ii)

Amendment dated May 1, 2020, to the Amended and Restated Investment Management Agreement between the Registrant, on behalf of Franklin Emerging Market Debt Opportunities Fund and Franklin Templeton Investment Management Limited dated December 29, 2017

Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 27, 2020

(iii)

Amended and Restated Investment Management Agreement between Registrant, on behalf of Franklin International Growth Fund, and Franklin Templeton Institutional, LLC, dated December 29, 2017

Filing: Post-Effective Amendment No. 46 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2019

	(iv)	Sub-Advisory Agreement between Franklin Advisers, Inc. and Clearbridge Investments, LLC on behalf of Franklin International Small Cap Fund dated June 1, 2021
	(v)	Amendment dated May 13, 2020, to the Investment Management Agreement between the Registrant, on behalf of each Fund listed in Schedule A.

(e)	Underwriting Contracts

(i)

Distribution Agreement dated January 1, 2011, with revised Attachment A dated September 2013, between Registrant and Franklin/Templeton Distributors, Inc.

Filing: Post-Effective Amendment No. 42 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 24, 2017

(ii)

Form of Selling Agreements between registrant and Franklin/Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010

Filing: Post-Effective Amendment No. 24 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: September 30, 2010

(iii) Amendment to Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated May 13, 2020

(f)	Bonus or Profit Sharing Contracts

Not Applicable

(g)	Custodian Agreements

(i)

Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: July 30, 2003

(ii)

Amendment dated May 7, 1997 to Master Custody Agreement between the Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: July 30, 2003

(iii)

Amendment dated February 27, 1998, to the Master Custody Agreement between the Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Post-Effective Amendment No. 6 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: July 30, 2003

(iv) Amendment dated January 29, 2021 to Exhibit A and of the Master Custody Agreement between the Registrant and The Bank of New York Mellon dated February 16, 1996

(v)

Amendment dated May 16, 2001, to the Master Custody Agreement between the Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 25 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 28, 2011

(vi)

Amendment dated June 3, 2019 to Schedule 1 of Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 46 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2019

(vii)

Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: March 31, 2006

(viii)

Amendment dated January 27, 2017 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement

Filing: Post-Effective Amendment No. 42 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 24, 2017

(ix)

Amendment dated November 19, 2014 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement

Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2014

(x)

Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: March 31, 2006

	(xi)	Amendment dated January 29, 2021 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

	(xii)	Supplement to the Master Custody Agreement Hong Kong- China Connect Service Franklin Global Trust dated July 26, 2018, revised Exhibit A dated August 1, 2019
Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A File No. 333-46996 Filing Date: November 27, 2020
(h)	Other Material Contracts

(i)

Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC on behalf of Franklin International Small Cap Fund (formerly, Franklin International Small Cap Growth Fund) dated May 1, 2013 and amended May 1, 2014

Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2014

(ii)

Subcontract for Fund Administrative Services between Franklin Templeton Institutional, LLC and Franklin Templeton Services, LLC on behalf of Franklin Global Real Estate Fund, Franklin International Growth Fund and Franklin Global Listed Infrastructure Fund, dated May 1, 2013 and amended May 1, 2014

Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2014

(iii)

Subcontract for Fund Administrative Services between Franklin Templeton Investment Management Limited and Franklin Templeton Services, LLC on behalf of Franklin Emerging Market Debt Opportunities Fund (formerly, Franklin Templeton Emerging Market Debt Opportunities Fund) dated May 1, 2013 and amended May 1, 2014

Filing: Post-Effective Amendment No. 36 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2014

(iv)

Amended and Restated Transfer Agent and Shareholder Services Agreement dated November 1, 2017 between Registrant and Franklin Templeton Investor Services, LLC

Filing: Post-Effective Amendment No. 42 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 24, 2017

	(v)	Amendment to Fund Services Agreement between Franklin Templeton Services, LLC and J.P Morgan Chase Bank dated January 22, 2020 on behalf of Franklin Global Trust
Filing: Post-Effective Amendment No. 48 to Registration Statement on Form N-1A File No. 333-46996 Filing Date: November 27, 2020
	(vi)	Fund Services Agreement between Franklin Templeton Services, LLC and J.P Morgan Chase Bank dated January 22, 2020

(i)	Legal Opinion

	(i)	Opinion and Consent of Counsel dated December 14, 2000 Filing: Registration Statement on Form N-1A File No. 333-46996 Filing Date: December 15, 2000

(j)	Other Opinion

	(i)	Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements

Not Applicable

(l)	Initial Capital Agreements

(i)

Letter of Understanding for Franklin International Small Cap Fund (formerly, Franklin International Small Cap Growth Fund) dated October 15, 2002
Filing: Post-Effective Amendment No. 3 to Registration Statement on Form N-1A
File No. 333-46996

Filing Date: November 26, 2002

(m)	Rule 12b-1 Plan

(i)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin International Small Cap Fund (formerly, Franklin International Small Cap Growth Fund), and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 25, 2009

(ii)

Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin International Small Cap Fund (formerly, Franklin International Small Cap Growth Fund), and Franklin/Templeton Distributors, Inc. dated July 9, 2009

Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 25, 2009

(iii)

Amended and Restated Class R Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin International Small Cap Fund (formerly, Franklin International Small Cap Growth Fund), and Franklin/Templeton Distributors, Inc. dated July 9, 2009
Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 25, 2009

(iv)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin International Growth Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009
Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 25, 2009

(v)

Amended and Restated Class R Distribution Plan pursuant to Rule 12b- 1 between Registrant, on behalf of Franklin International Growth Fund, and Franklin/Templeton Distributors, Inc. dated July 9, 2009
Filing: Post-Effective Amendment No. 23 to Registration Statement on Form N-1A
File No. 333-46996
Filing Date: November 25, 2009

(vi) Amendment to Distribution Plans pursuant to Rule 12b-1 dated May 13, 2020
(n)	Rule 18f-3 Plan

(i)

Amended Multiple Class Plan on behalf of Franklin International Small Cap Fund (formerly, Franklin International Small Cap Growth Fund) dated October 5, 2018

Filing: Post-Effective Amendment No. 46 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2019

(ii)

Amended Multiple Class Plan on behalf of Franklin International Growth Fund dated October 5, 2018

Filing: Post-Effective Amendment No. 46 to Registration Statement on Form N-1A

File No. 333-46996

Filing Date: November 26, 2019

(p)	Code of Ethics

(i) Code of Ethics dated August 16, 2021

(q)	Power of Attorney

(i) Power of Attorney dated May 21, 2019 Filing: Post-Effective Amendment No. 46 to Registration Statement on Form N-1A File No. 333-46996 Filing Date: November 26, 2019
(ii) Power of Attorney for Valerie M. Williams dated May 10, 2021
(iii) Power of Attorney for Jeffery W. White dated October 6, 2021

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

a)  Franklin Advisers, Inc.

The officers and directors of Franklin Advisers, Inc. (Advisers), serves as investment manager of one of the Trust series, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc. (Resources), and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

b) Franklin Templeton Institutional, LLC

Franklin Templeton Institutional, LLC (FT Institutional) serves as the investment manager of three series of the Trust and serves as sub-advisor to other series of the Trust. FT Institutional is a wholly-owned subsidiary of Resources. For additional information please see part B and Schedules A and D of Form ADV of Investment Management (SEC File No. 801-60684), incorporated herein by reference, which sets forth the officers of FT Institutional and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

c) ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is a direct wholly-owned subsidiary of Legg Mason and an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. With the exception of Matthew Nicholls, who served as Managing Director of Citigroup, Inc. from 1995 to 2019, during the last two fiscal years, the directors and officers of ClearBridge have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason and/or Resources, other Legg Mason and Resources subsidiaries and/or other Legg Mason and/or Resources sponsored investment companies. The names and titles of the officers and directors of ClearBridge are listed in Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-64710). ClearBridge is located at 620 Eighth Avenue, New York, New York 10018.

Item 32. Principal Underwriters

(a) Franklin Distributors, LLC (Distributors) also acts as principal underwriter of shares of:

Franklin Alternative Strategies Funds

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Fund Allocator Series

Franklin Federal Tax-Free Income Fund

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Municipal Securities Trust

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton ETF Trust

Franklin Templeton Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

ActiveShares ETF Trust

Legg Mason ETF Investment Trust

Legg Mason Global Asset Management Trust

Legg Mason Partners Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Investment Trust

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Money Market Trust

Western Asset Funds, Inc.

(b)  The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File Nos. 008-05889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder services agent, Franklin Templeton Investor Services, LLC, at 3344 Quality Drive, Rancho Cordova, CA  95670-7313.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 24th day of November, 2021.

FRANKLIN GLOBAL TRUST

(Registrant)

By: /s/ Steven J. Gray

Steven J. Gray

Vice President and Co-Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Edward D. Perks*
Edward D. Perks	President and Chief Executive Officer- Investment Management Dated: November 24, 2021

Matthew T. Hinkle*
Matthew T. Hinkle	Chief Executive Officer-Finance and Administration Dated: November 24, 2021
Jeffery W. White*
Jeffery W. White	Interim Chief Financial Officer and Chief Accounting Officer Dated: November 24, 2021

Harris J. Ashton*	Trustee
Harris J. Ashton	Dated: November 24, 2021

Terrence J. Checki*	Trustee
Terrence J. Checki	Dated: November 24, 2021

Mary C. Choksi*	Trustee
Mary C. Choksi	Dated: November 24, 2021

Edith E. Holiday*	Trustee
Edith E. Holiday	Dated: November 24, 2021

Gregory E. Johnson*	Trustee
Gregory E. Johnson	Dated: November 24, 2021

Rupert H. Johnson, Jr.*	Trustee
Rupert H. Johnson, Jr.	Dated: November 24, 2021

J. Michael Luttig*	Trustee
J. Michael Luttig	Dated: November 24, 2021

Larry D. Thompson*	Trustee
Larry D. Thompson	Dated: November 24, 2021

Valerie M. Williams*	Trustee
Valerie M. Williams	Dated: November 24, 2021

*By: /s/ Steven J. Gray

Steven J. Gray

Attorney-in-Fact (Pursuant to Power of Attorney previously filed and filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”), and the Investment Company Act of 1940, Alternative Strategies (FT) Ltd. (the "Cayman Fund") a corporation organized under the laws of the Cayman Islands; has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Mateo, and the State of California, on the 24th day of November, 2021.

Alternative Strategies (FT) Ltd.

By: /s/Matthew T. Hinkle

Matthew T. Hinkle

Director

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities listed below with regard to the Alternative Strategies (FT) Ltd. and on the dates indicated.

Signature	Title	Date

/s/Matthew T. Hinkle	Director	November 24, 2021
Matthew T. Hinkle

The following exhibits are attached:

EXHIBIT NO.	DESCRIPTION

EX.99(d)(i)	Amended and Restated Investment Management Agreement between the Registrant on behalf of Franklin International Small Cap Fund and Franklin Advisers, dated May 1, 2021

EX.99(d)(iv)	Sub-Advisory Agreement between Franklin Advisers, Inc. and Clearbridge Investments, LLC on behalf of Franklin International Small Cap Fund dated June 1, 2021

EX.99(d)(v)	Amendment dated May 13, 2020, to the Investment Management Agreement between the Registrant, on behalf of each Fund listed in Schedule A.

EX.99(e)(iii)	Amendment to Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated May 13, 2020

Ex.99.(g)(iv)	Amendment dated January 29, 2021 to Exhibit A and of the Master Custody Agreement between the Registrant and The Bank of New York Mellon dated February 16, 1996

Ex.99.(g)(xi)	Amendment dated January 29, 2021 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Ex.99.(h)(vi)	Fund Services Agreement between Franklin Templeton Services, LLC and J.P Morgan Chase Bank dated January 22, 2020

Ex.99.(j)(i)	Consent of Independent Registered Public Accounting Firm

Ex.99.(m)(vi)	Amendment to Distribution Plans pursuant to Rule 12b-1 dated May 13, 2020
Ex.99.(p)(i)	Code of Ethics dated August 16, 2021
Ex.99.(q)(ii)	Power of Attorney for Valerie M. Williams dated May 10, 2021

Ex.99.(q)(iii)	Power of Attorney for Jeffery W. White dated October 6, 2021